As filed with the Securities and Exchange Commission on December 15, 2014

Securities Act Registration No. 033-48907

Investment Company Act Registration No. 811-58433

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. _____	☐
Post-Effective Amendment No. 102	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 102	☒

BMO FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

111 East Kilbourn Avenue, Suite 200
Milwaukee, Wisconsin	53202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 236-3863

John M. Blaser

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copies to:

Michael P. O’Hare, Esq.

Stradley, Ronon, Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On December 15, 2014 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

BMO Funds Prospectus

December 15, 2014

	Advisor Class (Class A)	Institutional Class (Class I)
BMO Alternative Strategies Fund	BMATX	BMASX

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary

BMO Alternative Strategies Fund

Investment Objective:

The Fund seeks capital appreciation with an emphasis on absolute returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares – Sales Charge” on page 21 of this Prospectus and under “How to Buy Shares – Waivers and Reductions of Sales Charges – Class A Shares” beginning on page 21 of this Prospectus and “How to Buy Shares” beginning on page B-31 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase) (1)	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.70%	1.70%
Distribution (12b-1) Fees	0.25%	None
Other Expenses(2)	2.83%	2.83%
Dividend and Interest Expenses	0.55%	0.55%
Total Annual Fund Operating Expenses	5.33%	5.08%
Fee Waiver and Expense Reimbursement(3)	2.58%	2.58%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	2.75%	2.50%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

(2)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding dividend and interest expenses, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 2.20% for Class A and 1.95% for Class I through December 31, 2015. This expense limitation agreement may not be terminated prior to December 31, 2015 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2015. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I
1 Year	$764	$253
3 Years	$1,796	$1,294

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund seeks to maintain lower volatility relative to the broad equity and fixed income markets by strategically allocating its assets among a variety of instruments and strategies in an attempt to allow the Fund to participate in market upswings while protecting its assets in market downturns. The Fund seeks to achieve its goal by allocating its assets across a variety of investment strategies, generally by employing multiple sub-advisers (each, a “Sub-Adviser”). In allocating the Fund’s assets among Sub-Advisers, the Adviser seeks to provide diversified exposure across geographies, sectors, market capitalizations and security types.

The Adviser is responsible for setting and monitoring the Fund’s investment guidelines, selecting the Fund’s Sub-Advisers, managing the Fund’s cash, allocating Fund assets among Sub-Advisers, monitoring the performance of each Sub-Adviser, and,

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BMO Alternative Strategies Fund (cont.)

at times, directly managing a portion of the Fund’s assets in any of the strategies discussed below. CTC myCFO, LLC (“CTC”), one of the Fund’s Sub-Advisers, assists the Adviser in identifying and selecting the Sub-Advisers and determining the most appropriate allocation of the Fund’s assets among the Sub-Advisers. The identity and number of Sub-Advisers and the allocation of Fund assets among them will change over time.

The Fund’s assets are allocated to Sub-Advisers whose strategies, when combined to form a single portfolio, seek to provide attractive risk-adjusted returns over the long term and overall investment diversification with the aim of decreasing the Fund’s sensitivity to market fluctuations. A range of qualitative and quantitative factors is reviewed when determining the recommendations for allocations to the Sub-Advisers, including each Sub-Adviser’s investment style, historical performance, and portfolio holdings.

The investment strategies that the Sub-Advisers may utilize involve the following types of investments: (i) equity securities of companies of any market capitalization throughout the world (including the United States), which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and exchange traded funds (“ETFs”); (ii) debt securities, which may include debt securities of governments throughout the world (including the United States) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (including the United States), below investment grade debt securities, including defaulted securities and distressed debt (commonly known as “junk bonds”), bank loans, and convertible bonds; and (iii) foreign currencies. The Sub-Advisers invest without limitation in securities of any duration.

In addition, certain Sub-Advisers may engage in long and short sales transactions to employ their strategies. When a Sub-Adviser sells securities short for the Fund, it sells a security that the Fund does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete the short sale transaction, the Sub-Adviser buys the same security for the Fund in the market at a later date and returns it to the lender. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The Sub-Advisers may invest in a variety of derivative instruments for hedging or investment purposes. Such derivative instruments may include: (i) futures contracts based on securities, indices, currencies, and/or U.S. government bonds; (ii) foreign currency forward contracts; (iii) swaps, such as credit default swaps, total return swaps, and/or interest rate swaps; and (iv) call and put options on securities and indices, including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on securities and indices. The Sub-Advisers may use any of these derivatives in an effort to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions. A Sub-Adviser may choose not to hedge its positions. As a result of the Fund’s derivatives usage, the Fund may have economic leverage, which means that the sum of the Fund’s investment exposures through the use of its derivatives may exceed the amount of assets invested in the Fund, although these exposures may vary over time.

Sub-Adviser Strategies. The Adviser expects that the Sub-Advisers will implement one or more of the investment strategies summarized below. These strategies are similar to investment strategies traditionally employed by hedge funds, which include non-traditional or “alternative” strategies. These strategies may be used by a Sub-Adviser to seek high total return, to provide hedging benefits, to manage volatility, and/or to provide market-neutral returns for the Fund. From time to time, the Fund may have little or no assets allocated to any one particular strategy in light of economic or other conditions (including the availability of Sub-Advisers), as determined by the Adviser in its sole discretion.

The descriptions of such investment strategies are subjective, are not complete descriptions of any strategy, and may differ from classifications made by other investment firms that implement similar investment strategies.

Long/Short Equity Strategies: A Sub-Adviser employing a long/short equity strategy generally seeks to produce returns from investments in the equity markets by combining long and short positions in particular securities or markets. For example, in employing this strategy, a Sub-Adviser may use fundamental research to identify securities to buy long (with the expectation that they will increase in value) and sell short (with the expectation that they will decrease in value). Other methodologies, such as relative value or event driven, also may be utilized. Under this strategy, the Fund may purchase securities or sell securities short or use options and futures or other derivative instruments on securities, ETFs, or indices to gain long or short exposure to securities or markets. A Sub-Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

Hedged Credit Strategies: A hedged credit (or long/short fixed income) strategy generally involves a Sub-Adviser taking both long and short positions in fixed income securities across multiple sectors and credit quality ranges in one or more countries, including developed and emerging market countries. A Sub-Adviser that employs this strategy generally uses a fundamental driven approach to investing across the capital structure of a company and attempts to profit from investing in all aspects of a

2	BMO FUNDS

BMO Alternative Strategies Fund (cont.)

company’s capital structure through both long and short positions. Other methodologies, such as event driven also may be utilized. In employing a hedged credit strategy, a Sub-Adviser may invest in a variety of fixed or variable rate debt instruments and other securities of all credit qualities including high yield bonds, distressed securities, and companies near, or in, bankruptcy. These securities may be currently out-of-favor, have low credit ratings, or be affected by other adverse factors. This may be due to an anticipation of an upgrade in the debt instrument’s ratings, expectation that a reorganization will provide greater value, or other business factors that a Sub-Adviser believes the marketplace has not yet reflected. Under this strategy, the Fund may purchase securities or sell securities short and use collateralized debt obligations and derivative instruments, such as credit default swaps and equity options, to gain long or short exposure to securities or markets.

Event Driven Strategies: An event driven strategy seeks to profit from pricing inefficiencies that may result from specific, catalyst-driven events, such as mergers, spin-offs, corporate restructurings and management changes. Investments pursuant to this strategy focus on company-specific activities and seek to profit from specific events regardless of market direction. A Sub-Adviser employing this strategy for the Fund may invest in either equity or debt securities, may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

Relative Value Strategies: A relative value strategy employs investment techniques that are intended to profit from pricing inefficiencies, which involves taking a position in one financial instrument while offsetting the position with another financial instrument to attempt to benefit from changes in price. For example, a Sub-Adviser utilizing this strategy may use fundamental monitoring of securities, with macro data analysis to determine the most attractive company-specific securities for both long and short positions. In addition, a Sub-Adviser may seek to identify pricing inefficiencies in volatile products, such as options, and buy or sell a combination of such derivative instruments to profit from the instruments’ mispricing. Under this strategy, a Sub-Adviser may purchase securities or sell securities short, including ETFs, and use derivative instruments, including over-the-counter and exchange traded instruments, such as futures, swaps, currency forwards, and options on securities, ETFs, or indices to realize pricing inefficiencies or to hedge the portfolio. A Sub-Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

Macro Strategies: A macro strategy seeks to profit from anticipated changes in macroeconomic trends in the fixed income,

equity, and foreign currency markets. For example, a Sub-Adviser may establish both long and short positions in interest rate, foreign exchange, equity, and credit markets based on its analysis of global economic conditions. A Sub-Adviser may use quantitative or other models to identify investment opportunities across asset classes and to forecast trends (tactical trends strategy) in the markets and/or may employ a managed futures strategy to profit from shifts in different markets. Certain Sub-Advisers may implement this strategy primarily through the use of managed futures. Under this strategy, a Sub-Adviser may purchase securities or sell securities short and use derivative instruments, such as futures and currency forwards. A Sub-Adviser employing this strategy for the Fund may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

In implementing these investment strategies, a Sub-Adviser may engage in frequent trading of securities. The Adviser may, in its discretion, add to, delete from, or modify the categories of investment strategies employed by the Fund, and one or more of the strategies described above may not be represented in the Fund’s holdings at any given time.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Aggressive Investment Techniques and Strategies Risks. The Fund may invest in and use investment techniques, strategies, and financial instruments that may be considered aggressive. These techniques may expose the Fund to economic leverage or potentially dramatic changes (losses) in the value of its portfolio holdings.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security.

BMO FUNDS	3

BMO Alternative Strategies Fund (cont.)

Bank Loan Risks. The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund depends upon the creditworthiness of the borrower for payment of principal and interest. Many of these instruments may be illiquid or difficult to value. The prices of such instruments may be extremely volatile.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Collateralized Debt Obligations (“CDO”) Risks. An investment in a CDO is subject to the risks of debt securities and asset-backed securities generally and also are subject to additional risks, such as liquidity risk; the risk that distributions from collateral securities will not be adequate to make interest or other payments; and the risk that the quality of the collateral may decline in value, default, or be downgraded.

Convertible Securities Risks. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Consequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock, or may be exposed to the interest rate or credit risk of the issuer.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds, or corporate restructurings, may present special risks because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds, or corporate restructurings, may be subject to significant and unpredictable fluctuations.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivatives Risks. Derivatives may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed. In addition, the value of a derivative may not correlate perfectly to the underlying financial asset, index, or other investment or overall securities markets. Specific types of derivative securities also are subject to a number of additional risks, such as:

Options and Futures Risks. Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed.

Swap Agreement Risks. A swap agreement may not be assigned without the consent of the counterparty and may result in losses in the event of a default or bankruptcy of the counterparty.

Credit Default Swap Risks. Credit default swaps are subject to general market risks, liquidity risks, and credit risks. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. If the Fund is a seller in a credit default swap and an event of default occurs, there may be a loss of value to the Fund.

Foreign Currency Forwards Risks. Foreign currency forwards are subject to currency risks, liquidity risks, and credit risks. A currency forward may result in losses in the event of a default or bankruptcy of the counterparty. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Leverage Risks. Derivatives and other investments may create economic leverage and can result in losses to the Fund that exceed the original amount invested.

Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms.

Distressed Securities Risks. The Fund’s investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default, or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of

4	BMO FUNDS

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more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Exchange-Traded Funds Risks. By investing in an ETF, there is a risk that the value of the underlying securities of the ETF may decrease. In addition, the market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained. ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track. The Fund also will bear its proportionate share of the ETF’s fees (including management and advisory fees) and expenses.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, possible imposition of foreign withholding taxes and trading restrictions or economic sanctions. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Government Obligations Risks. With respect to U.S. government securities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law (such as Fannie Mae or Freddie Mac). As a result, there is a risk that these entities will default on a financial obligation.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories, and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Interest rate changes also are influenced by a number of factors including government policy, inflation expectations and supply and demand.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. The Adviser’s or a Sub-Adviser’s judgment about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results. In addition, because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in securities of the same issuer or engage in derivatives transactions that may offset each other. Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style. To a significant extent, the Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets among the various investment strategies and Sub-Advisers. Because the Adviser will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Sub-Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Sub-Advisers or the possible increased risk of investing in a limited number of investment strategies. In addition, certain of the Sub-Advisers may have limited experience managing strategies within a registered investment company. Registered investment companies, unlike the private hedge funds the Sub-Advisers may typically manage, are subject to daily cash flows from

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BMO Alternative Strategies Fund (cont.)

investors and to certain legal and tax-related restrictions on investments.

Market Direction Risks. Because the Fund will typically hold both long and short positions, the Fund’s results will suffer both when there is a general market advance and the Fund holds significant “short” positions or when there is a general market decline and the Fund holds significant “long” positions.

Model Investment Risks. The success of the investment strategies employed by the Sub-Advisers depend on the analyses and assessments that were used in developing such strategies, as well as on the accuracy and reliability of models and data provided by third parties. Incorrect analyses and assessments or inaccurate or incomplete models and data could adversely affect performance. Certain low-probability events or factors that are assigned little weight may occur or prove to be more likely or more relevant than expected, for short or extended periods of time. There can be no assurance that these strategies will enable to the Fund to achieve its objective.

Multinational Companies Risks. Investments in multinational companies, including those that are based in the U.S., involve certain risks that may be difficult to predict and can increase the potential for losses. Such risks include, without limitation, those associated with the political, regulatory and economic conditions of each country in which the multinational company conducts business. In addition, fluctuations in currency and risks related to less developed custody and settlement practices may be greater for investments in multinational companies.

Portfolio Turnover Risks. A high portfolio turnover rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may incur a higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund assets are focused in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Short Sales Risks. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. In addition, it is possible that the Fund’s securities held long will decline in value at the same time that the value of the securities sold short increase in value, increasing the potential for loss. Therefore, the risk of loss may be theoretically unlimited.

Sovereign Debt Securities Risks. Sovereign debt securities are subject to risks in addition to those relating to debt securities and foreign securities, including the risk that a governmental entity may be unwilling or unable to meet its obligations due to insufficient cash flow or foreign reserves, the size of the debt service burden or government monetary policy. In the event of a default on sovereign debt, the Fund also may have limited legal recourse against the defaulting government entity.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

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BMO Alternative Strategies Fund (cont.)

Sub-Advisers

Sub-Advisers	Strategy
CTC myCFO, LLC (an affiliate of the Adviser)	Sub-Adviser Selection and Monitoring and Allocation across Strategies
Capstone Investment Advisors, LLC (“Capstone”)	Relative Value – Options Strategy
Cramer Rosenthal McGlynn, LLC (“Cramer Rosenthal”)	Long/Short Equity/Event Driven Strategy – All Capitalization Ranges
Graham Capital Management, L.P. (“Graham”)	Macro – Tactical Trend Managed Futures Strategy
Iridian Asset Management LLC (“Iridian”)	Long/Short Equity Strategy – Midsize Capitalization Ranges
Pine River Capital Management, L.P. (Pine River”)	Relative Value – Global Equity Strategy
Sound Point Capital Management, L.P. (“Sound Point”)	Hedged Credit/Event Driven Strategy

Portfolio Managers. Lowell Yura and Kristina Kalebich are co-portfolio managers of the Fund. Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and has co-managed the Fund since its inception. Ms. Kalebich, Director – Alternatives Specialist, joined the Adviser in 2014 and has co-managed the Fund since its inception.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class A shares and $2,000,000 for Class I shares. For Class A, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application.

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that may be taxed primarily as ordinary income and long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BMO FUNDS	7

Additional Information Regarding Principal Investment Strategies and Risks

The Fund’s investment objective is non-fundamental and may be changed without shareholder approval. In implementing its investment objective, the Fund may invest in the following securities and use the following transactions and investment techniques as part of its investment strategy. Some of these securities, transactions, and investment techniques involve special risks, which are described below.

Equity Securities

An investment in the equity securities of a company represents a proportionate ownership interest in that company. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities. Companies generally have discretion as to the payment of any dividends or distributions.

Common Stocks. Common stocks are the most prevalent type of equity securities. Holders of common stock of an issuer are entitled to receive the issuer’s earnings only after the issuer pays its creditors and any preferred shareholders. As a result, changes in the issuer’s earnings have a direct effect on the value of its common stock.

Foreign Securities

Foreign securities include securities:

•	of issuers domiciled outside of the United States, including securities issued by foreign governments,

•	that primarily trade on a foreign securities exchange or in a foreign market, or

•

that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States.

Fixed Income Securities and Transactions

Fixed income securities pay interest, dividends, or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. The issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities generally provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

Certain fixed income securities may be supported by credit enhancements. A credit enhancement is an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing the credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Asset-Backed/Mortgage-Backed Securities. Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks.

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of a mortgage-backed security is a pass-through certificate. An issuer of a pass-through certificate gathers monthly payments from an underlying pool of mortgages, deducts its fees and expenses, and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro-rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

8	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Mortgage-backed securities may be issued or guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac, but also may be issued or guaranteed by other issuers, including private companies. The Adviser treats mortgage-backed securities guaranteed by a government-sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Collateralized debt obligations. CDOs are interests in a trust or other special purpose entity (SPE) and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, Real Estate Investment Trusts (REITs), commercial mortgage-backed securities, emerging market debt, and municipal bonds. Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Convertible Securities. Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. Con-

sequently, the value of the convertible security may be exposed to the stock market risk of the underlying stock or may be exposed to the interest rate or credit risk of the issuer.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. The credit risks of corporate debt securities vary widely among issuers.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Adviser treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Dollar Rolls. Dollar rolls are transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a predetermined price. Normally, one or both securities involved are “to be announced” mortgage-backed securities or “TBAs.” Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause the Fund to have an increased portfolio turnover rate.

High Yield Securities. High yield securities are debt securities that are rated below investment-grade. While high yield securities may offer higher yields than investment-grade securities, they are predominantly considered to have speculative characteristics and are sometimes called “junk bonds.”

Repurchase Agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	9

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

Sovereign Debt. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies and may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Investment in sovereign debt may involve a high degree of risk due to the inability of governmental entities to repay the principal or interest when due.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are generally regarded as having the lowest credit risks. Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority. Securities issued by certain government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority. Other government entities receive support through federal subsidies, loans, or other benefits. Some government entities have no explicit financial support from the U.S. government, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable Rate Demand Instruments. Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value.

Derivatives

Derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices and may relate to stocks, bonds, interest rates, currencies, or related indices. Derivatives allow the Fund to gain or reduce exposure to the value of the underlying instrument without actually owning or selling the instrument. Derivative instruments may be used for “hedging,” which means that they may be used when a Sub-Adviser seeks to protect certain of the Fund’s investments from a decline in value. Derivative instruments also may be used for other purposes, including to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments, or enhance total return.

Futures contracts. A futures contract is an agreement to buy or sell a specific amount of an underlying instrument (such as a security or currency) at a specified price on a specified date. The purchase or sale of a futures contract would allow the Fund to adjust its exposure to the underlying instrument without having to buy or sell the actual instrument. When the Fund sells a futures contract, the Fund has a contractual obligation to deliver the underlying instrument set forth in the contract at a specified price on a specified date. In a purchase of a futures contract, the Fund has a contractual obligation to purchase the underlying instrument set forth in the contract at a specified price on a specified date. Many futures contracts allow for a cash payment of the net gain or loss on the contract at maturity instead of delivery of the underlying instrument. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Options. A call option is an agreement that gives the purchaser the right (but not the obligation) to buy an underlying instrument (such as a security or index) from the writer (seller) of the option at a specified price (exercise price) during a specified period of time in return for a premium. A put option is an agreement that gives the purchaser the right (but not the obligation) to sell an underlying instrument (such as a security or index) to the writer (seller) of the option at the exercise

10	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

price during the term of the option in return for a premium. The Fund may purchase or sell (write) put and call options.

Swap agreements. A swap is an agreement between the Fund and another party to exchange the returns (or differentials in rates of return) or cash flows earned or realized on a particular amount of an underlying instrument. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a credit default swap, the buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying debt obligation. A credit event may be a bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or restructuring of the reference debt obligation. A total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying instrument taken place.

Currency forward contracts. A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.

Short Sales. Certain of the Fund’s Sub-Advisers may use short sales to take short positions in certain securities to execute the Fund’s investment strategies. When the Fund takes a long position in a security, the Fund purchases the security outright for its portfolio. When the Fund takes a short position in a security, the Fund sells a security that it does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. To complete or close out the short sale transaction, the Fund buys the same security in the market and returns it to the lender. The Fund makes money when the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed security than it received. Until the Fund replaces the borrowed security, the Fund is required to maintain during the period of the short sale the short sale proceeds that the broker holds (which may be invested in equity securities) and any additional assets the lending broker requires as collateral. The Fund also is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily.

Investment Companies

Exchange-Traded Funds. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to risks that the market price of ETF shares may trade at a discount to their NAV, an active trading market for ETF shares may not develop or be maintained, trading of ETF shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

Investments in Other Investment Companies. The Fund may invest in securities issued by other investment companies. By investing in another investment company, there is a risk that the value of the underlying securities of that investment company may decrease. The Fund also will bear its proportionate share of the other investment company’s fees and expenses (including management fees, administration fees, and custodian fees) in addition to the fees and expenses of the Fund.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	11

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Investment Techniques

Securities Lending. The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend income” for federal income tax purposes and will generally be taxable as ordinary income for federal income tax purposes.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it may terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

Temporary Defensive Investments. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market, economic, political or other conditions, or when it receives large cash inflows, the Fund may temporarily use a different investment strategy by investing up to 100% of its assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). This position may cause the Fund to temporarily forgo greater investment returns for the safety of principal. When so invested, the Fund may not achieve its investment objective.

Multi-Manager Structure. The Fund seeks to achieve its goal by allocating its assets to multiple Sub-Advisers that employ a variety of investment strategies. The Adviser is responsible for setting and monitoring the Fund’s investment guidelines, managing the Fund’s cash, selecting the Fund’s Sub-Advisers, allocating the Fund’s assets among the Sub-Advisers, and monitoring the performance of each Sub-Adviser. CTC is responsible for making recommendations to the Adviser regarding the selection, monitoring, and investment allocation among the Fund’s other Sub-Advisers. Each other Sub-Adviser is responsible for the day-to-day investment decisions for the portion of Fund assets allocated to it, although the Adviser may, in its sole discretion, develop performance benchmarks and investment guidelines with the Sub-Advisers. In recommending new Sub-Advisers to the Fund’s Board of Directors, the Adviser conducts a detailed quantitative, qualitative, and risk analysis process and considers numerous factors, including, but not limited to, the Sub-Adviser’s investment style, reputation, depth and experience of its investment team, financial stability, demonstrated ability to implement a particular investment strategy, consistency of past returns, and policies and procedures to monitor account for risk.

Additional Principal Risk Information

Aggressive Investment Techniques and Strategies Risks. The Fund may invest in and use investment techniques, strategies, and financial instruments that may be considered aggressive. These techniques may expose the Fund to economic leverage or potentially dramatic changes (losses) in the value of its portfolio holdings.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities also are affected by other factors, such as the volume of home sales. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Credit risk is greater for mortgage-backed and asset-backed securities that are subordinate to another security (i.e., if the

12	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinate the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. In addition, there can be no assurance that private insurers or guarantors providing credit enhancements can meet their obligations. Recent market events have caused the markets for asset-backed and mortgage-backed securities to experience significantly lower valuations and reduced liquidity.

Bank Loan Risks. In addition to interest rate, credit, prepayment and extension risk, by investing in bank loans, the Fund also is subject to the risk that the collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, may be difficult to liquidate or may have limited access. Unsecured loans are not supported by collateral, which results in a greater risk of loss. Depending on the nature of loan transactions, the Sub-Adviser may lack access to non-public information that would otherwise be useful in reviewing the borrower; or may be restricted from trading the loan or other securities of the borrower if it has possession of non-public information. With respect to participations in loans, the Fund has limited rights, assumes the credit risk of the lender, as well as the credit risk of the borrower, and may be treated as a general creditor of the lender in the event of insolvency.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Collateralized Debt Obligations Risks. An investment in a CDO is subject to the risks of debt securities and asset-backed securities generally and also are subject to additional risks, such as liquidity risk; the risk that distributions from collateral securities will not be adequate to make interest or other payments; and the risk that the quality of the collateral may decline in value, default or be downgraded.

Convertible Securities Risks. A convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities also are subject to risks that affect debt securities in general. In addition, a lower yield is generally offered on convertible securities than on otherwise equivalent non-convertible securities. There is no guarantee that the Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

Corporate Restructuring Risks. Securities of companies that are involved in company turnarounds or corporate

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	13

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

restructurings may present special risks because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread also may increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. Credit markets are currently experiencing greater volatility due to recent market events as noted below.

Currency Risks. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in or that trade in foreign currencies, the Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Credit Default Swap Risks. Credit default swaps are subject to general market risk, liquidity risk, and credit risk. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will have no benefit from the payments it has made. If the Fund is a seller and a credit event occurs, the value of the reference obligation received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. As a seller of a credit default swaps, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying reference obligation in return for the receipt of the underlying reference obligation.

Derivatives Risks. The Fund may invest in, or enter into, derivatives or derivatives transactions (“Derivatives”). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Derivatives entered into by the Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Fund. Derivatives permit the Adviser or a Sub-Adviser to increase or decrease the level of risk of an investment portfolio, or change the character of the risk to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of the Fund. The Adviser’s or Sub-Adviser’s use of Derivatives may include swaps, options futures, and currency forwards designed to replicate the performance of the Fund or to adjust market or risk exposure.

If the Fund invests in Derivatives at inopportune times or incorrectly judges market conditions, the investments may reduce the return of the Fund or result in a loss. The Fund could also experience losses if Derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant,

14	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

rapid, and unpredictable changes in the prices for Derivatives. Furthermore, when seeking to obtain short exposure by investing in Derivatives, the Fund may be subject to regulatory restrictions as discussed in “Short Sales Risks” below. Additionally, a loss may be sustained by the Fund as a result of the failure of a counterparty to a Derivative contract to make required payments or otherwise fulfill its obligations under the Derivative contract’s terms.

Distressed Securities Risks. Distressed securities include securities of companies or government entities that are already in or are heading toward some sort of distress, such as default or bankruptcy. Distressed securities most commonly include corporate debt and bank debt securities that are currently undervalued, out-of-favor, have low credit ratings or subject to bankruptcy, reorganization, or other insolvency proceedings, or are affected by other adverse factors. The use of distressed securities strategies may include the purchase of bonds of companies with lower credit ratings and that have attractive risk/reward characteristics due to, among other things, an anticipation of an upgrade in the bond’s ratings, expectation that a company reorganization will provide greater value, or other positive business factors that are not yet reflected in their market value.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to risks that the market price of ETF shares may trade at a discount to their NAV, an active trading market for ETF shares may not develop or be maintained, or trading of ETF shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, policies or sanctions limiting foreign investments, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Foreign issuers and foreign entities providing credit support or a maturity-shortening structure can involve increased risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory, and economic developments. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Although the Fund values its assets daily in U.S. dollars, the Fund will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time.

Foreign Currency Forwards Risks. Foreign currency forwards are subject to currency risks, liquidity risks, and credit risks. A currency forward may result in losses in the event of a default or bankruptcy of the counterparty. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	15

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Futures Contract Risks. Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Adviser or a Sub-Adviser incorrectly forecasts the value of investments in using a futures contract, the Fund might have been in a better position if the Fund had not entered into the contract.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae, and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. Fannie Mae and Freddie Mac have been in conservatorship since 2008. Securities issued by certain U.S. government agencies are supported only by the credit of that agency.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investor Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Income Risks. The income shareholders receive from the Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Investment Ratings. When the Fund invests in investment grade bonds or other debt securities or convertible securities, some may be rated in the lowest investment grade category (i.e., BBB or Baa). Bonds rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service have speculative characteristics. The Adviser or Sub-Adviser, as applicable, will determine the credit quality of unrated bonds, which may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser or Sub-Adviser, as applicable, will re-evaluate the bond and determine whether the bond should be retained or sold.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund also will bear its proportionate share of the other investment company’s fees

16	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

and expenses (including management fees, administration fees, and custodian fees) in addition to the fees and expenses of the Fund.

Leverage Risks. It is expected that most, if not all, of the Fund’s Sub-Advisers will employ leverage to varying degrees. Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short. Investments in derivative instruments also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivative instrument. Leverage can increase the investment returns of the Fund. However, if an asset decreases in value, the Fund will suffer a greater loss than it would have without the use of leverage. The Fund will maintain long positions in assets available for collateral, consisting of cash, cash equivalents, and other liquid assets, to comply with applicable legal requirements. However, if the value of such collateral declines, margin calls by lending brokers could result in the liquidation of collateral assets at disadvantageous prices.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade, or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open and the Fund could incur losses. Recent market events have caused the markets for some of the securities in which the Fund invests to experience reduced liquidity.

Management Risks. The Adviser’s or a Sub-Adviser’s judgment about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect.

Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Market Direction Risks. Because the Fund will typically hold both long and short positions, the Fund’s results will suffer both when there is a general market advance and the Fund holds significant “short” positions or when there is a general market decline and the Fund holds significant “long” positions.

Model Investment Risks. The success of the investment strategies employed by the Sub-Advisers depend on the analyses and assessments that were used in developing such strategies, as well as on the accuracy and reliability of models and data provided by third parties. Incorrect analyses and assessments or inaccurate or incomplete models and data could adversely affect performance. Certain low-probability events or factors that are assigned little weight may occur or prove to be more likely or more relevant than expected, for short or extended periods of time. There can be no assurance that these strategies will enable to the Fund to achieve its objective.

Multi-Style Management Risks. Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in the same securities. Certain Sub-Advisers may be purchasing securities at the same time that other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style. To a significant extent, the Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets among the various investment strategies and Sub-Advisers. Further, in the event that there is a proxy vote related to a security in which two Sub-Advisers have taken opposite positions, the Sub-Advisers may vote such proxies in a conflicting manner.

Options Risks. Options and options on futures contracts are subject to the same risks as the investments in which the Fund invests directly, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in options

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	17

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

and options on futures involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Adviser or Sub-Adviser incorrectly forecasts the value of investments in using an option or futures contract, the Fund might have been in a better position if the Fund had not entered into the contract. In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.

Portfolio Turnover Risks. In light of the Fund’s investment objective and strategies, the Fund may have a high portfolio turnover rate. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs (such as brokerage commissions), which may negatively affect the Fund’s performance.

Sector Risks. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Fund invests more of its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Short Sales Risks. The Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser or a Sub-Adviser believes possesses volatility characteristics similar to those being hedged. The Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the portfolio manager’s view, the security is over-valued. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on the Fund’s portfolio. A short sale of a security involves the risk of theoretically unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover the Fund’s short position will be available for purchase. The SEC and other U.S. and non-U.S. regulatory authorities have imposed, and may impose in the future, restrictions on short selling, either on a temporary or permanent basis. Such restrictions may include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions, and may hinder the Fund in, or prevent it from, implementing its investment strategies, and may negatively affect performance.

Sovereign Debt Risks. Sovereign debt securities are subject to risks in addition to those relating to debt securities and foreign securities, including the risk that a governmental entity may be unwilling or unable to meet its obligations due to insufficient cash flow or foreign reserves, the size of the debt service burden or government monetary policy. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. The value of equity securities purchased by the Fund may decline if the financial condition of the companies, in which the Fund invests, declines or if overall market and economic conditions deteriorate. Greater volatility increases risk. If the value of the Fund’s investments goes down, you may lose money.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks). Consequently, while value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, they can continue to be inexpensive for long periods of time and may not ever realize their full value.

Sub-Adviser and Strategy Concentration Risks. Because the Adviser will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Sub-Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Sub-Advisers or the possible increased risk of

18	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

investing in a limited number of investment strategies. In addition, certain of the Sub-Advisers may have limited experience managing registered investment companies. Registered investment companies, unlike the private or hedge funds that the Sub-Advisers typically manage, are subject to daily cash flows from investors and to certain legal and tax-related restrictions on investments.

Swap Agreements Risks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and will not have liquidity beyond the counterparty to the agreement. In a standard swap transaction, two parties agree to exchange the returns earned on specific reference assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counterparty.

In addition to the above principal risks, in recent years the U.S. and international markets experienced dramatic volatility, lower valuations, and reduced liquidity. As a result, many of the risks affecting the Fund may be increased.

Regulation under the Commodity Exchange Act

The Adviser is registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting, and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Adviser as the Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Adviser also is registered as a “commodity trading advisor” (“CTA”), but relies on an exemption from CTA regulation available for a CTA that also serves as the Fund’s CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this prospectus.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	19

How to Buy Shares

Who Can Invest in the BMO Funds? Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds, as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Fund determines that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Fund may reject future purchases in that account and any related accounts.

Shares of the Fund are qualified for sale only in the U.S. and its territories and possessions. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

When Can Shares Be Purchased? You can buy shares of the Fund, on any day the New York Stock Exchange (NYSE) is open for regular session trading. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV) plus any applicable sales charge. The NAV is calculated for the Fund at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. All purchase orders received in proper form and accepted by the time the Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed.

How is NAV Calculated? Each class’s NAV per share is the value of a single share of the class. It is computed for each class of the Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date.

In determining the NAV for the Fund, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.

Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the Fund.

20	HOW TO BUY SHARES

How to Buy Shares (cont.)

Certain securities held by the Fund may be listed on foreign exchanges that trade on days when the Fund does not calculate its NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may occur in the interim, which may affect a security’s value.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service utilizes statistical data based on historical performance of securities and markets, and other data in developing factors used to estimate fair value for that day.

Sales Charge. The applicable sales charge for the purchase of Class A shares is set forth in the following table:

Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $50,000	5.00%	5.26%	5.00%
$50,000–$99,999	4.00%	4.17%	4.00%
$100,000–$249,999	3.25%	3.36%	3.25%
$250,000–$499,999	2.50%	2.56%	2.50%
$500,000–$999,999	1.75%	1.78%	1.75%
$1,000,000–$4,999,999	0.00%	0.00%	1.00%
$5,000,000–$9,999,999	0.00%	0.00%	0.75%
$10,000,000–$49,999,999	0.00%	0.00%	0.50%
$50,000,000 and above	0.00%	0.00%	0.25%

*	For purchases of $1,000,000 and above, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% will apply to shares redeemed within 18 months of purchase.

Some or all of the sales charges may be paid as concessions to Authorized Dealers, as that term is defined under “How Do I Purchase Shares?” below.

Waivers and Reductions of Sales Charges—Class A Shares.

Investments of $1,000,000 or More. There is no initial sales charge on a lump sum Class A share purchase of the Fund of $1,000,000 or more, nor on any purchase into a Class A account with an accumulated value of $1,000,000 or more. However, if you have taken advantage of this waiver and redeem your shares within 18 months of purchase, a CDSC of 1.00% may be imposed on such shares based on the lesser of original cost or current market value. The CDSC may not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Waivers of Sales Charges” below. Also, the CDSC may not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charge Waivers” below.

Waivers of Sales Charges. For the following categories of investors and circumstances, Class A shares may be purchased at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Banks, broker-dealers, and other financial institutions (including registered investment advisors and financial

HOW TO BUY SHARES	21

How to Buy Shares (cont.)

planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program, or other program in which the clients pay an asset-based fee;

•	Registered representatives and other employees of affiliated or unaffiliated selling agents having a selling agreement with the Distributor;

•

Employer-sponsored defined contribution–type plans, including 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Fund and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor to service such accounts;

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code;

•

Direct rollovers (i.e., a rollover of Fund shares and not a reinvestment of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund or another BMO Fund;

•	Trustees or other fiduciaries purchasing Class A shares for employee benefit plans of employers with ten or more employees;

•	Reinvested dividends and capital gain distributions; or

•	In the Fund’s discretion, shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a BMO Fund is a party.

In the Fund’s sole discretion, other purchases of Class A shares may be made without a sales charge from time to time.

Reductions of Sales Charges. The following accounts are eligible for account value aggregation for purposes of the right of accumulation and letters of intent:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), and Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs);

•	Tax Sheltered Custodial Accounts (TSCAs);
•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts.

The following accounts are not eligible for account value aggregation:

•

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); and

•	Accounts invested in Class I, Class R-3 and Class R-6 of the BMO family of funds.

Contingent Deferred Sales Charge Waivers. In the following circumstances, the CDSC will not be charged upon the redemption of Class A shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	In an account that has been closed because it falls below the minimum account balance;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;
•

That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

22	HOW TO BUY SHARES

How to Buy Shares (cont.)

•	Shares initially purchased by an employee benefit plan; or

•	In the Fund’s discretion, shares issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the BMO Fund is a party.

Letter Of Intent (Class A Shares Only)

A shareholder may sign a letter of intent committing to purchase a certain amount of the same Class A shares within a 13-month period in order to combine such purchases in calculating the applicable sales charge. The Fund’s custodian will hold shares in escrow equal to the maximum applicable sales charge. If the shareholder completes the commitment, the escrowed shares will be released to his/her account. If the commitment is not completed within 13 months, the custodian will redeem an appropriate number of escrowed shares to pay for the applicable sales charge.

While this letter of intent will not obligate the shareholder to purchase the Class A shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A shares of any Fund, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase made within the past 90 days. Prior trade prices will not be adjusted.

Rights of Accumulation

The sales charge you pay to purchase Class A shares of the Fund may be reduced or eliminated by:

•	combining concurrent purchases of Class A shares by you, your spouse, and your children under age 21;

•	combining concurrent purchases of Class A shares of two or more BMO Funds;

•	accumulating purchases (in calculating the sales charge on an additional purchase, you may count the current NAV of previous Class A share purchases still invested in a BMO Fund);

•	signing a letter of intent to purchase a specific dollar amount of Class A shares within 13 months (call your investment representative for an application and more information); or
•	accumulating purchases of shares of other BMO Funds with subsequent purchases of the BMO Funds’ Class A shares that do not otherwise qualify for the Fund’s reduced sales charges.

If your investment qualifies for a reduced sales charge due to accumulation of purchases, including due to accumulation of investments in other mutual funds held at BMO Financial Corp., you or your investment representative must notify BMO Funds at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales charge. Additional information concerning sales load breakpoints is available in the SAI. Sales load and breakpoint discount information also is available, free of charge and in a clear and prominent format, on the Fund’s website at www.bmofunds.com.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. Consult your Authorized Dealer or service provider for more information, including applicable fees. You also may purchase shares directly from the Fund by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. Clients of BMO Harris Bank N.A. may purchase shares by contacting their account officer. In connection with opening an account, you will be requested to provide information that will be used by the Fund to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

The minimum investment for each class of shares is listed in the table below. An account may be opened with a smaller amount as long as the minimum investment is reached within 90 days. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Fund’s discretion. You may meet the minimum investment amount for Class A or I shares by aggregating multiple accounts with common ownership or discretionary control within the Fund, including accounts held at Authorized Dealers. If approved in advance by Fund management, clients of a financial adviser or institutional consultant may qualify to purchase Class A or

HOW TO BUY SHARES	23

How to Buy Shares (cont.)

I shares if the aggregate amount invested by the adviser or consultant in the Fund meets the minimum investment amount. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.

The minimum investment for Class I shares does not apply to current employees of BMO Financial Corp. and its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds. Persons investing in Class I shares in this manner are not eligible to participate in the Systematic Investment Program described in the tables below.

If you purchase shares of the Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds U.S. Services at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

The Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer, or other service provider that has entered into an agreement with the Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Fund’s custodian, normally the next business day after receipt. Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”

Important Information About Procedures for Opening a New Account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Fund to identify you. The Fund also may ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Fund is not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity reports or may take other appropriate action.

24	HOW TO BUY SHARES

Fund Purchase Easy Reference Table

Minimum Investments
Class I • To open an account–$2,000,000
Class A • To open an account–$1,000

• To add to an account (including through a Systematic Investment Program)–$50

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

• Complete an application for a new account.

•  Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.

Mail
• To open an account, send your completed account application and check payable to “BMO Funds” to the following address:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.

Wire
• Notify BMO Funds U.S. Services and request wire instructions at 1-800-236-FUND (3863).

• Mail a completed account application to the Fund at the address above under “Mail.”

• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

Systematic Investment Program

•  You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in the Fund at the next Fund share price determined after BMO Funds U.S. Services receives the order.

• Call BMO Funds U.S. Services at 1-800-236-FUND (3863) to apply for this program.

HOW TO BUY SHARES	25

Fund Purchase Easy Reference Table (cont.)

BMO Funds Website
• You may purchase Fund shares at www.bmofunds.com.

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.

• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

• All checks should be made payable to “BMO Funds.”

• The maximum ACH purchase amount is $50,000.

26	HOW TO BUY SHARES

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Clients of BMO Harris Bank should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to the Fund.

Redemption requests for the Fund must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Different cut-off times for redemption requests through an Authorized Dealer may be imposed. Please contact your Authorized Dealer for more information.

All redemption requests received in proper form by the time the Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? A contingent deferred sales charge (CDSC) of 1.00% applies to Class A shares of the Fund redeemed up to 18 months after purchases of $1,000,000 or more. The CDSC is based on the current value of the shares being redeemed. You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Redemption Easy Reference Table

Certain redemption requests may require a signature guarantee. See “Signature Guarantee” below for details.

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

• If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.

• Not available to retirement accounts, for which redemptions must be done in writing.

Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• For additional assistance, call BMO Funds U.S. Services at 1-800-236-FUND (3863).

HOW TO REDEEM AND EXCHANGE SHARES	27

Fund Redemption Easy Reference Table (cont.)

Wire/Electronic Transfer

• Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

• If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

• Contact BMO Funds U.S. Services to apply for this program.

BMO Funds Website
• You may redeem Fund shares at www.bmofunds.com.

Employer-Sponsored Retirement Plans
• Shares held in eligible retirement plans may be sold through the plan’s administrator or record keeper.

28	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemption

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with the Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund. If those checks are undeliverable and returned to the Fund, the proceeds will be reinvested in shares of the Fund that were redeemed.

Corporate Resolutions. Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Fund has reserved the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. This means that the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of the Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchange Privilege. You may exchange shares of the Fund for shares of the same class of any of the other BMO Funds free of charge (and with respect to Class A shares, if you have previously paid a sales charge), provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds U.S. Services, you may telephone instructions to BMO Funds U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Fund before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.

The Fund will record your telephone instructions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Frequent Traders. The Fund’s management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders. Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative, and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.

ADDITIONAL CONDITIONS FOR REDEMPTION	29

Additional Conditions for Redemption (cont.)

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Fund, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges; and

•	selective monitoring of trade activity.

Although the Fund seeks to detect and deter market timing activity, its ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Fund may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying, or calculating the redemption fee that may differ from those utilized by the Fund’s transfer agent. In addition, the Fund may rely on a financial intermediary’s market timing policy, even if those policies are different from the Fund’s policy, when the Fund believes that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.

The Fund may request that financial intermediaries furnish the Fund with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Fund also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Fund’s or its market timing policies. Legal and technological limitations on the ability of financial intermediaries may exist to restrict the trading practices of their clients and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

30	ADDITIONAL CONDITIONS FOR REDEMPTION

Account and Share Information

Fund Transactions Through BMO Funds Website. If you have previously established an account with the Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at www.bmofunds.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Clients of BMO Harris Bank should contact their account officer for information on the availability of transactions on the website.

Online Conditions. Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the website are effective at the time they are accepted by the Fund and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Fund and its service providers have established certain security procedures, the Fund and its transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Fund, its transfer agent, and BMO Funds U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions, and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions and distributions of net investment income and net capital gains. You may request photocopies of historical confirmations from prior years. The Fund may charge a fee for this service.

Distributions of Net Investment Income and Net Capital Gains. Distributions of net investment income, if any, are declared and paid quarterly. Distributions of net investment income are paid to all shareholders invested in the Fund on the record date, which is the date on which a shareholder must officially own shares in order to earn a distribution.

In addition, the Fund distributes net capital gains, if any, at least annually. If capital gains or losses were realized by the Fund, they could result in an increase or decrease in such Fund’s distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund without a sales charge, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. Distributions of net investment income and net capital gains are treated the same for federal income tax purposes whether received in cash or in additional shares.

ACCOUNT AND SHARE INFORMATION	31

Account and Share Information (cont.)

What are Distributions of Net Investment Income and Net Capital Gains?

A distribution of net investment income is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

If you purchase shares just before the Fund declares a distribution of net investment income or net capital gain, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution. The distribution will generally be taxable to you for federal income tax purposes, unless you are investing through a tax-deferred arrangement such as an IRA or a 401(k) plan.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, the Fund may redeem your Class A shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Rule 12b-1 Plan. The Fund has adopted a Rule 12b-1 Plan, which allows them to pay an annual fee equal to a maximum of 0.25% of the Class A assets to the distributor and financial intermediaries for the sale and distribution of the Fund’s Class A shares and for services provided to shareholders of that class. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries, and sales personnel for distribution and shareholder services, recordkeeping, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Multiple Classes. The Fund has adopted a plan that permits the Fund to offer more than one class of shares. All shares of the Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Fund intends to qualify and elect to be treated as RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions. There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

The Fund will send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. You will be taxed in the same manner regardless of whether you elect to receive distributions of investment company taxable income and net capital gains in cash or in additional Fund shares. Distributions from the Fund’s investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%). For non-corporate shareholders, to the extent that such distributions are attributable to and reported as “qualified dividend income,” such distributions may be eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are generally taxable as long-term capital gains (for non-corporate shareholders, currently taxed at a maximum rate of 20%), regardless of how long such shareholder has held shares of such Fund. Fund distributions are expected to consist of both investment company taxable income and net capital gains.

32	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

Certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8% (in addition to the regular income tax). The Medicare tax is imposed on the lesser of a taxpayer’s (i) investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may be eligible to elect to “pass through” to you foreign taxes that it pays. If the Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.

Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.

If you do not furnish the Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including distributions of tax-exempt interest) and redemption proceeds, at the rate set forth in the Code. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the IRS.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations.

Cost Basis Reporting

The Fund is required to report to you and the IRS the cost basis of any Fund shares acquired on or after January 1, 2012 when you subsequently sell, redeem, or exchange those Fund shares. The Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (SAI).

ACCOUNT AND SHARE INFORMATION	33

BMO Funds Information

Management of the BMO Funds. The Board governs the Fund. The Board oversees the Adviser. The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.

The Adviser has entered into sub-advisory contracts with CTC, Capstone, Cramer Rosenthal, Graham, Iridian, Pine River, and Sound Point pursuant to which the Sub-Advisers manage the Fund’s portfolio, subject to oversight by the Adviser.

BMO Funds, Inc. and the Adviser have submitted an application with the SEC for an exemptive order that, if approved, would permit the Adviser, subject to certain conditions, to terminate existing Sub-Advisers or hire new, wholly-owned or non-affiliated Sub-Advisers for the Fund, to materially amend the terms of particular agreements with Sub-Advisers, or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Directors and the sole initial shareholder. Consequently, if approved by the SEC, under the exemptive order, the Adviser would have the right to hire, terminate, and replace Sub-Advisers when the Board of Directors and the Adviser feel that a change would benefit the Fund. Within 90 days of retaining a new Sub-Adviser, shareholders of the Fund would receive notification of the change, and the Corporation would make available and maintain the notification on its website for 90 days thereafter. The exemptive order would also exempt the Fund from certain requirements to disclose the compensation paid by the Adviser to the Sub-Advisers. The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a Canadian bank holding company. As of September 30, 2014, the Adviser had approximately $44.0 billion in assets under management, of which approximately $12.7 billion was in the BMO Funds’ assets.

The Adviser was formed in 2012 following the merger of M&I Investment Management Corp. with and into Harris Investment Management, Inc., with the resulting entity named BMO Asset Management Corp. The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the BMO Funds, previously known as Marshall Funds, since 1992.

Sub-Advisers’ Background. CTC is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. CTC is a majority-owned subsidiary of the Adviser. As of September 30, 2014, CTC had approximately $8.7 billion in assets under management. CTC’s address is 2200 Geng Road, Suite 100, Palo Alto, California 94303.

Capstone is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. As of October 31, 2014, Capstone had approximately $3.4 billion in assets under management. Capstone’s address is 7 World Trade Center, 250 Greenwich Street, 30th Floor, New York, New York 10007.

Cramer Rosenthal is a registered investment adviser that provides investment management services to various types of clients, including individuals, pooled investment vehicles, other corporations and trusts. As of October 31, 2014, Cramer Rosenthal had approximately $10.5 billion in assets under management. Cramer Rosenthal’s address is 520 Madison Avenue, 20th Floor, New York, New York, 10022.

Graham is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. As of November 1, 2014, Graham had approximately $7.4 billion in assets under management. Graham’s address is 40 Highland Avenue, Rowayton, Connecticut 06853.

Iridian is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. As of September 30, 2014, Iridian

34	BMO FUNDS INFORMATION

BMO Funds Information (cont.)

had approximately $13.5 billion in assets under management. Iridian’s address is 276 Post Road West, Westport, Connecticut 06880-4704.

Pine River is a registered investment adviser that provides investment management services to hedge funds, separate accounts, listed investment vehicles and registered investment companies. Pine River’s address is 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305. Pine River is an affiliate of Pine River Domestic Management L.P. and certain other sub-advisory affiliates including Pine River Capital Partners (UK) LLP, and Pine River Capital Management (HK) Limited. As of November 1, 2014, Pine River had approximately $15.4 billion in assets under management.

Sound Point is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles, other corporations and trusts. As of October 31, 2014, Sound Point had approximately $5.7 billion in assets under management. Sound Point’s address is 375 Park Avenue, 25th Floor, New York, New York 10152.

BMO is the ultimate parent company of the Adviser and CTC. Accordingly, the Adviser and CTC are affiliates.

Not all of the Sub-Advisers listed for the Fund may be actively managing the Fund at all times. Subject to the oversight of the Board of Directors, the Adviser may temporarily allocate Fund assets away from a Sub-Adviser. Situations in which the Adviser may make such determination include changes in the level of assets in the Fund, changes to the Adviser’s view of the Sub-Adviser’s current opportunities, changes in a Sub-Adviser’s personnel, or a Sub-Adviser’s adherence to an investment strategy.

All fees of the sub-advisers are paid by the Adviser.

Portfolio Managers. Lowell Yura and Kristina Kalebich are co-portfolio managers of the Fund. Mr. Yura and Ms. Kalebich have primary responsibility over all aspects of the Fund’s investment portfolio, including but not limited to, the evaluation of and portfolio allocations to sub-advisers, portfolio risk assessment, and the management of daily cash balances.

Mr. Yura, Head of Multi-Asset Solutions at the Adviser, joined the Adviser in 2014 and is a CFA Charterholder. Prior to 2014, Mr. Yura was Head Strategist, Americas and U.K. and a Managing Director at UBS Global Asset Management and held various positions there since 2003.

Ms. Kalebich, Director – Alternatives Specialist, joined the Adviser in 2014 and is a CFA Charterholder. From 2010 to 2014, Ms. Kalebich served as Senior Vice President, Head of Portfolio Specialist Group and Senior Portfolio Specialist at Calamos Asset Management. Prior thereto, she was a Managing Director, Product Specialist and Client Portfolio Manager at Neuberger Berman.

The Fund’s SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

Advisory Fee. The Adviser is entitled to receive an investment advisory fee from the Fund equal to a percentage of the Fund’s average daily net assets (ADNA) at the rates, subject to reduction at breakpoints, as shown in the following table.

Advisory Fee (as % of the Fund’s ADNA)

on the first $1 billion	on the next $1 billion	in excess of $2 billion
1.700%	1.675%	1.650%

The Adviser has contractually agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding dividend and interest expenses, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 2.20% for Class A and 1.95% for Class I of the Fund’s ADNA, as set forth in the “Fees and Expenses of the Fund” section. This agreement may not be terminated prior to December 31, 2015 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

BMO FUNDS INFORMATION	35

BMO Funds Information (cont.)

In addition, the Adviser has the discretion to waive its fee for the Fund. Any such waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Board’s basis for approving the investment advisory contract and sub-advisory contracts on behalf of the Fund will be included in the Fund’s semi-annual report to shareholders dated February 28, 2015.

Affiliate Services and Fees. BMO Harris Bank, an affiliate of the Adviser, provides services to the Fund as securities lending agent. BMO Harris Bank receives a fee as compensation for its services as securities lending agent.

The Adviser serves as the Fund’s shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds U.S. Services. The Adviser does not receive shareholder service fees from the Class A or Class I shares of the Fund.

The Adviser is the administrator of the Fund and UMB Fund Services, Inc. (UMB) is the sub-administrator.

The Adviser, as administrator, is entitled to receive a fee from the Class A and Class I shares of the Fund of 0.15% of the Fund’s ADNA.

All fees of the sub-administrator are paid by the Adviser.

Payments to Financial Intermediaries. From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors (member FINRA/SIPC), the distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Fund to the Adviser) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors, based on the value of Fund shares held through the affiliate or intermediary, to compensate it for introducing new shareholders to the Fund, and for other services. These payments may vary in amount and generally range from 0.05% to 0.40%. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

Distributor. BMO Investment Distributors, LLC (BMO Distributors) (formerly, M&I Distributors, LLC), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Fund’s shares. All fees of the distributor are paid by the Adviser. BMO Distributors is an affiliate of the Adviser and BMO Harris Bank.

Financial Highlights. Because shares of the Fund were not offered as of the date of this prospectus, financial highlights are not available. Information will be included in the Fund’s first annual report.

36	BMO FUNDS INFORMATION

The SAI is incorporated by reference into this Prospectus. Additional information about the Fund’s investments will be contained in the SAI and the Annual and Semi-Annual Reports of the Fund as they become available. The Annual Report’s investment commentaries will discuss market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

To obtain the SAI, Annual Report, Semi-Annual Report and other information, free of charge, and to make inquiries, write to or call BMO Funds U.S. Services at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the BMO Fund’s website at www.bmofunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI.

They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-1520    |
publicinfo@sec.gov    |    1-202-551-8090

Reports and other information about the Fund also are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

BMO Funds U.S. Services

P.O. Box 55931

Boston, MA 02205-5931

1-414-287-8555

1-800-236-FUND (3863)

www.bmofunds.com

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management, retirement, and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.

BMO Investment Distributors, LLC

Distributor

Not FDIC Insured	No Bank Guarantee	May Lose Value

Investment Company Act File No. 811-58433    10-328-088

BMO Funds, Inc.

Statement of Additional Information

December 15, 2014

• BMO Alternative Strategies Fund
Class A BMATX	Class I BMASX

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Prospectus for the BMO Fund listed above dated December 15, 2014. You may obtain the Prospectus and, when available, the Annual Report without charge by calling BMO Funds U.S. Services at 1-800-236-FUND (3863), or you can visit the BMO Funds’ website at http://www.bmofunds.com.

P.O. Box 1348, Milwaukee, Wisconsin 53201-1348

BMO INVESTMENT DISTRIBUTORS, LLC

Distributor

B-i

HOW IS THE FUND ORGANIZED?

BMO Funds, Inc. (formerly known as Marshall Funds, Inc.) (the Corporation) is an open-end, management investment company that was established as a Wisconsin corporation on July 31, 1992. On May 17, 2013, the Corporation changed its corporate name to BMO Funds, Inc. Effective July 5, 2011, the Bank of Montreal, a publicly-traded Canadian banking institution (BMO), acquired Marshall & Ilsley Corporation, the former parent company of M&I Investment Management Corp. (IMC). As a result of the transaction, Marshall Funds, Inc. began doing business as BMO Funds, and each Fund was renamed as a BMO Fund. Effective June 1, 2012, as part of an internal restructuring, IMC, the Fund’s investment adviser, merged with and into Harris Investment Management, Inc. and the combined entity was renamed BMO Asset Management Corp. (Adviser). Additionally, effective September 1, 2012, as part of an internal restructuring, Marshall & Ilsley Trust Company N.A. (M&I Trust), custodian to certain of the BMO Funds, merged into BMO Harris Bank N.A. (BMO Harris Bank). Effective September 12, 2014, as part of its internal restructuring, M&I Distributors, LLC (MID), distributor to the Funds, was renamed BMO Investment Distributors, LLC.

The Fund is a diversified portfolio of the Corporation with a fiscal year end of August 31. The Corporation may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one portfolio may be offered in separate classes. Currently, the Corporation offers 47 separate series.

The Board of Directors of the Corporation (Board) has established Advisor Class shares (Class A) and Institutional Class shares (Class I) with respect to the Fund.

The Adviser has retained the following sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) for the Fund:

Sub-Advisers
CTC myCFO, LLC (CTC)
Capstone Investment Advisors, LLC (Capstone)
Cramer Rosenthal McGlynn, LLC (Cramer Rosenthal)
Graham Capital Management, L.P. (Graham)
Iridian Asset Management LLC (Iridian)
Pine River Capital Management, L.P. (Pine River)
Sound Point Capital Management, L.P. (Sound Point)

This SAI contains additional information about the Corporation and the Fund. This SAI uses the same terms as defined in the Fund’s Prospectus.

The definitions of the terms “series” and “class” in the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (WBCL), differ from the meanings assigned to those terms in the Prospectus and this SAI. The Corporation’s Articles of Incorporation reconcile this inconsistency in terminology and provide that the Prospectus and SAI may use the meanings assigned the terms in such documents.

SECURITIES, TRANSACTIONS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s securities and investment techniques that are described in the Prospectus.

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

Asset-Backed/Privately-Issued Mortgage-Backed Securities are issued by non-governmental entities and carry no direct or indirect government guarantee. The value and liquidity of asset-backed and mortgage-backed securities in which the Fund invests may be adversely affected by downturns in the sub-prime mortgage lending market. Concerns about defaults on sub-prime loans, which are made to borrowers with low credit ratings and other factors that increase the risk of default, have and may continue to create heightened volatility and turmoil in the credit markets. Asset-backed and mortgage-backed securities may be supported by credit enhancements. However, there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds. Asset-backed securities also may resemble some types of collateralized mortgage obligations (CMOs).

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate fewer interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London Interbank Offered Rates (LIBOR). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage-backed securities that qualify and elect treatment as such under provisions of the Internal Revenue Code of 1986, as amended (Code)) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payments of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities. For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities. Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities and cause their value to decline more than traditional fixed income securities.

Bank Instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.

The Fund will invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus and undivided profits of over $100 million, or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation. Securities that are credit-enhanced with a bank’s irrevocable letter of credit or unconditional guaranty also will be treated as bank instruments.

Foreign Bank and Money Market Instruments. Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs), and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes, difficulties in obtaining or enforcing a judgment against the issuing bank, and possible interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.

Borrowing. The Fund may borrow money directly or through reverse repurchase agreements and pledge some assets as collateral. If the Fund borrows, it will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Fund is required to maintain continuous asset coverage within the limits of the Investment Company Act of 1940, as amended (1940 Act), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing by the Fund will involve special risk considerations, including that the Fund may have to sell portfolio securities to reduce its borrowings and restore the appropriate asset coverage even if it must sell the securities at a loss.

The Corporation has established a line of credit with a bank by which the Fund may borrow money for temporary or emergency purposes.

The Corporation received an exemptive order from the Securities and Exchange Commission (SEC) on July 30, 2014 permitting the Fund to participate in an interfund lending program, subject to its investment policies. This program allows the Fund to lend cash to and borrow cash from other BMO Funds for temporary purposes. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Fund under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Money Market Fund and (ii) more favorable to the borrowing Fund than the lowest interest rate at which bank short-term loans would be available to the Fund. The Fund will participate in the program only to the extent that its participation is consistent with the Fund’s investment policies and limitations. The Board is responsible for overseeing and periodically reviewing the interfund lending program.

Collateralized debt obligations. Collateralized debt obligations (CDOs) and similarly structured securities are interests in a trust or other special purpose entity (SPE) and are typically backed by a pool of bonds, loans, or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, Real Estate Investment Trusts (REITs), commercial mortgage-backed securities, emerging market debt, and municipal bonds. CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. There are various types of CDOs, which include collateralized loan obligations and collateralized bond obligations, among others.

CDOs are split into two or more tranches that vary in risk and yield. The equity tranche is the riskiest and the first to suffer a loss from defaults. Senior tranches are less risky and generally have higher ratings and lower yields than the underlying collateral securities held by the trust. All tranches of CDOs, including senior tranches with high credit ratings have recently experienced substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, and market aversion to CDO securities as a class. There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.

CDOs carry risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results. CDOs also may charge management fees and administrative expenses that the shareholders of the Fund would pay indirectly.

Commercial Paper and Restricted and Illiquid Securities. Commercial paper represents an issuer’s draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain financing in this fashion. The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.

The Fund may invest in commercial paper issued under Section 4(a)(2) of the Securities Act of 1933, as amended (1933 Act). By law, the sale of Section 4(a)(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Fund. If the Fund purchases Section 4(a)(2) commercial paper, it must agree to purchase the paper for investment purposes only and not with a view to public distribution. Section 4(a)(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(a)(2) commercial paper and, thus, provide liquidity.

The Adviser determines whether Section 4(a)(2) commercial paper and certain other restricted securities are liquid in accordance with the Fund’s procedures. Section 4(a)(2) commercial paper and other restricted securities that the Adviser has determined to be liquid are not subject to the Fund’s investment limitation applicable to illiquid securities.

Regulation under the Commodity Exchange Act. The Adviser is registered as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Adviser as the Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Adviser is also registered as a “commodity trading advisor” (CTA), but relies on an exemption from CTA regulation available for a CTA that also serves as the Fund’s CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, its prospectus or this SAI.

General Tax Risks. The Fund’s investments and investment strategies may be subject to special and complex federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) accelerate income to the Fund; (iii) convert long-term capital gain taxable at lower rates into short-term capital gain or ordinary income taxable at higher rates; (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; or (vii) create a risk that the Fund will fail the diversification and source of income requirements under Subchapter M of the Code, which could cause the Fund to fail to qualify for the tax treatment applicable to a regulated investment company (RIC).

Concentration. The Fund has adopted a fundamental investment policy that prohibits the Fund from investing 25% or more of its assets in the securities of companies in any one industry (except as described under “Investment Limitations—Fundamental Limitations—Concentration of Investments”). This policy does not apply to securities in which the Fund may invest that are issued by other investment companies, or to securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions. For purposes of this policy, the Adviser determines industry classifications in accordance with the Global Industry Classification Standards, an industry classification system developed by Standard & Poor’s Corporation in collaboration with Morgan Stanley Capital International, or other sources. In the absence of such classification, or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. For purposes of the fundamental investment policy regarding industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

Convertible Securities are fixed income securities that give the holder the option to exchange for equity securities at a specified conversion price within a specified time. The option allows the holder to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, if the holder owns fixed income securities convertible into shares of common stock at a conversion price of $10 per share and the shares have a market value of $12, the holder could realize an additional $2 per share by converting the fixed income securities.

To compensate for the value of the conversion option, convertible securities have lower yields than comparable fixed income securities. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the holder to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

Corporate Debt Securities are fixed income securities issued by businesses. Notes, bonds, debentures, and commercial paper are the most common types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Credit Enhancement. Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer). The bankruptcy, receivership, or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. In certain cases, credit-enhanced securities may be treated as having been issued both by the issuer and the credit enhancer.

Demand Features. The Fund may purchase securities subject to a demand feature, which may take the form of a put or standby commitment. Demand features permit the holder to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party. Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security. Other events also may terminate a demand feature which also causes liquidity to be affected.

Demand Master Notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as the Fund) payable upon demand by either party. A party may demand full or partial payment, and the notice period for demand typically ranges from one to seven days. Many master notes give the holder the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.

Depositary Receipts. Depositary receipts are securities representing common stock in non-U.S. issuers. American Depositary Receipts (ADRs) are receipts issued by a U.S. bank that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts issued by foreign banks or trust companies or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. Depositary receipts may not be denominated in the same currency as the underlying securities into which they may be converted and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Instruments. Derivative instruments are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices, or other assets. Some derivative instruments (such as futures, forwards, and options) require payments relating to a future trade involving the underlying asset. Other derivative instruments (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative instrument is referred to as a counterparty.

The Fund, in pursuing its objective and to the extent specified herein or in the Prospectus, may (i) purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and foreign currencies, (ii) enter into interest rate, foreign currency, and index futures contracts, and (iii) purchase and sell options on such futures contracts for hedging purposes to seek to replicate the composition and performance of a particular index or as part of their overall investment strategies. The Fund may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent the Fund may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts or futures options, are traded in the future, the Board may authorize their use.

The Fund may use financial futures contracts and options as tools in managing duration, which measures a fixed income security’s average life and reflects the present value of the security’s cash flow. Selling futures contracts or purchasing put options can accomplish the shortening of a portfolio’s duration in anticipation of higher interest rates. Conversely, purchasing futures contracts or call options can accomplish the lengthening of portfolio duration in anticipation of lower interest rates. The use of these instruments in this manner is preferred to either liquidating or purchasing securities held by the Fund to achieve the portfolio’s duration targets because it reduces transaction costs to the Fund. In addition, the use of financial futures contracts and related options permits the Fund’s portfolio managers to react in a more timely manner to changes in interest rates.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s investment adviser to forecast interest rates and other economic factors correctly. If the Fund’s investment adviser or subadviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to a risk of loss.

The Fund might not employ any of the strategies described herein and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Although some strategies involving derivative instruments can reduce the risk of loss for the Fund, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments or otherwise due to (i) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, (ii) the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and (iii) the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates for federal income tax purposes) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class. Additionally, a loss may be sustained by the Fund as a result of the failure of a counterparty to a derivative contract to make required payments or otherwise fulfill its obligations under the derivative contract’s terms.

Distressed Securities. The Fund’s investment in distressed securities, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default, or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Exchange-Traded Funds (ETFs). Each share of an ETF represents an undivided ownership interest in the portfolio of stocks held by an ETF. ETFs are investment companies that are bought and sold on a securities exchange. ETFs acquire and hold either (i) shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the stocks of an underlying portfolio and can be redeemed into the stocks of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.

In connection with its investment in ETF shares, the Fund will incur various costs. The Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, the Fund is subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, Trustees fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the net asset value of ETFs and therefore the shares representing a beneficial interest therein.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest are each granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Adviser believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a security or commodity for a set price on a future date. These contracts are traded on exchanges so that, in most cases, either party can close out its position on the exchange for cash without delivering the security or commodity. An option on a futures contract (futures option) gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option at a specified price and on or before a specified expiration date.

The Fund may invest in financial futures contracts and options thereon with respect to, but not limited to, interest rates and security indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency, or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury bonds, U.S. Treasury notes, the Government National Mortgage Association (GNMA) Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase or write call futures options and put futures options, to the extent specified herein or in the Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options. The Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets (initial margin) determined to be liquid by the Adviser. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired on that date. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund also is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally those obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write a covered straddle consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that, when added to the amounts deposited with a futures commission merchant as margin are equal to the market value of the instruments underlying the futures contract. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price not lower than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that is equal to the market value of the instruments underlying the contract; provided that for cash-settled futures the Fund may segregate only the net amount due on the contract on a mark-to-market basis. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that, when added to the amounts deposited with a futures commission merchant as margin, is equal to the market value of the futures contract underlying the call option. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that is equal to the purchase price of the futures contract, less any margin on deposit. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract, so long as the strike price of the purchased put option is not lower than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in its Prospectus.

The requirements for qualification as a regulated investment company (RIC) under the Code also may limit the extent to which the Fund may enter into futures, futures options, or forward contracts.

Risks Associated with Futures and Options Generally. The following describes the general risks of investing in futures and options:

Management Risk. Financial futures contracts and related options are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The Fund’s use of financial futures and options may not always be a successful strategy and using them could lower the Fund’s return. Further, if the Adviser incorrectly forecasts interest rates or other economic factors and has taken positions in financial futures contracts or options contrary to prevailing market trends, the Fund could be exposed to a risk of loss.

Correlation Risk. Imperfect correlation between the change in market values of the securities held by the Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund may result in losses in excess of the amount invested in these instruments.

Market Risk. Financial futures contracts and related options, like most other investments, are subject to the risk that the market value of the investment will decline. Adverse movements in the value of the underlying assets can expose the Fund to losses.

Exchange Limit Risk. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Liquidity Risk. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, in which case the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed herein are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms.

Risks Associated with Hedging Transactions. Several risks are associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. No guarantee exists that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, significant differences may exist between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment. Even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Options on Securities and Indexes. The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will not write a call option or put option unless the option is “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund (or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated). For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in an amount equal to the contract value of the index. A call option also is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser.

If an option written by the Fund expires unexercised, the Fund realizes a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). No assurance exists, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell a put or call option it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option being sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write a covered straddle consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are designated for such purpose on the Fund’s books to meet the Fund’s immediate obligation. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Several risks are associated with transactions in options on securities and on indexes. For example, significant differences exist between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment. Even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

No assurance exists that there will be a liquid market when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Transactions. Foreign currency transactions generally are used by the Fund to obtain foreign currencies to settle securities transactions. They also can be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When the Fund uses foreign currency exchanges as a hedge, it also may limit potential gain that could result from an increase in the value of such currencies. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. Foreign currency hedging transactions include forward foreign currency exchange contracts, foreign currency futures contracts, and purchasing put or call options on foreign currencies.

Exchange-Traded Futures Contracts. Exchange-traded futures contracts for the purchase or sale of foreign currencies (Foreign Currency Futures) are used to hedge against anticipated changes in exchange rates that might adversely affect the value of the Fund’s portfolio securities or the prices of securities that the Fund intends to purchase in the future. The successful use of Foreign Currency Futures depends on the ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of Foreign Currency Futures or may realize losses.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts (Forward Contracts) are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of the Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, the challenges of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. The Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of the Fund’s assets denominated in that currency. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, which is known as cross-hedging.

In these transactions, the Fund will segregate assets with a market value equal to the amount of the foreign currency purchased. Therefore, the Fund will always have cash, cash equivalents, or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

Some Forward Contracts do not provide for physical settlement of two currencies. Instead, these contracts are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (a non-deliverable forward). Under definitions adopted by the CFTC and the Securities and Exchange Commission, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps, they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see the later discussion of “Swap Agreements and Options on Swap Agreements.”

Foreign Currency Options. The Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies, either on U.S. or foreign exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Purchasing and writing put and call options on foreign currencies are used to protect the Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium as well as incur related transaction costs.

Additional Risks of Futures Contracts and Options. Options on securities, futures contracts, and foreign currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. To the extent the Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. The Fund also may enter into options on swap agreements (swap options).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements have traditionally been two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. With a floating rate, the fee may be pegged to a base rate, such as the LIBOR and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (as the buyer) will receive the full notional value of a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a net basis. Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be senior securities for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Code for qualification as a RIC may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including anticipated government regulations, could affect the Fund’s ability to utilize swaps.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Notwithstanding the foregoing, some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

Structured Notes and Indexed Securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index, or another interest rate, or some other economic factor (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment objectives, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The Fund’s purchase of a hybrid also exposes the Fund to the credit risk of the issuer of the hybrid. Those risks may cause significant fluctuations in the net asset value of the Fund. The Fund will not invest more than 5% of its total assets at time of investment in hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in those products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Dollar Rolls are transactions whereby the Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are “to be announced” mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause the Fund to have an increased portfolio turnover rate.

Duration is a measure of volatility in the price of a bond prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a change in the market interest rate. Volatility is based upon a bond’s coupon rate, maturity date and the level of market yields of similar bonds. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.

Equity Securities are fundamental units of ownership in a company. The following describes the types of equity securities in which the Fund may invest:

Common Stocks are the most prevalent type of equity security. Common stockholders are entitled to the net value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Common Stocks of Foreign Companies are equity securities issued by a corporation domiciled outside of the United States that trade on a domestic securities exchange.

Master Limited Partnerships (MLPs) and Other Publicly Traded Partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Fund may invest in publicly traded partnerships that are expected to be treated as “qualified publicly traded partnerships” for federal income tax purposes. These include MLPs and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gains from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Fund may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors.

MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but the Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by the Fund from an MLP are less than the Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a RIC and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Holders of MLP units of a particular MLP also are exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Fund. In addition, the value of the Fund’s investment in MLPs depends largely on the MLPs being treated as “qualified publicly traded partnerships” for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it could be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by the Fund generally would be taxed as dividend income for federal income tax purposes. As a result, there could be a reduction in the Fund’s cash flow and there could be a material decrease in the value of the Fund’s shares. In addition, if an MLP in which the Fund invests does not qualify as a “qualified publicly traded partnership” (and is otherwise not taxed as a corporation), the Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income,” and therefore, could adversely affect the Fund’s status as a RIC.

Preferred Stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. The Fund may treat redeemable preferred stock as a fixed income security.

Warrants provide an option to buy the issuer’s stock or other equity securities at a specified price. When holding a warrant, the Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the stated expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

Fixed Income Securities generally pay interest at either a fixed or floating rate and provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.

Callable Securities. Certain fixed income securities in which the Fund invests are callable at the option of the issuer. Callable securities are subject to call risks. Call risks include the risk that the securities in which the Fund invests may be redeemed by the issuer before maturity. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in a higher price, or premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include 90-day or 180-day Treasury bill rates; one month or three month LIBOR; commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Foreign Securities include securities (i) of issuers domiciled outside of the United States, including securities issued by foreign governments, (ii) that primarily trade on a foreign securities exchange or in a foreign market, or (iii) that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States.

Investing in foreign securities, including foreign corporate debt securities and foreign equity securities, involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. Less government supervision and regulation exist of foreign exchanges, brokers, and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and investors may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. Furthermore, the risk exists of possible seizure, nationalization, or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers and, as a result, less publicly available information on such foreign issuers may be available than a domestic issuer.

Emerging Markets Securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (emerging markets). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic, and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.

Participatory Notes, which are a type of equity access product, are structured as unsecured and unsubordinated debt securities designed to replicate exposure to the underlying referenced equity investment and are sold by a bank or a broker-dealer in markets where the Fund is restricted from directly purchasing equity securities. The Fund may tender a participatory note for cash payment in an amount that reflects the current market value of the referenced underlying equity investments, reduced by program fees. Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The issuer of a participatory note may be unable or may refuse to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitations on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying equity securities they seek to replicate.

Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, The Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer and the Agreement is paid from the general assets of the issuer.

High Yield Securities (Junk Bonds) are securities rated below investment grade. The Fund may hold high yield securities if securities it holds are not rated, rated below investment grade, or are downgraded below investment grade. While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this SAI for a discussion of securities credit ratings.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a high yield security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Payment Expectations. High yield securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which could result in a lower yield and return for the Fund.

Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high yield securities will be more dependent on the Adviser’s credit analysis than would be the case with investments in investment-grade debt securities. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Adviser continually monitors the investments of the Fund and carefully evaluates whether to dispose of or to retain high yield securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established retail secondary market for many of these securities. Such securities are sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities. When the Fund lends portfolio securities, it will receive either cash or liquid securities as collateral from the borrower. The Fund will reinvest cash collateral in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker. The Fund may lend its portfolio securities through BMO Harris Bank, as agent.

When the Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities, as well as the opportunity to vote the securities. The Fund is also subject to the risks associated with the investments of cash collateral, usually fixed income securities risk. If the Fund receives a payment from a borrower in lieu of the dividends on the loaned securities, such payment will generally be taxed as ordinary income for federal income tax purposes and will not be treated as “qualified dividend income.”

Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Municipal Securities are fixed income securities issued by states, counties, cities, and other political subdivisions and authorities. Although most municipal securities are exempt from regular federal income tax, municipalities also may issue securities subject to federal alternative minimum tax (AMT) and taxable securities. Tax-exempt securities are generally classified by their source of payment. The ability of a governmental issuer to make payments on its municipal obligations can be adversely affected by factors such as budget shortfalls, weak economic conditions, and reduced levels of aid to governments. Other uncertainties applicable to municipal securities may include legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear, and the application of state law to municipal security issuers could provide varying results among the states or among the municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which the Fund invests.

General Obligation Bonds are supported by the issuer’s full faith and credit. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to levy additional taxes may be limited by its charter or state law.

Special Revenue Bonds are payable solely from specific revenues received by the issuer. The revenues may consist of specific taxes, assessments, tolls, fees, or other types of municipal revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Bondholders could not collect from the municipality’s general taxes or revenues. Therefore, any shortfall in the tolls normally would result in a default on the bonds.

Private Activity Bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, and not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal AMT. The Fund may invest in bonds subject to the federal AMT.

Anticipation Notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds, or other municipal revenues. For example, many municipalities collect property taxes once a year. Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes. The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds.

Tax Increment Financing Bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue these bonds to redevelop a commercial area. The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

Municipal Securities include:

•	TRANs: tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

•	TANS: tax anticipation notes issued to finance working capital needs in anticipation of receiving taxes;

•	RANs: revenue anticipation notes issued to finance working capital needs in anticipation of receiving revenues;

•	BANS: bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds;

•	municipal commercial paper and other short-term notes;

•	variable rate demand notes;

•	industrial development bonds;

•	municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases;

•	construction loan notes insured by the Federal Housing Administration and financed by Fannie Mae or GNMA; and

•	participation, trust, and partnership interests in any of the foregoing obligations.

Municipal Leases. The Fund may purchase participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. Lease obligations may be limited by a municipal charter or by the inclusion in leases or contracts of “non-appropriation” clauses that relieve governmental issuers of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. If the entity does not appropriate funds for future lease or contract payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment unless the participation interests are credit enhanced.

The Adviser must consider the following factors in determining the liquidity of municipal lease securities: (1) the frequency of trades and quotes for the security; (2) the volatility of quotations and trade prices for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers;

(4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades; (6) the rating of the security and the financial condition and prospects of the issuer of the security; (7) such other factors as may be relevant to the Fund’s ability to dispose of the security; (8) whether the lease can be terminated by the lessee; (9) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (10) the lessee’s general credit strength; (11) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations; and (12) any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

Variable Rate Municipal Securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed rate obligations. Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand. For purposes of determining the Fund’s average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Repurchase Agreements and Reverse Repurchase Agreements. A repurchase agreement is a transaction in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon interest rate is unrelated to the interest rate on that security. The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price. The Fund’s custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price for such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, that the Adviser has determined to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest. The Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Risks Related to Company Size. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Market capitalization is determined by multiplying the number of the company’s outstanding shares by its current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, including affiliated BMO Funds and exchange-traded funds, within the limits prescribed by the 1940 Act and the rules promulgated thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. The Fund also may invest in investment companies that are not organized under the laws of the United States (Offshore Funds). In addition to the risks of investing in securities of other investment companies, Offshore Funds are also subject to the risks described under “Foreign Securities,” above.

Sovereign Debt. The Fund may purchase sovereign debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries, which may have significant adverse effects on the economies of these countries and increase the risks of investing in sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders, and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments, and inflows of foreign investment. The access of a country to these forms of external funding may not be certain and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt also may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Temporary Investments. There may be times when market conditions warrant a defensive position. During these market conditions, the Fund may temporarily invest without limit in short-term debt obligations (money market instruments). These investments may include commercial paper, bank instruments, U.S. government obligations, repurchase agreements, securities of other investment companies investing in short-term debt securities, and foreign short-term debt securities. The Fund’s temporary investments must be of comparable quality to their primary investments.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are direct obligations of the federal government of the United States. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Other government entities receive support through federal subsidies, loans, or other benefits. A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

The Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency (FHFA), an independent regulator, in 2008, and FHFA succeeded to all of their rights, titles, powers, and privileges. At the time Fannie Mae and Freddie Mac were placed in conservatorship, the U.S. Treasury established preferred stock purchase agreements pursuant to which the U.S. Treasury will contribute cash capital to maintain a positive net worth in each enterprise. These agreements were amended in December 2009 to permit the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth of the enterprises for a three-year period. FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent, although FHFA has stated that it has no present intention to do so. In addition, holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of the Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

Zero Coupon Securities. Zero coupon securities in which the Fund may invest do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. An investment in zero coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. The Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate sufficient cash to satisfy the distribution requirements for maintaining the Fund’s status as an RIC.

Short Sales. The Fund, including any underlying funds in which the Fund may invest, may sell securities, including shares of exchange-traded funds, short in anticipation of a decline in the market value of the securities. When the Fund sells a security short, the Fund does not own the security and must borrow the security to make delivery to the buyer. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size. Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

Portfolio Turnover. The Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions, or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders. High portfolio turnover may result in the realization of substantial capital gains, including short-term capital gains taxable to shareholders at ordinary income rates.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek capital appreciation with an emphasis on absolute returns. The Board may change the Fund’s investment objective without shareholder approval.

INVESTMENT POLICIES AND LIMITATIONS

With respect to the Fund’s investment policies and limitations, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation, except in the case of borrowing money. For purposes of such policies and limitations, the Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items. Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Limitations

The following investment limitations are fundamental and cannot be changed for the Fund unless authorized by the “majority of the outstanding voting securities” of the Fund, as defined by the 1940 Act.

Issuing Senior Securities and Borrowing Money

The Fund will not issue senior securities or borrow money, except as the Investment Company Act of 1940, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

Lending Cash or Securities

The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

The Fund will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.

Investing in Real Estate

The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Concentration of Investments

The Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities shall not be considered investments in any one industry.

Underwriting

The Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

Non-Fundamental Limitation

The following investment limitation is non-fundamental and, therefore, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

Investing in Securities of Other Investment Companies

The Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules and regulations and any exemptive orders obtained thereunder, provided however, that if the Fund has knowledge that its shares are purchased by another investment company relying on Section 12(d)(1)(G) of the 1940 Act the Fund will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Fund is a party to a fund of funds exemptive order received from the SEC on June 25, 2014 that permits the Fund to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable.

VALUATION OF SECURITIES

Portfolio securities of the Fund are valued as follows:

•	for equity securities traded on a securities exchange, including NASDAQ, at the last sale price or official closing price reported on the exchange on which the security is principally traded;

•

Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value;

•	in the absence of recorded sales for equity securities, at the mean of the last bid and asked prices as furnished by an independent pricing service;

•

for U.S. government securities, listed corporate bonds, private placement securities, other fixed income and asset-backed securities, and unlisted securities, at the mean of the last bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost;

•	fixed income securities that are not exchange traded are valued by an independent pricing service;

•

in the absence of a market quote for asset and mortgage-backed securities for which final paydowns have been processed, par value will be used to price the security until the final payment is received and the final paydown has been removed from the fund accounting records;

•	for securities of other open-end registered investment companies, at net asset value; and

•	for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors.

The Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board. The Board has established and appointed a Pricing Committee, which is responsible for determinations of fair value. See “Board of Directors.” In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in the Fund may be listed on foreign exchanges that do not value their listed securities at the same time the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Fund has retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the principal exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates also may be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The passage of time between when the foreign exchanges or markets close and when the Fund computes their net asset values could cause the value of foreign securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign securities, the Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, the Fund’s value for a security may be different from the last sale price (or the latest bid price).

WHAT DO SHARES COST?

Except under certain circumstances described in the Prospectus, shares of each class of the Fund are sold at their NAVs on days the NYSE is open for business.

The procedure for purchasing shares is explained in the Prospectus under “How to Buy Shares.”

HOW ARE FUND SHARES SOLD?

BMO Investment Distributors, LLC (BMO Distributors), located at 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, serves as the principal distributor of the Fund’s shares (the Distributor). Under a Distribution Agreement with the Fund, BMO Distributors offers the Fund’s shares on a continuous, best-efforts basis. BMO Distributors is an affiliate of the Adviser and BMO Harris Bank.

Sales Charge Reallowance (Class A Only)

Sales of Class A shares are subject to a front-end sales charge, which may be reallowed, as a sales commission, to broker/dealers, investment professionals, or financial institutions (Authorized Dealers) of record as a percentage of the purchase price. Typically, the Authorized Dealers of record will receive the following amount from the sales charge on such sales:

Purchase Amount	Sales Charge as a % of Public Offering Price*	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Under $50,000	5.00%	5.26%	5.00%
$50,000 - $99,999	4.00%	4.17%	4.00%
$100,000 - $249,999	3.25%	3.36%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.50%
$500,000 - $999,999	1.75%	1.78%	1.75%
$1,000,000 - $4,999,999	0.00%	0.00%	1.00%
$5,000,000 - $9,999,999	0.00%	0.00%	0.75%
$10,000,000 - $49,999,999	0.00%	0.00%	0.50%
$50,000,000 and above	0.00%	0.00%	0.25%

*	For purchases of $1,000,000 and above, a Contingent Deferred Sales Charge (CDSC) of 1.00% will apply to shares redeemed within 18 months of purchase.

Some or all of the sales charges may be paid as concessions to Authorized Dealers, as that term is defined under “How Do I Purchase Shares?” in the Fund’s Prospectus. BMO Distributors may retain a portion of the sales charge for sales and support services. BMO Distributors and Authorized Dealers may choose to waive sales charges. BMO Distributors receives a fee for paying agent services from the Adviser.

12b-1 Plan

The Corporation has adopted a compensation-type distribution plan pursuant to Rule 12b-1 under the 1940 Act (the Plan) for the Class A shares only. The Plan is designed to stimulate brokers, dealers, and administrators to provide distribution and/or administrative support services to holders of the Class A shares. The Plan authorizes payments by the Class A shares for these services. The Plan provides that the Distributor shall act as the distributor of Class A shares, and it permits the payment of fees to brokers (including BMO Harris Financial Advisors (member FINRA/SIPC), an affiliate of the Adviser), dealers, and administrators (including BMO Harris Bank, an affiliate of the Adviser) for distribution and/or administrative services, including recordkeeping. These services are to be provided by representatives who have knowledge of the shareholders’ particular circumstances and goals, and include, but are not limited to: (1) providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; (2) processing purchase and redemption transactions and automatic investment of client account cash balances; (3) answering client inquiries regarding the Class A shares; (4) assisting clients in changing dividend options, account designations, and addresses; and (5) providing such other services as the Fund reasonably requests.

Other benefits of the Plan include, but are not limited to, the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of holders of Class A shares by having them rapidly invested in the Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for holders of A shares and prompt responses to shareholder requests and inquiries concerning their accounts.

HOW TO BUY SHARES

Rights of Accumulation (Class A Shares Only)

As described in the Prospectus, larger purchases of Class A shares reduce or eliminate the sales charge paid. For example, the Fund will combine all of Class A shares purchases made on the same day by the investor, the investor’s spouse, and the investor’s children under age 21 when they calculate the sales charge. In addition, the sales charge, if applicable, is reduced for purchases may at one time by a trustee or fiduciary for a single trust estate or single fiduciary account.

If additional Class A shares are purchased, the Fund will consider the previous purchase still invested in the Fund. For example, if a shareholder already owns the Class A shares of the Fund having a current value of $40,000 and he or she purchases $10,000 of additional shares, the sales charge on the additional purchases according to the schedule now in effect would be 4.00%, not 5.00% (see “How to Buy Shares—Sales Charge” in the Prospectus).

The Fund also will consider purchases of shares of certain other mutual funds held at BMO Harris Financial Advisors. For example, if a shareholder purchases shares of a certain mutual fund having a current value of $40,000 and then purchases the Class A shares of the Fund having a current value of $10,000, the shareholder would receive a reduced sales charge on the $10,000 Class A shares purchase based on the other mutual fund’s reduced sales charge schedule applicable to a $50,000 investment in such fund’s shares.

To receive the sales charge reduction, BMO Harris Financial Advisors must be notified by the shareholder in writing or by his or her investment professional or financial institution at the time the purchase is made that the Class A shares are already owned or that purchases are being combined. The Fund will reduce or eliminate the sales charge after they confirm the purchases.

Concurrent Purchases (Class A Shares Only)

Shareholders have the privilege of combining concurrent purchases of the Class A shares of two or more BMO Funds in calculating the applicable sales charge.

To receive a sales charge reduction or elimination, BMO Distributors must be notified by the shareholder in writing or by his or her investment professional or financial institution at the time the concurrent purchases are made. The Fund will reduce or eliminate the sales charge after they confirm the purchases. Shareholders should retain records of their purchases for this purpose and may be required to provide supporting documentation to BMO Distributors.

Letter of Intent (Class A Shares Only)

A shareholder may sign a letter of intent committing to purchase a certain amount of the Fund’s Class A shares within a 13-month period in order to combine such purchases in calculating the applicable sales charge. The Fund’s custodian will hold shares in escrow equal to the maximum applicable sales charge. If the shareholder completes the commitment, the escrowed shares will be released to his or her account. If the commitment is not completed within 13 months, the custodian will redeem an appropriate number of escrowed shares to pay for the applicable sales charge.

While this letter of intent will not obligate the shareholder to purchase Class A shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A shares of any Fund will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase may within the past 90 days. Prior trade prices will not be adjusted.

Reinvestment Privilege

The reinvestment privilege is available for all shares of the Funds within the same share class. The Class A shareholders who redeem from a Fund may reinvest the redemption proceeds back into the Fund’s Class A shares at the next determined NAV without any sales charge. The original shares must have been subject to a sales charge and the reinvestment must be within 90 days.

In addition, if shares were reinvested through an investment professional or financial institution, the investment professional or financial institution would not be entitled to an advanced payment from BMO Harris Financial Advisors on the reinvested shares, if otherwise applicable. BMO Harris Financial Advisors must be notified by the shareholder in writing or by his/her investment professional or financial institution of the reinvestment in order to eliminate a sales charge. If a shareholder redeems shares in a Fund, there may be federal income tax consequences.

Exchanging Securities for Shares

A shareholder may contact the Fund to request a purchase of shares in an exchange for securities owned by the shareholder. The Fund reserves the right to determine whether to accept the securities and the minimum market value to accept. The Fund will value the securities in the same manner as it values its assets. This exchange is treated as a sale of a shareholder’s securities for federal income tax purposes.

Redemption In Kind

Although the Fund intends to pay share redemptions in cash, the Fund reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will be in cash unless the Adviser determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Adviser deems fair and equitable and, to the extent available, such securities will be readily marketable.

A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, the redeeming shareholder would incur transaction costs in selling the portfolio securities received, and the proceeds of such sales, when made, may be more or less than the value on the redemption date. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

In addition, the Fund has adopted procedures, consistent with SEC guidelines, to permit a redemption in kind to an affiliate.

ACCOUNT AND SHARE INFORMATION

Voting and Distribution Rights

Shareholders of the Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of the Fund, to participate ratably in the assets of the Fund available for distribution. Each share of the Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in net income and capital gains distributions by the Fund. All shares of the Fund or class in the Corporation have equal voting rights, except that only shares of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Consequently, the holders of more than 50% of the Corporation’s shares of common stock voting for the election of directors can elect the entire Board, and, in such event, the holders of the Corporation’s remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.

The WBCL permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation holds meetings of shareholders as required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.

The shares are redeemable and transferable. All shares issued and sold by the Corporation will be fully paid and non-assessable.

Control Persons and Principal Shareholders

Any person who beneficially owns more than 25% of the outstanding shares of the Fund or a class may be considered a “controlling person” of such Fund or class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

Information regarding control persons and principal shareholders of the Fund is not provided because the Fund was not offered for sale until the date of this SAI. As of the date of this SAI, the current officers and directors of the Corporation did not own any shares of the Fund.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES?

This section is not intended to be a full discussion of federal income tax laws and does not discuss state, local, or foreign tax laws. Please consult your own tax adviser regarding federal, state, local, or foreign tax considerations.

Fund Taxation

The Fund has qualified and intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from qualifying income, which includes dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its investment company taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses or the securities of one or more qualified publicly traded partnerships.

Some Fund investments may produce income that will not constitute qualifying income for the purposes of this annual gross income requirement. Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). If any such regulations are issued, such regulations could treat gains from some of the Fund’s foreign currency-denominated positions as non-qualifying income, and there is a remote possibility that such regulations could be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

To the extent that the Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to shareholders in the form of distributions of investment company taxable income or net capital gain. In the event the Fund fails to qualify as a RIC under Subchapter M, and does not obtain relief from such failure, it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on its taxable net income and gains, and any distributions that the Fund makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation’s other portfolios will be separate from those realized by the Fund.

The Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of the calendar year. To avoid the imposition of the 4% excise tax, the Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. The Fund intends to make distributions during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund’s transactions, if any, in forward contracts, options, futures contracts, and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding federal income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a RIC, and minimize the imposition of federal income and excise taxes.

Options held by the Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (60/40 gain or loss). Certain other options, futures contracts, and options on futures contracts utilized by the Fund are also Section 1256 contracts. Any Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also marked-to-market with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

The Fund’s entry into a short sale transaction, an option, or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (IRS) may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a RIC. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of investment company taxable income and net capital gain that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive at least 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. In addition, if an MLP in which the Fund invests does not qualify as a “qualified publicly traded partnership” (and is otherwise not taxed as a corporation), the Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income,” and therefore, could adversely affect the Fund’s status as a RIC. Distributions to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund’s basis is reduced to zero, distributions in excess of basis will generally constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders.

Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for federal income tax purposes, which may be of particular concern to simple trusts.

If the Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (PFIC), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets produce or are held to produce passive income or 75% or more of its gross income is passive income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, the Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, the Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to qualify annually as a RIC may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Taxation of U.S. Shareholders

Shareholders will be subject to federal income tax on distributions made by the Fund whether received in cash or additional shares of the Fund, unless the shareholder is investing through a tax-deferred arrangement such as an IRA or a 401(k) plan. Distributions of investment company taxable income (which includes any net short-term capital gain in excess of any net long-term capital loss) generally will be taxable to shareholders as ordinary income. However, for non-corporate shareholders, the portion of investment company taxable income that the Fund reports as attributable to “qualified dividend” income (generally dividends received from U.S. domestic corporations and qualified foreign corporations) generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable at long-term capital gain rates (for non-corporate shareholders, currently taxed at a maximum rate of 20%), without regard to how long a shareholder has held shares of the Fund. A portion of the Fund’s distributions of investment company taxable income may qualify in part for the 70% dividends received deduction available to corporate shareholders to the extent that the Fund receives dividend income directly or indirectly from U.S. corporations and reports the amount distributed as eligible for the deduction, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Fund are not eligible for the dividends received deduction when distributed to the Fund’s shareholders.

Dividend income received by the Fund and distributed to the Fund shareholder may not be treated as “qualified dividend” income by the shareholder unless the Fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. In order for a dividend paid by a foreign corporation to constitute qualified dividend income, the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a PFIC.

In addition to the regular federal income tax, certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8%. For individual taxpayers, the Medicare tax is imposed on the lesser of a taxpayer’s (i) investment income (which excludes exempt interest dividends), net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

To the extent the Fund is unable to use its capital losses in a given taxable year, it may be entitled to carry forward the capital loss, which may reduce the taxable capital gain that the Fund would realize and on which the shareholder would be subject to federal income tax in the future. Any capital loss carried forward by the Fund will generally retain its character as short-term or long-term and may be carried forward indefinitely.

Distributions declared by the Fund during October, November, or December to shareholders of record and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of distributions paid.

Gain or loss realized upon a sale, redemption, or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss on the sale, redemption, or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale, redemption, or exchange of shares will be disallowed if the shareholder acquires other shares of the same Fund (whether through the automatic reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale, redemption, or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

If shares that were purchased subject to a sales charge are exchanged for shares of a different BMO Fund before the 91st day after the date on which such shares were acquired, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is added to the basis of the reinvested shares and is not included in the basis of the exchanged shares.

Purchasing shares shortly before a distribution may not be advantageous. If the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if more than 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of interests in other regulated investment companies, such Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable distributions actually received) his or her pro rata share of foreign taxes paid by the Fund in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. If the Fund is eligible to make this election, each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

If the Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders will not be required to include such taxes in their gross income and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

State and Local Taxes

Shareholders may be subject to state and local taxes on distributions received from the Fund (including exempt interest dividends) and on sales, exchanges or redemptions of Fund shares. Rules of state and local taxation of distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax adviser as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

Backup Withholding and Other Considerations

If a shareholder does not furnish the Fund with a correct social security number or taxpayer identification number, certify that it is correct, and certify that he, she or it is not subject to backup withholding and/or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from all distributions (including exempt interest dividends) and redemption proceeds paid to the shareholder at the rate set forth in the Code. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Taxation of Non-U.S. Shareholders

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable tax treaty).

Under the Foreign Account Tax Compliance Act (FATCA), the Fund may be required to withhold a generally non-refundable 30% tax on distributions of investment company taxable income paid after June 30, 2014 and distributions of net capital gain and the gross proceeds of a sale, redemption, or exchange of Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (or unless such entity is deemed compliant pursuant to the terms of an intergovernmental agreement), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign stocks or securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local, or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisers.

Cost Basis Reporting

The Fund is required to report to you and the IRS the cost basis of shares acquired on or after January 1, 2012 (covered shares) when you sell, redeem, or exchange such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other governmental bodies. The Fund is not required to determine or report your cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, redemption, or exchange of a share results in a capital gain or loss. If you sell, redeem, or exchange covered shares during any year, the Fund will report the gain or loss, cost basis, and holding period of such covered shares to you and the IRS on Consolidated Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, redeemed, or exchanged when you sell, redeem, or exchange less than your entire position in the Fund and have made multiple purchases of Fund shares on different dates at differing net asset values. If you do not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in your account regardless of holding period, and covered shares sold, exchanged, or redeemed are deemed to be those with the longest holding period first. You may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in your covered shares. The default cost basis method applied by the Fund or the alternate method elected by you may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult with your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

DIRECTORS AND OFFICERS

Directors

The Board of Directors is responsible for overseeing the business and affairs of the Corporation. Information regarding the directors of the Corporation, and their age and business experience during the past five years, is shown in the following table. The address of each director is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Current directors who are not considered to be “interested persons” of the Corporation are referred to in this SAI as “independent directors.” The Corporation currently offers 47 separate portfolios or funds. The information in the following table is as of August 31, 2014 unless otherwise indicated.

INTERESTED DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
John M. Blaser(3) Age: 57	Director and President	Since May 1999	Managing Director of the Adviser, since June 2012; Vice President of the Adviser, from 1998 to 2012.	48	None

Christopher B. Begy(3) Age: 60	Director	Since August 2013	President, CEO and a Director of BMO Financial Corp. and U.S. Country Head, since August 2013; Chair, BMO Harris Bank N.A., since August 2013; Director of the Adviser, since August 2013; Chief Auditor of BMO Financial Group, from 2001 to 2013.	48	None

(1)

Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.

(2)	The information is this column is as of the date of this SAI.

(3)

Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation and the Adviser. Mr. Begy is an “interested person” of the Corporation due to the positions that he holds with the Adviser and BMO.

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Larry D. Armel Age: 72	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	48	None

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director

Ridge A. Braunschweig Age: 61	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office, since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	48	None
Benjamin M. Cutler Age: 69	Independent Director	Since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004.	48	None

John A. Lubs Age: 66	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	48	None

James Mitchell Age: 67	Independent Director	Since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001 to 2007.	48	None

Barbara J. Pope Age: 66	Independent Director	Since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	48	None

(1)

Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.

(2)	The information is this column is as of the date of this SAI.

Some of the independent directors, personally or through business relationships, have banking, investment management, custodial, or borrowing relationships with BMO Harris Bank and other affiliates of the Adviser.

Officers

The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds of the Corporation. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table as of August 31, 2014 unless otherwise indicated.

PRINCIPAL OFFICERS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 41	Chief Financial Officer and Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.

John D. Boritzke Age: 58	Vice President	Elected by the Board annually; since October 2001	Managing Director of
the Adviser since
2012; Vice President
of BMO Harris
Bank(1), since 2008;
Senior Vice President
of the Adviser, 2008 to
2012; Vice President
of the Adviser and
BMO Harris Bank,
1993 to 2008.

Stephen R. Oliver Age: 63	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually, Chief Compliance Officer; since July 2008, and Anti-Money Laundering Officer; since January 2009	Vice President of BMO Harris Bank (formerly Marshall and Ilsley Trust Company), since March 2006(1); Vice President of BMO Investment Distributors, LLC (formerly M&I Distributors, LLC), since 2007.

Michele L. Racadio Age: 39	Secretary	Elected by the Board annually; since November 2012	Senior Counsel and Vice President of BMO Harris Bank, since 2012; Associate, Godfrey & Kahn, S.C., 2006 to 2012.

(1)	Effective September 1, 2012, Marshall and Ilsley Trust Company (M&I Trust) merged into BMO Harris Bank.

Board of Directors

The primary responsibility of the Board is to provide oversight of the management of the Fund. The Board is responsible for managing the Fund’s business affairs. During the fiscal year ended August 31, 2014, the Board held six meetings. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, to which it has delegated certain responsibilities. These Committees are comprised solely of independent directors.

The day-to-day operations of the Fund are managed by the Adviser with assistance from other service providers approved by the Board. The Board, directly and through its Committees, oversees the services provided by the Adviser and other Fund service providers. The Board does not have a chairperson or an independent lead director. The President of the Corporation, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to the Fund and independent directors attends all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and Adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities. The Board believes that this structure is appropriate in recognition of the historical relationship between the Fund and the Adviser and its affiliates, the assets and number of the BMO Funds overseen by the Board, and the nature of the BMO Funds’ investments.

As part of its general oversight responsibilities, the Board, directly and through its Committees, is involved in the risk oversight of the Fund. The Fund, the Adviser, and other Fund service providers have adopted policies, procedures and controls to address the Fund’s operational, investment, and compliance risks. The Board and its Committees meet regularly during the year to review, among other information related to the Fund’s operations, the contractual arrangements with the Adviser and other service providers for the Fund, the Fund’s performance, investment strategies, and limitations, and compliance and regulatory matters. The Board, directly and through its Committees, reviews information from the Adviser, other Fund service providers, the Fund’s independent registered public accounting firm and counsel to the Fund, and independent directors to assist it in its oversight responsibilities. The Board reviews the Fund’s performance and meets with the Adviser and Sub-Advisers, as applicable, and the Fund’s portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (CCO) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Fund. The independent directors also meet quarterly with the CCO in executive session. In addition, any material changes to the Fund’s investment objective, strategies, and restrictions must be approved by the Board.

The Audit Committee serves to provide an open avenue of communication among the Board, the Fund’s independent registered public accounting firm and the internal accounting staff serving the Fund. The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee evaluates the independence of and approves the retention of the independent registered public accounting firm to audit the financial statements of the Fund, reviews the results of Fund audits and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Fund. The Audit Committee monitors the accounting policies of the Fund, as well as the work of the independent registered public accounting firm. Messrs. Armel, Braunschweig, Cutler, Lubs, and Mitchell and Ms. Pope (Chair) currently serve as members of the Audit Committee. During the fiscal year ended August 31, 2014, the Audit Committee held two meetings.

The Nominating and Governance Committee oversees the administration of the Corporation’s Governance Guidelines and Procedures. In addition, the Board has adopted a written charter of the Nominating and Governance Committee, pursuant to which the Nominating and Governance Committee evaluates and nominates, or recommends for nomination, candidates for the Board. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. Messrs. Armel (Chair), Braunschweig, Cutler, Lubs, and Mitchell and Ms. Pope

currently serve as members of the Nominating and Governance Committee. During the fiscal year ended August 31, 2014, the Nominating and Governance Committee did not hold a meeting.

The Board also oversees a Pricing Committee. The Pricing Committee meets as necessary and is comprised of members of the Adviser and UMB Fund Services, Inc. (UMBFS), the Fund’s sub-administrator. The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments as well as determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, in accordance with the pricing procedures adopted by the Board. Any determinations by the Pricing Committee are subsequently reported to and reviewed by the full Board.

Director Experience and Qualifications

Following is a brief discussion of the experiences and qualifications that led to the conclusion that, as of the date of this SAI, each current Board member should serve as a director of the Corporation. Generally, each director’s professional, business, and educational background, judgment, ability to work effectively with the other directors and commitment to act in the best interests of the Fund were considered in determining his or her qualifications to serve on the Board. With respect to each director, the Board considered, among other factors, the following experiences and qualifications:

The Board considered that Mr. Armel has served as a director since 2006, and that he serves as chair of the Nominating and Governance Committee. The Board also considered his professional and financial industry experience serving as an executive, counsel, and director of various mutual fund complexes. The Board considered the executive, regulatory, investment, and operations experience that Mr. Armel gained over the course of his career and through his financial industry experience.

The Board considered that Mr. Blaser has served as a director and President of the Corporation since 1999 and Managing Director of the Adviser since June 2012. He also served as Vice President of the Adviser from 1998 to 2012. The Board also considered his professional and financial industry experience serving as chief financial officer for various fund complexes. The Board considered the audit, executive, financial, investment, and operations experience that Mr. Blaser gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Blaser’s position with the Adviser, he is involved in the day-to-day management of the Adviser and the Corporation.

The Board considered that Mr. Begy has served as President and Chief Executive Officer of BMO Financial Corporation and U.S. Country Head of BMO Financial Group since 2013. He also served as Chief Auditor of BMO Financial Group from 2001 to 2013 and in other executive positions with BMO Financial Group from 1989 to 2001, including Corporate Controller, Senior Vice President, Chief Accountant and Vice President. Mr. Begy joined BMO Financial Group in 1987 after holding a variety of roles with the accounting firm Coopers and Lybrand (subsequently merged with the accounting firm Price Waterhouse to form PwC). The Board considered that Mr. Begy is a chartered accountant and a Fellow of The Institute of Chartered Accountants and has contributed extensively to national and international organizations responsible for setting accounting and auditing standards. The Board considered the audit, executive, financial, investment and operations experience that Mr. Begy gained over the course of his career and through his financial industry experience.

The Board considered that Mr. Braunschweig has served as a director of the Corporation since 2009. The Board considered his professional experience serving in various executive positions with CPL Industries, Inc. and his auditing experience. The Board also considered Mr. Braunschweig’s experience serving as an executive and director of a private charitable foundation. The Board considered the audit, executive, financial, and operations experience that Mr. Braunschweig gained over the course of his career.

The Board considered that Mr. Cutler has served as a director of the Corporation since 2004. The Board considered his professional experience serving in various executive positions with large health insurance companies, including most recently as Chairman, CEO, and President of USHEALTH Group, Inc. The Board also considered the executive, financial, and operations experience that Mr. Cutler gained over the course of his career.

The Board considered that Mr. Lubs has served as a director of the Corporation since 2004. The Board considered his professional experience serving in various executive positions with Mason Companies, Inc. Mr. Lubs also serves as a trustee of Third Order of St. Francis Foundation and of North Bay Trading Co. The Board also considered the executive, financial, and operations experience that Mr. Lubs gained over the course of his career.

The Board considered that Mr. Mitchell has served as a director of the Corporation since 1999. The Board considered his professional experience serving in various executive positions, including most recently as Chief Executive Officer of NOG, Inc. The Board also considered the executive, financial, and operations experience that Mr. Mitchell gained over the course of his career.

The Board considered that Ms. Pope has served as a director of the Corporation since 1999, and that she serves as chair of the Audit Committee. The Board considered her professional experience serving as President of Barbara J. Pope, P.C. and President of Sedgwick Street Fund LLC, as well as her experience as a tax partner at an accounting firm. The Board also considered the executive, financial, and investment experience that Ms. Pope gained over the course of her career.

References to the experience and qualifications of the directors of the Corporation are pursuant to requirements of the SEC, do not constitute holding out the Board or any director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Compensation of Directors

With respect to fiscal year 2014, each independent director was paid an aggregate retainer of $80,000. The Corporation does not pay any fees to its interested directors or officers. Neither the Corporation nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses. The following table shows the fees paid to the directors by the Corporation for the fiscal year ended August 31, 2014.

Name	Aggregate Compensation from the Corporation(1)	Total Compensation from the Corporation and Fund Complex Paid to Directors(1)
Larry D. Armel	$77,500	$80,000
Ridge A. Braunschweig	$77,500	$80,000
Benjamin M. Cutler	$77,500	$80,000
John A. Lubs	$77,500	$80,000
James Mitchell	$77,500	$80,000
Barbara J. Pope	$77,500	$80,000

(1)

The BMO Funds Complex currently offers 48 Funds, including the BMO LGM Frontier Markets Equity Fund, a closed-end management investment company. Each series of the Corporation pays an equal portion of the total compensation received by each independent director. The Fund had not commenced operations prior to the date of this SAI and, therefore, did not pay any share of the total annual fees paid to the Independent Directors.

Board Ownership of Shares in the Fund and in the BMO Funds Family as of December 31, 2013.

Name of Director	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares owned in BMO Funds
Larry D. Armel Independent Director	None	over $100,000

John M. Blaser Interested Director	None	over $100,000

Ridge A. Braunschweig Independent Director	None	over $100,000

Benjamin M. Cutler Independent Director	None	over $100,000

John A. Lubs Independent Director	None	over $100,000

James Mitchell Independent Director	None	over $100,000

Barbara J. Pope Independent Director	None	over $100,000

Christopher Begy Interested Director	None	None

INFORMATION ABOUT THE ADVISER AND SUB-ADVISERS

Adviser to the Fund

The Fund’s investment adviser is BMO Asset Management Corp., a Delaware corporation headquartered in Chicago, Illinois. Effective June 1, 2012, as part of an internal restructuring, M&I Investment Management Corp., a wholly-owned subsidiary of BMO Financial Corp. (BFC), a financial services company, merged with and into Harris Investment Management, Inc., another wholly-owned subsidiary of BFC, and the combined entity, a wholly-owned subsidiary of BFC, was renamed BMO Asset Management Corp. BFC is an indirect wholly-owned subsidiary of Bank of Montreal, a Canadian bank holding company. Prior to June 1, 2012, M&I Investment Management Corp. served as the BMO Funds’ investment adviser. The Adviser performs oversight of the Fund’s Sub-Advisers as described below. The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations, and not-for-profit organizations, and is registered as an investment adviser with the SEC. The Adviser shall not be liable to the Corporation, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships that affiliates of the Adviser may have. The control persons of the Adviser are described in the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) as filed with the SEC.

As compensation for its advisory services under the investment advisory agreement with the Corporation, the Fund pays the Adviser, on a monthly basis, an annual management fee of 1.70% based on the percentage of the average daily net assets of the Fund (ADNA).

The Fund and the Adviser have implemented a fee reduction schedule for the investment advisory fees charged to the Fund. The advisory fees are subject to the breakpoints listed in the following table:

	Advisory Fee (as a % of the Fund’s ADNA)
Fund	on the first $1 billion	on the next $1 billion	in excess of $2 billion
Alternative Strategies	1.700%	1.675%	1.650%

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses excluding dividend and interest expenses, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business from exceeding the percentage of the average daily net assets of each class of the Fund (the Expense Limit), as set forth below. The Adviser may not terminate this arrangement prior to December 31, 2015 without the consent of the Fund’s Board of Directors unless the investment advisory agreement is terminated.

Fund	Expense Limit
Alternative Strategies
Advisor Class	2.20%
Institutional Class	1.95%

In addition, the Adviser may voluntarily waive any portion of its management fee for the Fund. Any such voluntary waivers by the Adviser may be terminated at any time in the Adviser’s sole discretion.

No management fee information is provided for the Fund because they were not offered for sale prior to the date of this SAI.

Sub-Advisers

It is the Adviser’s responsibility to select sub-advisers for the Fund and to review each Sub-Adviser’s performance. The Adviser has entered into sub-advisory contracts with CTC, Capstone, Cramer Rosenthal, Graham, Iridian, Pine River, and Sound Point pursuant to which the Sub-Advisers manage the Fund’s portfolio, subject to oversight by the Adviser.

The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter by monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic, and written consultations. In evaluating the Sub-Advisers, the Adviser considers, among other factors, their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities, and financial strength; and quality of service and client communications. The Adviser has the responsibility for allocating and reallocating the Fund’s assets among the Sub-Advisers and communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Corporation’s Board whether their sub-advisory agreements should be renewed, modified, or terminated. The Adviser provides written reports to the Board regarding the results of its evaluation and monitoring functions. The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the Sub-Advisers, the custodian, the transfer agent, and the administrator. Although the Sub-Advisers’ activities are subject to oversight by the Board and officers of the Corporation, neither the Board, the officers, nor the Adviser evaluates the investment merits of the Sub-Advisers’ individual security selections. The Sub-Advisers have complete discretion to purchase, manage, and sell portfolio securities for the Fund, subject to the Fund’s investment objective, policies, and limitations. The control persons of each Sub-Adviser are described in each Sub-Adviser’s Form ADV as filed with the SEC.

CTC is a registered investment adviser that is a wholly-owned subsidiary of the Bank of Montreal, a BMO Financial Group company. CTC is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. CTC’s address is 2200 Geng Road, Suite 100, Palo Alto, California 94303.

Capstone is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. Capstone’s address is 7 World Trade Center, 250 Greenwich Street, 30th Floor, New York, New York 10007.

Cramer Rosenthal is a registered investment adviser that provides investment management services to various types of clients, including individuals, pooled investment vehicles, other corporations and trusts. Cramer Rosenthal’s address is 520 Madison Avenue, 20th Floor, New York, New York, 10022.

Graham is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. Graham’s address is 40 Highland Avenue, Rowayton, Connecticut 06853.

Iridian is a registered investment adviser that provides investment management services to various types of clients, including pooled investment vehicles. Iridian’s address is 276 Post Road West, Westport, Connecticut 06880-4704.

Pine River is a registered investment adviser that provides investment management services to hedge funds, separate accounts, listed investment vehicles and registered investment companies. Pine River’s address is 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305. Pine River, an affiliate of Pine River Domestic Management L.P. and certain other sub-advisory affiliates including Pine River Capital Partners (UK) LLP, and Pine River Capital Management (HK) Limited, was founded in 2002, registered as an investment adviser in 2006.

Sound Point is a registered investment adviser that provides investment management services to services to various types of clients, including pooled investment vehicles, other corporations and trusts. Sound Point’s address is 375 Park Avenue, 25th Floor, New York, New York 10152.

All fees of the Sub-Advisers are paid by the Adviser. BMO is the ultimate parent company of the Adviser and CTC. Accordingly, the Adviser and CTC are affiliates.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Fund

As described in the Fund’s Prospectus, the portfolio managers listed below are responsible for the day-to-day management of the Fund. The portfolio managers listed in the following table are jointly responsible for the day-to-day management of the Fund and the other accounts are generally managed jointly with the other portfolio manager(s). Unless noted otherwise, none of the mutual fund clients listed in the table pays a performance-based fee to the Adviser or Sub-Advisers.

Other Accounts Managed by the Portfolio Managers
of the BMO Alternative Strategies Fund As of October 31, 2014

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Lowell Yura	0	0	0	0	0	0	0	0	0	0
Kristina Kalebich	0	0	0	0	0	0	0	0	0	0

Conflicts of Interest

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts, and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser and each of the Sub-Advisers have adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices, and oversight by investment management, and/or compliance departments.

The Adviser has established procedures to prevent portfolio managers from trading on material, non-public information. In the event that the portfolio manager comes into possession of material, non-public information about an underlying affiliated fund the portfolio managers’ ability to initiate transactions in the underlying affiliated fund could potentially be restricted as a result of the portfolio manager’s possession of such information. The trading restriction could have an adverse effect on the ability of a fund managed by the portfolio managers to participate in any potential gains or avoid any potential losses in the restricted underlying affiliated fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Compensation of Portfolio Managers

Compensation for the Adviser’s portfolio managers consists of base salary, which is monitored to ensure competitiveness in the external marketplace. In addition to base salary, portfolio managers have a portion of their compensation tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Investment professionals also may receive bonuses of restricted share units or other units linked to the performance of BMO.

Ownership of Fund Shares by Portfolio Managers

No ownership information is provided because the Fund was not offered for sale prior to the date of this SAI.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated the authority to vote proxies relating to the securities held in the Fund’s portfolios to the Adviser and has authorized the Adviser to delegate its authority to vote proxies to the Sub-Adviser on behalf of the Fund.

Adviser’s Proxy Voting Policy and Guidelines

The Adviser has adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients. The policies and procedures were developed by a Proxy Advisory Committee established by the Adviser with certain affiliates of BMO Financial Corp. The proxy policies and procedures generally address issues related to boards of directors, compensation plans, auditors, and shareholder rights. In situations where there is a conflict of interest, the Adviser will obtain a proxy voting recommendation from an independent proxy voting advisory service and will ultimately vote proxies in the best economic interests of clients without consideration of any benefit to the Adviser or its affiliates. With respect to the assets of the Fund managed by the Sub-Advisers, the Adviser has delegated responsibility for voting those proxies to the applicable Sub-Adviser, except with respect to CTC who does not vote proxies for the Fund. Each Sub-Adviser’s Proxy Voting Policies (other than CTC’s) are set forth in Appendix C.

Proxy Voting Record

The Fund is required to disclose annually its proxy voting record for the most recent 12-month period ended June 30 and files it with the SEC by August 31. The Fund’s proxy voting record will be available at that time without charge, either upon request, by calling toll free, 1-800-236-FUND (3863), or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about the Fund’s portfolio holdings to any third party, except as permitted by the Corporation’s policy regarding disclosure of portfolio holdings (Disclosure Policy). This Disclosure Policy also applies to the Adviser, Sub-Advisers, and BMO Harris Bank. Pursuant to the Disclosure Policy, information about the Fund’s portfolio holdings may be disclosed as required by SEC regulations and in the following circumstances:

•	As required by SEC regulations, the Fund’s portfolio holdings are disclosed in publicly available filings with the SEC including Form N-CSR, Form N-Q, and Form N-MFP;

•

Fund portfolio holdings may be disclosed from time to time, to the Fund’s service providers, including the Sub-Advisers, administrator, sub-administrator, custodians, fund accountant, transfer agent, independent accountant, legal counsel, and financial printer, in connection with the fulfillment of their duties to the Fund and the Corporation;

•	The Fund makes a complete list of its portfolio holdings publicly available on the BMO Funds’ website, http://www.bmofunds.com, approximately thirty days after the end of each month; and

•

The Fund’s portfolio holdings as of each month end are disclosed to certain approved institutional databases and rating agencies including Lipper Inc., Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thompson Reuters Corporation, Vickers Stock Research Corporation, and Capital Bridge, Inc.

The Corporation is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities prior to public availability without prior approval of the Board. Third parties who receive portfolio holdings information are subject to restrictions by contract or by law that prohibit the disclosure or misuse of the holdings information to ensure that the information remains confidential. No compensation or other consideration may be received by the Fund, the Adviser, Sub-Advisers, or BMO Harris Bank in connection with the disclosure of portfolio holdings in accordance with this policy. The Fund’s Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.

The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

BROKERAGE TRANSACTIONS

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups, and mark-downs.

In executing transactions on behalf of the Fund, the Adviser has no obligation to deal with any particular broker or dealer. Rather, the Adviser seeks to obtain the best qualitative execution. The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below. Recognizing the value of the range of services, the Fund may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:

•	furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

•	furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and

•	effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In selecting brokers, the Adviser considers quality of investment research and brokerage services; communication of such information; trade execution pricing, capability, and efficiency; and the appropriateness of the commission rate. Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy. In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size. While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.

The Adviser places portfolio transactions for other advisory accounts in addition to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of their accounts; that is, not all of such services may be used by the Adviser in connection with the Fund. The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Fund) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. The Adviser believes any such costs to the Fund, however, will not be disproportionate to the benefits received by the Fund on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.

Brokerage commission information is not provided because the Fund was not offered for sale prior to the date of this SAI.

The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and other advisory accounts. There can be no assurance that a particular purchase or sale opportunity will be allocated to the Fund. In making allocations between the Fund and other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

INFORMATION ABOUT THE FUND’S SERVICE PROVIDERS

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Fund, the Adviser, each Sub-Adviser and the Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund directors, and certain other employees (Access Persons). Although the codes permit Access Persons to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Administrator and Shareholder Servicing Agent

The Adviser serves as the administrator to the Fund. As administrator, the Adviser is entitled to receive fees from the Fund at an annual fee equal to 0.15% of the Fund’s Class I and Class A assets.

No administrative fee information is provided for the Fund because it was not offered for sale prior to the date of this SAI.

The administrator may choose voluntarily to reimburse a portion of its fee at any time.

The functions performed by the administrator include, but are not limited, to the following:

•	preparation, filing, and maintenance of the Corporation’s governing documents, minutes of Board meetings, and shareholder meetings;

•

preparation and filing with the SEC and state regulatory authorities, the Corporation’s registration statement and all amendments, and any other documents required for the Fund to make a continuous offering of its shares;

•	preparation, negotiation, and administration of contracts on behalf of the Fund;

•	supervision of the preparation of financial reports;

•	preparation and filing of federal and state tax returns;

•	assistance with the design, development, and operation of the Fund; and

•	provision of advice to the Fund and the Board.

Sub-Administrator

UMBFS is the Fund’s sub-administrator pursuant to the Sub-Administration Agreement with the administrator. In connection with an internal restructuring, effective June 1, 2012, the Sub-Administration Agreement between UMBFS and M&I Trust (now, BMO Harris Bank) was assigned from M&I Trust to the Adviser. Under the Sub-Administration Agreement, the functions performed by UMBFS include and relate to, but are not limited to, the following:

•

review and filing with the SEC and state regulatory authorities of the Corporation’s registration statement and all amendments, and any other documents required for the Fund to make a continuous offering of its shares;

•	drafting and reviewing of the Fund’s annual and semi-annual reports;

•	various services relating to the shareholder and Board meetings, such as preparing and obtaining executed authorized signatures, attendance at Board meetings, and drafting of proxy materials;

•	obtaining CUSIPs, NASDAQ symbols, and IRS tax identification numbers;

•	coordination and facilitation of external audits by the Corporation’s independent auditors and regulatory examinations of the Corporation;

•	follow-up on any issues surrounding reporting of performance for the Fund; and

•	preparation of the Corporation’s tax returns.

For its services, UMBFS is entitled to receive from the administrator with respect to the Fund, in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, fees at the following annual rates as a percentage of the Fund’s ADNA:

ADNA	Fee (Domestic Funds)	Fee (International Funds)
Up to $200 million	0.0090%	0.0300%
Next $200 million	0.0085	0.0250
Next $200 million	0.0075	0.0200
Next $200 million	0.0065	0.0175
Next $200 million	0.0055	0.0150
Next $200 million	0.0045	0.0125
Over $1.2 billion	0.0035	0.0100

Securities Lending

The Fund pays a portion of the net revenue earned on securities lending activities to State Street Bank & Trust Company for its services as a securities lending agent. No securities lending fee information is provided for the Fund because the Fund was not offered for sale prior to the date of this SAI.

Payments to Financial Intermediaries

The Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BMO Distributors, and/or their affiliates may pay compensation, out of their own assets and not as an additional charge to the Fund, to financial intermediaries, including their affiliates, for services provided to clients who hold Fund shares, for introducing new shareholders to the Fund and for other services. These payments may vary in amount and generally range from 0.05% to 0.40%.

The Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., BMO Distributors, and/or their affiliates currently anticipate that such payments may be made to the following financial intermediaries.

Financial Intermediaries

Advisors Clearing Network

American Portfolios Financial Services, Inc.

American United Life Insurance

Ascensus

B.C. Ziegler and Company

BancWest Investment Services, Inc.

BB&T Investment Services, Inc.

BBVA Compass Investment Solutions

Lincoln Investment Planning

LPL Financial LLC

Maplewood Investment Advisors, Inc.

Mass Mutual Life Insurance Company (formerly Hartford Life Insurance Company)

Merrill. Lynch, Pierce, Fenner & Smith Incorporated

Financial Intermediaries

Benjamin F. Edwards & Co.

Bernard Herold & Co. Inc.

Cadaret, Grant & Co., Inc.

Cambridge Investment Research, Inc.

Capital Analysts, Inc.

Capital One Investment Services

Cedar Creek Securities, Inc.

Charles Schwab & Company, Inc.

Chase Investment Services Corp.

Citigroup Global Markets Inc.

Clearview Correspondent Services LLC (NKA BB&T Securities, LLC)

Comerica Bank

Community Bank c/o Hand Benefits & Trust Co.

Concorde Investment Services LLC

Credit-Suisse Securities USA LLC

CRI Securities, LLC

CUSO Financial Services, LP

D.A. Davidson & Co.

Duncan-Williams, Inc.

E*Trade Clearing, LLC

Edward D. Jones & Co. LP

Financial Network Investment Corp.

First Clearing, LLC

First National Bank & Trust—Ardmore

First National Bank of Omaha

First Republic Securities Company, LLC

First Southwest Company

Foothill Securities, Inc.

Frontier Trust Company

Girard Securities, Inc.

GWFS Equities, Inc.

H.C. Denison Co.

Hand Securities Inc.

Harbour Investments

Hilliard Lyons

ING

Investment Professionals, Inc.

KMS Financial Services, Inc.

LaSalle Bank N.A.

Legent Clearing

Lincoln Financial Securities Corp.

UMB Bank n.a.

Union First Market Bank

USAA Investment Management Company

Vanguard Group, Inc.

Mesirow Financial, Inc.

MetLife Securities, Inc. (The MetLife Broker Dealer Group)

Mid Atlantic Capital Corp.

Money Concepts Capital Corp.

Morgan Stanley

Multi-Financial Securities Corp.

National Financial Services LLC

New England Securities Corporation (The MetLife Broker-Dealer Group)

Newbridge Securities Corporation

Northwestern Mutual Investment Services LLC

OneAmerica Securities, Inc.

P.J. Robb Variable Corp.

Penson Financial Services

People’s Securities, Inc.

Pershing LLC

PNC Capital Markets LLC

Portfolio Brokerage Services, Inc.

PrimeVest Financial Services, Inc.

Princor Financial Services Corporation

Prudential

Questar Capital

Reliance Trust Company, LLC

Ridge Clearing and Outsourcing Solutions, Inc.

Robert W. Baird & Co., Inc.

Royal Alliance Associates, Inc.

Securian Financial Services Inc.

Securities America, Inc.

SEI Private Trust

StanCorp Equities, Inc.

Standard Insurance Company

Sterne Agee & Leach Inc.

Stifel Nicolaus & Co., Inc.

Stockcross Financial Services

SunGard Institutional Brokerage, Inc.

TD Ameritrade

Teachers Insurance and Annuity Association of America (TIAA-Cref)

Trade-PMR, Inc.

Trust Company of America

U.S. Bancorp Investments, Inc.

UBS Financial Services Inc.

Wells Fargo

Wilmington Trust Retirement and Institutional Services Company

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders. The fee is based on the level of the Fund’s average net assets for the period plus out-of-pocket expenses.

The Fund may pay amounts to third parties, such as banks, broker-dealers, or affiliated entities, including BMO Harris Bank, that provide recordkeeping services, shareholder servicing, and/or other administrative services to the Fund.

Fund Accountant

State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, provides fund accounting services to the Fund. For its services, State Street Bank & Trust Company receives a fee based on net assets of the Fund.

Custodian

State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, is a custodian for the Fund’s securities and cash.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Fund, KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, WI 53202, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatements.

PERFORMANCE

From time to time, when available, the yield and total return of the Class I and Class A shares of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the BMO Funds (toll free) at 1-800-236-FUND (3863).

FINANCIAL STATEMENTS

A copy of the Annual Report, when available, for the Fund may be obtained without charge by contacting BMO Funds U.S. Services at the address located on the back cover of the SAI or by calling BMO Funds U.S. Services at 1-414-287-8555 or 1-800-236-FUND (3863).

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management, retirement, and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.

APPENDIX A

RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

App. A-1

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s assigns qualifiers to ratings when appropriate. This section details active qualifiers.

Standard & Poor’s uses five qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

1. Federal Deposit Insurance Limit: “L” qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

2. Principal Payment: “p” qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest portion is not rated.

App. A-2

3. Public Information Ratings: “pi” qualifier

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

4. Preliminary Ratings: “prelim” qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to obligations of these entities’.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

5. Termination Structures: “t” qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

1. Contingent upon final documentation: “*” inactive qualifier

This symbol indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

App. A-3

2. Termination of obligation to tender: “c” inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

3. U.S. direct government securities: “G” inactive qualifier

The letter “G” following the rating symbol when a fund’s portfolio consists primarily of direct U.S. Government securities.

4. Provisional Ratings: “pr” inactive qualifier

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

5. Quantitative Analysis of publication information: “q” inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

6. Extraordinary risks: “r” inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Active Identifiers

1. Unsolicited: ‘unsolicited’ and ‘u’ identifier

The ‘u’ identifier and ‘unsolicited’ designation are unsolicited credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

2. Structured finance: “sf” identifier

The ‘sf’ identifier shall be assigned to ratings on “structured finance instruments” when required to comply with applicable law or regulatory requirement or when Standard & Poor’s believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness.

Local Currency and Foreign Currency Ratings

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

App. A-4

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings—both high and low—to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

App. A-5

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*	As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

App. A-6

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance, Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

App. A-7

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.

•

National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied probability of default of a given national scale rating will vary over time.

•

The value of default studies for national ratings can be limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only national ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution if they wish to infer future default probabilities for national scale ratings using the historical default experience with international ratings and mapping tables to link the national and international ratings. As with ratings on any scale, the future will not necessarily follow the past.

•

Fitch attaches less confidence to conclusions about national scale default probabilities than for International Credit ratings. There has not been a comprehensive global study of default history among entities with national scales to show that their ex-post default experience has been consistent with ex-ante probabilities implied. This is due to the relatively short history of ratings in emerging markets and the restrictive relative nature of the national scales.

The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

National Short-Term Credit Ratings

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

App. A-8

C(xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD: Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx)

Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

App. A-9

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment,and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

App. A-10

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

App. A-11

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)

‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)

‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)

‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)

‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

App. A-12

BB(xxx)

‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)

‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)

‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)

‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)

‘C’ National Ratings denote that default is imminent.

RD: Restricted default.

“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	a. the selective payment default on a specific class or currency of debt;

•

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or

•	d. execution of a distressed debt exchange on one or more material financial obligations.

D(xxx)

‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

App. A-13

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

App. A-14

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

App. A-15

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*	For SBPA-backed VRDBS. The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs

Reviewed November 12, 2014

App. A-16

APPENDIX B - ADDRESSES

The Fund:

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Distributor:

BMO Investment Distributors, LLC

111 East Kilbourn Avenue

Milwaukee, Wisconsin 53202

Adviser, Administrator, and Shareholder Servicing Agent:

BMO Asset Management Corp.

115 South LaSalle Street

Chicago, Illinois 60603

Sub-Advisers:

CTC myCFO, LLC

2200 Geng Road, Suite 100

Palo Alto, California 94303

Graham Capital Management, L.P.

40 Highland Avenue

Rowayton, Connecticut 06853

Capstone Investment Advisors, LLC

7 World Trade Center

250 Greenwich Street, 30th Floor

New York, New York 10007

Pine River Capital Management, L.P.

601 Carlson Parkway, Suite 330

Minnetonka, Minnesota 55305

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, New York, 10022

Iridian Asset Management LLC

276 Post Road West

Westport, Connecticut 06880-4704

Sound Point Capital Management, L.P.

375 Park Avenue, 25th Floor

New York, New York 10152

Custodian and Portfolio Accounting Services Agent:

State Street Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

App. B-1

Transfer Agent and Dividend Disbursing Agent:

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02171

Sub-Administrator:

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Legal Counsel:

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103

Independent Registered Public Accounting Firm:

KPMG LLP

777 East Wisconsin Avenue

Milwaukee, WI 53202

App. B-2

APPENDIX C – PROXY VOTING PROCEDURES

I.	CAPSTONE INVESTMENT ADVISORS, LLC

PROXY VOTING AND CLASS ACTIONS

Background

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•

Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

Proxy Voting

For certain of Capstone’s trading strategies, Capstone has determined that voting proxies does not create additional value for its clients. As a result, Capstone does not exercise its voting authority for every trading strategy and, therefore, may not vote proxies for clients employing those strategies. Capstone discloses to clients and investors its intention to abstain from voting the proxies for certain strategies in Form ADV Part 2.

For strategies where Capstone exercises its voting authority, when Capstone receives a proxy with respect to a security that the client will continue to hold and Capstone determines that the costs and expenses associated with voting do not outweigh the potential benefit to the client of voting, Capstone will seek to vote proxies in the best interest of the client. Absent specific client instructions, the Senior Portfolio Manager/Portfolio Manager responsible for the security shall determine whether and how Capstone will exercise its voting authority. At times, Capstone may determine it is in its client’s best interest to abstain from exercising its proxy voting authority. The way Capstone exercises its proxy voting authority or the rationale for Capstone abstaining from exercising its proxy voting authority shall be documented.

Paragraph (c) (ii) of Rule 204-2 under the Advisers Act requires Capstone to maintain certain books and records associated with its proxy voting policies and procedures. Capstone’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The CCO and/or his designee(s) is responsible for maintaining documentation associated with clients’ proxy voting.

App. C-1

Conflicts of Interest

From time to time, conflicts of interest may exist between Capstone and its clients and/or investors with respect to the voting of proxies. Where material conflicts of interest are identified, the relevant Senior Portfolio Manager/Portfolio Manager, CCO and other relevant persons will analyze the conflict of interest, discuss potential remedial solutions, and determine how such proxy will be voted. The CCO and/or his designee(s) is responsible for ensuring that the outcome of any such analysis is documented.

Class Actions

Capstone’s CCO and/or his designee(s) will determine whether clients should (a) participate in a recovery achieved through a class action, or (b) opt out of the class action and separately pursue their own remedy depending on Capstone’s analysis of which situation is in the best interest of the client. The CCO and/or his designee(s) oversees the completion of Proof of Claim forms and any associated documentation, the submission of such documents to the claim administrator, and the receipt of any recovered monies The CCO and/or his designee(s) is responsible for maintaining documentation associated with clients’ participation in class actions.

The CCO should be notified of any material conflict of interest associated with clients’ participation in class actions. The relevant Senior Portfolio Manager, CCO, and other relevant persons will evaluate any such conflicts and determine an appropriate course of action for Capstone. The CCO and/or his designee(s) is responsible for ensuring that the outcome of any such analysis is documented.

Capstone generally does not serve as the lead plaintiff in class actions.

Disclosures to clients and Investors

Capstone includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that clients and investors can contact the CCO and/or his designee(s) to obtain a copy of these policies and procedures and information about how Capstone voted with respect to the client’s Securities.

Any request for information about proxy voting should be promptly forwarded to the CCO and/or his designee(s), who will handle any such requests.

As a matter of policy, Capstone does not disclose how it expects to vote on upcoming proxies. Additionally, Capstone does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

II.	CRAMER ROSENTHAL MCGLYNN, LLC

PROXY VOTING POLICY AND PROCEDURES

In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients. The CRM Compliance Committee (the “Compliance Committee”) has determined that these Policies and Procedures for Proxy Voting (these “Policies”) are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM’s obligations under Rule 206(4)-7 under the Advisers Act.

App. C-2

Proxy Voting Process

CRM’s policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM will consider the factors that could affect the value of a Fund’s investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM’s proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

The Voting Process

Review of Proxy Solicitation Materials/Independent Recommendations

CRM receives proxy materials through an independent third party, Institutional Shareholder Services (“ISS”). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS’s voting recommendations cover three categories: (i) voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for “Taft-Hartley” accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;1 and (iii) voting recommendations intended to generally maximize shareholder value.

In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote in a “socially responsible” manner; in these cases CRM would generally follow the particular ISS recommendations for that category.

ISS Standard Proxy Voting Guidelines Summary

The following is a summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines), which form the substantive basis of CRM’s Policy on Proxy Voting.2 As described above, CRM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

Auditors

Vote for proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

[1]	CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 (“ERISA”).
[2]	The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

App. C-3

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a case-by-case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be considered in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CRO pay.

Majority of Independent Directors/Establishment of Committees

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make shareholder action by written consent.

Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholder to act independently of management.

Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote. Vote for proposals to lower supermajority vote requirements.

Cumulative Voting

Vote for proposals to eliminate cumulative voting. Vote against proposals that require cumulative voting.

App. C-4

Confidential Voting

Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows: IN the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management’s track record, qualification of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote case-by-case. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

Mergers and Corporate Restructurings

Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

App. C-5

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock). Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Management Compensation

Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

Employee, Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals regarding Executive and Director Pay

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Advisory Vote on Say on Pay Frequency

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Management Proposals Seeking Approval to Re-price Options

Votes on management proposals seeking to re-price options are evaluated on a case-by-case basis giving consideration to: historic trading patterns rationale for re-pricing, value-for-value exchange, options vesting, term of the options, exercise price, and participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals on Compensation

Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity. In general, vote case-by-case. While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company.

App. C-6

Securities on Loan

Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on “loan” as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

Clients Who Vote Their Own Proxies

CRM clients may retain the authority to vote their own proxies in their discretion.

Conflicts and Potential Conflicts of Interest

CRM’s proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

Disclosure

CRM, in its written brochure required under Rule 204-3 (the “Form ADV”) shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

Recordkeeping

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form: (i) a copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission), (ii) a record of each vote cast on behalf of clients, (iii) internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations, (iv) copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client, and (v) with respect to votes cast for securities held in any registered investment company, records of CUSIP numbers.

Records for the CRM Mutual Fund Trust shall be recorded and maintained by the Trust.

The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM

Updated May 2012

App. C-7

III.	GRAHAM CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICY AND PROCEDURES

General

Graham has adopted policies and procedures (the “Proxy Voting Policies and Procedures”) which have been designed to ensure that Graham complies with the requirements of Rule 206(4)-6 and Rule 204-2(c)(2) under the Advisers Act, and reflect Graham’s commitment to vote all client securities for which it exercises voting authority in a manner consistent with the best interest of the client. Employees who have the authority to vote client securities must familiarize themselves with and strictly adhere to Graham’s Proxy Voting Policies and Procedures.

Although the Advisers Act does not obligate advisers to adopt policies and procedures in respect of participating in class actions, in its capacity as a fiduciary to its clients Graham has nonetheless adopted such policies and procedures.

Proxy Voting Policies and Procedures

Graham has retained ISS Governance Services to assist in the proxy voting process. The CCO manages Graham’s relationship with ISS. The CCO ensures that ISS votes all proxies according to Graham’s general guidance, and retains all required documentation associated with proxy voting.

Portfolio Managers that wish to deviate from ISS’s proxy recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the employee and Graham are not conflicted in making the chosen voting decision.

Because Graham generally will vote proxies based upon the recommendations of ISS, there is little to no risk of a conflict of interest arising. However, in instances that might involve a conflict of interest between Graham and its clients, such as where a portfolio manager wishes to deviate from ISS’s recommendation or such other instances as Graham may determine, the CCO, in conjunction with the compliance committee as appropriate, will review the relevant facts and determine whether or not a material conflict of interest may arise due to business, personal or family relationships of Graham, its owners, its employees or its affiliates, with persons having an interest in the outcome of the vote. If a material conflict exists, Graham will take steps to ensure that its voting decision is based on the best interests of the client and is not a product of the conflict. Graham shall keep appropriate records demonstrating how such conflicts were resolved.

ISS will retain the following information in connection with each proxy vote:

•	The Issuer’s name;

•	The security ticker symbol or CUSIP, as applicable;

•	The shareholder meeting date;

•	The number of shares that Graham voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the Issuer or a security holder;

•	Whether Graham cast a vote;

•	How Graham cast its vote (for the proposal, against the proposal, or abstain); and

•	Whether Graham cast its vote with or against management.

App. C-8

IV.	IRIDIAN ASSET MANAGEMENT LLC

PROXY VOTING POLICY AND PROCEDURES

November 22, 2013

Iridian Asset Management LLC (“Iridian”) exercises voting authority over client proxies and must therefore adopt policies and procedures that are designed to ensure that it vote proxies in the best interests of its clients. Additionally, Iridian must disclose to clients information about Iridian’s proxy voting policies and procedures and disclose to clients information about how clients may obtain information on how Iridian has voted their proxies. Lastly, Iridian must retain certain records relating to its voting of proxies.

Iridian has adopted these policies and procedures (“Policies”) to help ensure that client proxies are voted in the client’s best interests, in accordance with Iridian’s fiduciary duties, as well as to maintain compliance with SEC Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940, as amended.

A.	GENERAL POLICY STATEMENT

Generally, clients have delegated the authority and responsibility to Iridian for exercising voting rights and proxy decisions in the investment management agreement with respect to each account.

Iridian will vote proxies in all cases where it exercises voting authority over client securities. Iridian will vote proxies in a manner which it believes is in the best interests of its clients.

These Policies apply where clients have delegated the authority and responsibility to Iridian to decide how to vote proxies. Where Iridian has agreed to follow client guidelines in voting proxies, client guidelines will be followed and supercede these Policies.

B.	THIRD PARTY ANALYSIS OF PROXY ISSUES

Iridian has retained Institutional Shareholder Services, a subsidiary of MSCI, Inc., (“ISS”) to provide detailed analysis and voting recommendations for each proxy matter requiring a vote. ISS is an independent firm that analyzes proxies and provides research and objective vote recommendations. Iridian has determined that ISS has the capacity and competency to analyze adequately proxy voting issues.1.

Iridian utilizes ISS as a resource for establishing its proxy voting guidelines and to enable it to make better-informed proxy voting decisions. The analysis provided by ISS is distributed to Iridian’s investment team for review to determine if ISS’s vote recommendations are acceptable and should be followed or whether its recommendations should be rejected and an alternative vote should be entered.

C.	PROXY VOTING GUIDELINES

Iridian’s proxy voting guidelines address a variety of issues including selection of auditors, election of the board of directors, executive compensation, capital structure, mergers and corporate restructurings and anti-takeover measures. Iridian’s proxy voting guidelines seek to set forth the general manner in which Iridian is likely to vote and should only be viewed as a guide. No set of guidelines can capture the entire universe of proxy issues which arise. Ultimately, all voting decisions are conducted on a case-by-case basis as each

[1]	ISS is the leading provider of corporate governance solutions to the global financial community. More than 1,700 clients rely on ISS’ expertise to help them make more informed investment decisions on behalf of the owners of companies. ISS’ services include objective governance research and analysis, end-to-end proxy voting and distribution solutions… and reliable governance data and modeling tools. Source: MSCI Group website, 11/22/2013.

App. C-9

issuer’s unique set of circumstances distinguishes it from all others. In addition, Iridian manages client assets in a variety of investment strategies and it may be the case that different strategies will choose to vote proxies differently. In unusual circumstances Iridian, within a particular investment strategy, may make different proxy voting decisions for different clients.

1.	Complete Proxy Voting Guidelines

a.	Iridian’s complete Proxy Voting Guidelines are attached to these Policies as “Exhibit A.”

2.	Summary of Proxy Voting Guidelines

a.	Iridian will make available to clients a summary of its Policies and Proxy Voting Guidelines.

3.	Abstention

Generally, Iridian will not abstain from the voting of client proxies unless it determines that the abstention itself is in the best interests of the client. While Iridian does not anticipate that there will be many circumstances where abstention is necessary, if it determines that the costs of voting outweigh the benefits to the client, Iridian may choose to abstain.2 Additionally, proxies may not be voted where (a) the securities are no longer held in a client’s account; (b) the proxy and other necessary documents are not received in sufficient time to allow Iridian to analyze the material or cast an informed vote by the voting deadline; (c) securities have been loaned out pursuant to a client’s securities lending program and are unavailable to vote; and (d) the custodian or other service provider fails to provide accurate or timely records.

MATERIAL CONFLICT OF INTERESTS

Iridian is aware that the potential exists for conflicts of interests with its clients with regard to the voting of proxies. Conflicts may arise in those circumstances where Iridian is managing the assets of a company on behalf of that company’s employees and the management of that company is soliciting proxies. Other potential conflicts could arise in the event that Iridian has business or personal relationships with the participants in a proxy contest, corporate directors or candidates for directorships.

1.	Reliance upon ISS in the event of a Material Conflict

While the determination of whether a relationship is material hinges on the facts and circumstances of each particular situation, Iridian will remove itself from the proxy voting decision-making process if it determines that a conflict does exist. In all circumstances where Iridian has removed itself from the proxy voting decision-making process, it will rely solely on the independent recommendation of ISS as to how the proxy should be voted.

2.	Evaluation of ISS’s independence in the event of a Material Conflict

In those instances where Iridian has determined that it will rely upon the voting recommendation of ISS as a result of its own material conflict, it will take steps to ensure that ISS has the ability to make a recommendation that is impartial and in the best interest of Iridian’s clients. In order to achieve this result Iridian will:

•	Obtain a written representation from ISS that there exists no conflict of interest with respect to the vote being cast;

•	Obtain written disclosures regarding any relationship ISS may have with an issuer including whether it has or will receive compensation; and

•	Evaluate any written representations and/or disclosures to determine whether ISS is casting its vote in an independent manner.

[2]	See SEC Release No. IA-2106 footnote 18 (January 31, 2003).

App. C-10

E.	VOTING AND MONITORING OF CLIENT PROXIES

1.	Voting of Proxies

Iridian has a fiduciary responsibility to vote proxies in all cases where it exercises voting authority over client securities. In addition to ISS providing voting recommendations, Iridian has retained ISS to enter proxy votes on its behalf. Proxy voting decisions are entered, monitored and reviewed via ISS’s secure password protected web-based interface.

a.	Iridian votes in accordance with ISS recommendation.

If Iridian is in agreement with the ISS recommendation, Iridian need take no further action as the voting decision will default to the ISS recommendation.

b.	Iridian votes contrary to ISS recommendation.

If Iridian concludes that a proxy vote contrary to ISS’s recommendation is appropriate, a designated member of Iridian’s operations staff will override the ISS vote recommendation. This is achieved by entering Iridian’s vote decision directly into the password protected web-based interface provided by ISS. ISS, in turn, then votes the proxy on Iridian’s behalf in accordance with Iridian’s instructions.

2.	Monitoring of Proxies

Iridian has a duty to monitor corporate actions and vote client proxies. ISS assists in this function by providing, via its web interface, such data as notice of meetings, record dates, ISS research and whether or not a vote has been entered.

To ensure that its duty to vote is fulfilled, a designated member of Iridian’s operations staff, on a daily basis, will access the ISS web site to determine if there are any meetings requiring proxy action by Iridian. If there exists an outstanding meeting for which a vote has not yet been cast, the designated member of the operations staff will provide the investment team with information about the need to vote on a particular matter including the deadline by which such vote must occur as well as any research produced by ISS. The investment team and operations staff shall work together to ensure all proxy votes are made in a timely fashion.

In addition, Iridian’s portfolio accounting system will be used to cross-reference its securities holdings reports against the data provided by ISS to detect any discrepancies between Iridian’s records and ISS’s records. Should a discrepancy be detected, a member of the operations staff will notify ISS who will then contact the custodian of the securities to resolve the discrepancy to ensure the correct number of shares are voted.

Iridian recognizes that despite its efforts to monitor diligently its proxy voting, there always remains the potential for discrepancies resulting from the custodian of the securities failing to provide accurate or timely records. In consideration of this, Iridian’s vote of proxies will only be conducted on a best efforts basis subject to the timely receipt from the custodian of the necessary data.

a.	Quarterly Review

On a quarterly basis, a designated member of the operations staff shall review proxy-voting records in an effort to ensure that proxies are being voted accurately and in a timely fashion and that any necessary representations were obtained from ISS. Iridian’s Chief Compliance Officer shall oversee this review. The review shall randomly sample securities holdings from a historical period and these holdings will be cross-referenced against records of shareholder meetings to determine if votes were cast in a timely fashion, whether the correct number of votes was cast and whether votes were cast in the manner desired by Iridian. If any discrepancies are detected an inquiry shall be made to determine the cause of such discrepancy and, if deemed necessary, amended or additional procedures will be put in place.

App. C-11

F.	DISCLOSURE TO CLIENTS

1.	Iridian’s Brochure (Form ADV Part 2A) shall disclose to clients the following:

•	A description of Iridian’s Policies indicating that a copy of such Policies is available upon request; and

•	A disclosure as to how clients may obtain information about how Iridian voted with respect to their securities.

2.	Response to client requests for proxy information

•	A client request for proxy voting data or a request of Iridian’s Policies shall be responded to promptly by a member of the client service staff in writing. A copy of any response shall be retained.

G.	PROXY RECORDKEEPING

Iridian, or its agent, must retain the following documents pertaining to proxy voting:

1.	Copies of Iridian’s Policies;

2.	Copies of all proxy statements;

3.	Records of all votes cast by Iridian;

4.	Copies of all documents created by Iridian that were material to making a decision how to vote proxies or that memorializes the basis for that decision;

5.	Copies of any written representations from ISS, any other additional disclosures and evaluations where Iridian relies upon the voting recommendation of ISS as a result of its own material conflict.

6.	Copies of all written client requests for information with regard to how Iridian voted proxies on behalf of the client as well as any written responses provided.

Item 1 above shall be retained in files maintained by Iridian’s compliance staff.

With regard to items 2 and 3 above, Iridian has contracted with ISS which has undertaken the responsibility of making and retaining these records.

Items 4 and 5 above shall be retained in files maintained by Iridian’s operations staff. Item 6 above shall be retained in individual client files or, if such requests were made electronically, in an acceptable electronic archive.

All of the above referenced records shall be maintained and preserved for a period specified by the SEC and in accordance with Iridian’s document retention policies.

App. C-12

EXHIBIT A

IRIDIAN ASSET MANAGEMENT LLC PROXY VOTING GUIDELINES

AUDITORS

Iridian generally will vote FOR proposals to ratify auditors, unless there is reason to believe that an auditor has a financial interest in or association with the company, and is therefore not independent or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

BOARD OF DIRECTORS

Election of Directors

Electing directors is the most important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

•

Iridian generally will vote FOR all nominees in uncontested elections. However, each election is examined on a case-by-case basis and we will withhold votes for individual nominees or entire slates of directors if we believe such action is in the best interests of shareholders and will maximize shareholder value taking into consideration such factors as poor long term corporate performance, lack of majority of independent directors, lack of key committee independence, regulatory violations or criminal offenses, excessive compensation, board diversity and individual performance.

Classified/Staggered Boards

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. A classified board can (1) delay a takeover desired by shareholders but opposed by management, and (2) prevent bidders from even approaching a target company if they do not want to wait more than a year to gain majority control.

•	Iridian generally will vote AGAINST management proposals to adopt a classified or staggered board.

•	Iridian generally will vote FOR proposals to repeal classified or staggered boards and to elect all directors annually.

Cumulative Voting

Cumulative voting permits shareholders to accumulate their votes for directors and apportion those votes among one, a few, or all of the directors on a multi-candidate slate. For example, consider a company with a ten-member board and 500 shares outstanding. The total number of shares that may be cast is 10 x 500, or 5,000. In this case, a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. This provision facilitates the election of minority representatives to the board and can be particularly significant in proxy contests where dissident candidates are seeking election to the board.

•	Iridian generally will vote FOR proposals to restore or permit cumulative voting.

Majority Vote

Under a plurality system, a board-backed nominee in an uncontested election needs to receive only a single affirmative vote to claim his or her seat in the boardroom. Even if holders of a substantial majority of the votes

App. C-13

cast “withhold” support, the director nominee “wins” the seat. Under the majority vote standard, a director nominee must receive support from holders of a majority of the votes cast in order to be elected (or re- elected) to the board.

•

Iridian generally will vote FOR proposals requesting the board to initiate the appropriate process to amend the company’s certificate of incorporation or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders provided that it does not conflict with the state law where the company is incorporated.

Director Indemnification and Liability Provisions

Directors and officers are often faced with difficult choices and should be willing to make decisions that are not risk-averse. Iridian believes that directors should not be held accountable for actions taken where they have acted honestly and in good faith but should not be fully released from liability if they act outside of such parameters.

•

Iridian generally will vote FOR proposals providing for indemnification and liability limitations for officers and directors provided the policies are limited to the director acting honestly and in good faith and putting the interests of the company first rather than eliminating entirely director’s and officer’s liability for monetary damages for violating the duty of care.

Board Size

Proposals to allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. By increasing the size of the board, management can make it more difficult for dissidents to gain control.

•	Iridian generally will vote FOR proposals that seek to fix the size of the board.

•	Iridian generally will vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Director Stock Ownership Requirements

Iridian generally believes that director’s ownership of stock in the companies on which they serve as board members is a sound principle because it aligns the interests of directors and shareholders.

•	Iridian generally will vote FOR proposals to require directors to own company stock while sitting on the board.

Independent Chairman (Separate Chairman/CEO)

Shareholder proposals requiring that the chairman’s position be filled by an independent director will be considered after considering some or all of the following criteria:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

App. C-14

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he or she is available for consultation and direct communication;

•	Two-thirds independent board;

•	Fully independent key committees;

•	Established governance guidelines;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

•	Iridian generally will evaluate on a CASE-BY-CASE basis shareholder proposals requiring that the chairman’s position be filled by an independent director

Majority of Independent Directors/Establishment of Committees

Iridian believes that having a board independent of management is of the utmost importance to both a company and its shareholders.

•	Iridian generally will vote FOR shareholder proposals asking that a majority or more of directors be independent.

•

Iridian generally will vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be “independent.” Independence does not necessarily require that the entire committee be composed of independent directors. Generally, a majority or more independent directors will suffice.

Director Tenure/Retirement Age

Tenure and Age limits impose an arbitrary threshold beyond which a director may not serve regardless of the director’s performance. Iridian believes that directors should be judged on their own merit and would not impose such arbitrary guidelines.

•	Iridian generally will vote AGAINST proposals seeking to limit the period of time a director can serve by establishing a mandatory retirement age or otherwise limiting the tenure for directors.

•	Iridian generally will vote FOR proposals that seek to remove any mandatory retirement age or term limits for directors.

Filling Vacancies/Removal of Directors

Shareholder ability to remove directors, with or without cause, is prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws.

App. C-15

If the state or the company has specified that removal may only be for cause, than only such things as self-dealing or fraud will allow for the removal of a director. Removal without cause requires no such showing, which would allow shareholders to remove through a majority vote any director before his or her term expires.

•	Iridian will evaluate on a CASE-BY-CASE basis proposals that members of the board can only be removed for cause.

•	Iridian generally will vote AGAINST proposals which authorize the board to fill any vacancies that may occur on the board without further shareholder vote or approval.

•	Iridian generally will vote AGAINST proposals that only continuing directors may elect replacements to fill board vacancies.

Board Inclusiveness

The inclusion of qualified woman and minorities on company boards is a sound business practice.

•	Iridian generally will vote FOR proposals to increase efforts to find qualified women and minority candidates for service on the company’s board.

Shareholder Advisory Committee

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee to the board.

Open Access (Shareholder Access)

Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register symbolic dissent about a certain candidate is to simply “withhold” support for that nominee.

On October 8, 2003, the SEC proposed corporate accountability proxy rules that would give significant long-term shareholders greater ability to include their director nominees in management’s proxy statement. The rule was never adopted in the face of opposition by business groups, dissent within the SEC, and complaints that the process for allowing shareholders to nominate directors would be too complicated.

Proxy access is an evolving issue for regulators and the market at this time. Opening the proxy ballot to shareholder-nominated candidates could prove to be an important avenue for promoting greater corporate accountability. Nevertheless, it is a mechanism that nominating shareholders should use responsibly and only in justifiable circumstances because, as stated by some critics, open access could turn ordinary annual meetings into de facto proxy fights and undermine the role of board nominating committees.

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Iridian generally will evaluate on a CASE-BY-CASE basis reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management’s proxy card. Factors that may be taken into consideration include, but are not limited to:

•	The ownership threshold proposed in the resolution

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

App. C-16

SHAREHOLDER RIGHTS

Confidential Voting

In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. This confidentiality can eliminate any real or perceived coercion towards voters. With confidential voting shareholders can pursue business and other relationships without the fear of repercussions for how votes were cast.

•

Iridian generally will vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

•	Iridian generally will vote FOR proposals to adopt confidential voting by shareholders.

Shareholder Ability to Call Special Meetings

Certain matters may arise between regularly scheduled meetings that require attention. The inability of shareholders to call meetings could result in their inability to remove directors, initiate a shareholder resolution or respond to a beneficial offer without having to wait for the next scheduled meeting. The inability to call a special meeting and the resulting insulation of management could result in corporate performance and shareholder returns suffering.

•	Iridian generally will vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Iridian generally will vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Consent solicitations can be advantageous in that shareholders can vote on and/or respond to proposals via mail without having an actual physical meeting. Iridian believes that limitations on written consent are clearly contrary to shareholder interests.

•	Iridian generally will vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Iridian generally will vote FOR proposals to allow or make easier shareholder action by written consent.

PROXY CONTESTS

Proxy contests can play a valuable role in removing entrenched directors and creating a means for corporate change.

Voting for Director Nominees in Contested Elections

Electing directors is the most important stock ownership right that shareholders can exercise. By electing directors who represent their interests, shareholders can help to define performance standards against which management can be held accountable.

•

Iridian will evaluate on a CASE-BY-CASE basis how it will cast its votes for directors in a contested election based upon whom Iridian believes are the director nominees that will serve in the best interests of shareholders and will maximize shareholder value. Factors that may be taken into consideration include, but are not limited to:

•	Composition of the board and key board committees

•	Attendance at meetings (past year)

App. C-17

•	The board’s decisions regarding corporate governance provisions and takeover activity

•	Long-term corporate performance record relative to a peer group and market index

•	Director’s investment in the company

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	Other factors that may be appropriate to review include:

•	The board’s decisions regarding executive pay

•	Director compensation

•	The number of other board seats held

•	Interlocking directorships

Voting for Strategic Initiatives in Contested Elections

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Votes in a contested election to approve a strategic initiative will be evaluated on a CASE-BY-CASE basis and voted in favor of the position that Iridian believes will be in the best interests of shareholders and will maximize shareholder value.

Reimbursing Proxy Solicitation Expenses

•	Iridian generally will vote FOR reimbursing proxy solicitation expenses where it votes in favor of dissidents.

ANTI-TAKEOVER MEASURES

Amend Bylaws without Shareholder Consent

•	Iridian will generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Iridian will generally vote FOR proposals giving the board the ability to amend the bylaws with shareholder consent.

Anti-Takeover Provisions

•

Iridian generally will vote AGAINST any proposed amendments to corporate charter or bylaw amendments that include anti-takeover provisions. However, a determination will be made on a CASE-BY-CASE basis if a proposal to remove anti-takeover provisions is one of multiple items being removed concurrently.

Poison Pill Plans

Shareholder rights plans are typically known as poison pills. These plans take the form of rights or warrants issued to shareholders that are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. Once triggered, shareholders are able to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at deeply discounted prices. They are most often implemented as a means of preventing a hostile takeover by increasing the takeover costs. Iridian generally believes that poison pills lead to management entrenchment and discourage legitimate tender offers and that whether a plan should be implemented is a decision to be made by shareholders not management.

•	Iridian generally will vote FOR a proposal that the company submit shareholder rights plan (poison pill) to a shareholder vote.

•	Iridian generally will vote AGAINST a proposal to renew or adopt/amend a shareholder rights plan (poison pill).

App. C-18

•	Iridian generally will vote FOR a proposal to redeem a shareholder rights plan (poison pill).

•	Iridian generally will vote AGAINST an increase in capital stock for use in the implementation of a shareholder rights plan (poison pill).

Supermajority Vote Requirements

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench management by blocking amendments that are in the best interests of shareholders and will maximize shareholder value.

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Iridian generally will vote AGAINST proposals which require or increase supermajority shareholder votes to amend corporate documents, approve mergers and other significant business combinations and/or remove directors.

•

Iridian generally will vote FOR proposals which eliminate or decrease the need for supermajority shareholder votes to amend corporate documents, approve mergers and other significant business combinations and/or remove directors.

Fair Price Provisions

Fair price provisions were originally designed to defend against the most coercive of takeover devices, the two-tiered, front-end-loaded tender offer. In such a hostile takeover, the bidder usually offers cash for the block of shares needed to gain control of the target company (the first tier) and after the bidder gains control, it offers a lower price in the form of cash, securities or both for the remaining shares (the second tier). In these situations, because the stock purchased in the second tier is less valuable than that in the first, shareholders are often forced to sell their interests early in order to maximize their value. Iridian generally believes that fair price provisions rarely protect shareholders and instead discourages would-be acquirers from taking a controlling interest in the company and offering shareholders an opportunity to maximize their value, in instances where an acquisition is not favored by the board.

•	Iridian generally will vote AGAINST proposals to adopt fair price provisions.

•	Iridian generally will vote FOR proposals to rescind fair price provisions.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. This transferred cash could, absent the greenmail payments, be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

•	Iridian generally will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make a greenmail payment.

•	Iridian will evaluate on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Unequal Voting Rights/Dual Class Stock

Dual class exchange offers are often accomplished through the payment of a special dividend which results in the transfer of voting rights from one group of shareholders to another. The result is two classes of stock with unequal voting rights. This may also be achieved through a dual-class recapitalization which involves an equal

App. C-19

distribution of preferential and inferior voting shares to current shareholders. Either of these plans only serves to concentrate voting power in the hands of management or other insiders and hinders corporate change.

•	Iridian generally will vote AGAINST dual-class exchange offers.

•	Iridian generally will vote AGAINST dual-class recapitalizations.

•

Iridian generally will vote AGAINST proposals to approve dual class stock structures in which one class of stock has superior voting rights to the second class, or in which a new class of non-voting stock is created.

CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock

Stock that has a fixed per share value printed on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent. Many times proposals to reduce par value stem from state level requirements or banking regulations.

•	Iridian generally will vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares a board is authorized to issue. Companies increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends. Iridian generally favors increases in common stock authorized provided such action is determined to be in the shareholder’s best interest.

•	Iridian generally will vote FOR proposals to increase the number of shares of common stock authorized for issue.

•	Iridian generally will vote FOR proposals approving the issuance of common stock upon conversion of convertible preferred shares.

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to approve a reduction in the number of shares of common stock authorized for issue or an elimination of an authorized class of common stock.

•

Iridian generally will vote FOR proposals to approve increases or decreases in the number of shares of common stock authorized when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Preferred stock is an equity security, but has certain features that liken it to debt instruments such as fixed dividend payments, seniority of claims to regular common stock and, in many cases, no voting rights. The terms of blank check preferred stock give a company’s board the power to issue shares of preferred stock at its discretion, with voting, conversion, distribution, and other rights to be determined by the board at the time of issue. Blank check preferred stock can be used for sound corporate purposes such as raising capital or making acquisitions but can also be used to entrench management and prevent a hostile takeover absent shareholder approval.

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Iridian generally will vote AGAINST proposals authorizing the creation of a new class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred).

•	Iridian generally will vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

•

Iridian generally will vote FOR proposals to increase the number of shares of preferred stock authorized for issue provided the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock seem reasonable.

App. C-20

•	Iridian will generally vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

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Iridian will evaluate on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to eliminate a currently authorized class of preferred stock.

Shareholder Proposals Regarding Blank Check Preferred Stock

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Iridian generally will evaluate on a CASE-BY-CASE basis proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the class they own, in an amount equal to the percentage of the class they already own. These rights provide shareholders with some protection from involuntary dilution of their ownership interest.

•	Iridian generally will vote FOR proposals that restore preemptive rights of shareholders.

•	Iridian generally will AGAINST proposals to eliminate preemptive rights of shareholders.

Reverse Stock Splits

In a reverse stock split, multiple shares are exchanged for a lesser amount of shares to increase their price. Stocks trading at higher levels may attract greater attention from brokerages and other institutional investors and may be necessary in order to maintain listing on an exchange.

•	Iridian generally will vote FOR proposals to implement a reverse stock split.

Share Repurchase Programs

•	Iridian generally will vote FOR management proposals to institute open-market share repurchase plans (Stock Repurchase Program).

Stock Distributions: Splits and Dividends

•	Iridian generally will vote FOR management proposals to increase the common share authorization for a stock split or share dividend.

•	Iridian generally will vote FOR management recommended stock splits.

Tracking Stock

Tracking stock is a separate class of common stock that tracks the performance of an individual business of a company. The justification for creating such a stock is often that these businesses are high growth, low profit units whose intrinsic value may not be accurately reflected in the market price of a conglomerate parent company. The belief is that creating of a tracking stock can unlock this value and take advantage of the tracker’s higher market multiple for raising funds. Iridian believes that the strategic value of such a transaction must be

App. C-21

weighed against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

•

Iridian will evaluate on a CASE-BY-CASE basis proposals to create a tracking stock weighing adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

MERGERS AND CORPORATE RESTRUCTURINGS

Iridian will evaluate on CASE-BY-CASE basis proposals for mergers and acquisitions taking into consideration factors which include, but are not limited to, purchase price, financial and strategic benefits, how the deal was negotiated, conflicts of interest and changes in corporate governance.

Appraisal Rights

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

•	Iridian generally will vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

•

Iridian will evaluate on a CASE-BY-CASE basis asset purchase proposals taking into consideration factors including, but not limited to, purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, no completion risk.

Asset Sales

•

Iridian will evaluate on a CASE-BY-CASE basis proposals for asset sales taking into consideration factors including, but not limited to, impact on the balance sheet/working capital, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, value received for the asset, fairness opinion, how the deal was negotiated, conflicts of interest.

Bundled Proposals

•

Iridian will evaluate on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, Iridian will examine the benefits and costs of the packaged items.

Conversion of Securities

•	Iridian will evaluate on a CASE-BY-CASE basis proposals regarding conversion of securities.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•

Iridian will evaluate on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan and will consider factors which include, but are not limited to, dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues and conflicts of interest.

Formation of Holding Company

•	Iridian will evaluate on a CASE-BY-CASE basis proposals regarding the formation of a holding company.

App. C-22

Going Private Transactions (LBOs and Minority Squeezeouts)

•

Iridian will evaluate on a CASE-BY-CASE basis proposals to take a company private, taking into account factors including, but not limited to offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.

Joint Ventures

•

Iridian will evaluate on a CASE-BY-CASE basis proposals to form joint ventures taking into account factors including, but not limited to percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

Liquidations

•

Iridian will evaluate on a CASE-BY-CASE basis proposals to liquidate the company after reviewing management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

•

Iridian will evaluate on a CASE-BY-CASE basis proposal for mergers and acquisitions, determining whether the transaction maximizes shareholder value by considering factors including, but not limited to, prospects of the combined company, anticipated financial and operating benefits, offer price fairness opinion, how the deal was negotiated, changes in corporate governance, change in the capital structure and conflicts of interest.

Private Placements/Warrants/Convertible Debentures

•	Iridian will evaluate on a CASE-BY-CASE basis proposals regarding private placements, the issuance of warrants and/or convertible debentures.

Spinoffs

•

Iridian will evaluate on a CASE-BY-CASE basis proposed spinoffs taking into consideration factors including, but not limited to, tax and regulatory advantages, planned use of the sale proceeds, valuation of the spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes and changes in the capital structure.

Value Maximization Proposals

•

Iridian will evaluate on a CASE-BY-CASE shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.

Recapitalizations

•

Iridian will evaluate on a CASE-BY-CASE basis proposals to recapitalize taking into account such factors as: more simplified capital structure, maximized liquidity, fairness of conversion terms, including fairness opinion, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

App. C-23

Required Shareholder Approval

•	Iridian will evaluate on a CASE-BY-CASE basis shareholder proposals that all acquisition offers be submitted for shareholder vote.

EXECUTIVE AND DIRECTOR COMPENSATION

Iridian will evaluate on a CASE-BY-CASE basis all proposed executive and director compensation plans.

Executive Compensation

•

Executive compensation proposals take a variety of forms and Iridian will evaluate each proposal on a CASE-BY-CASE basis. Proposals for the implementation or amendment of compensation plans may include, but are not limited to:

•	Stock Option Plans (SOP)

•	Incentive Stock Option Plans (ISOP)

•	Restricted Stock Plans (RSP)

•	Stock Appreciate Rights Plans (SARs)

•	Bonus Stock Plans

•	Deferred Compensation Plans

•	Executive Loans

•	Supplemental Retirement Plans

•	Performance Award Plans

•

Iridian generally will vote FOR shareholder proposals that the company submit severance agreements or executive compensation to a shareholder vote or that the company terminate an existing compensation plan under which company executives are currently receiving benefits.

•	Iridian generally will vote AGAINST shareholder proposals to place a cap on the amount of compensation to be paid to top executives.

•	Iridian generally will vote FOR shareholder proposals that the company disclose all executive/consultant compensation paid by the company (disclosure beyond top five individuals).

•

Iridian generally will vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Iridian will evaluate on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Clawback Provisions

A clawback provision provides a mechanism for a company to recapture incentive compensation and awards when the performance measures that activate the incentive component are subsequently restated or changed in such a way that the original incentive compensation or award would be negated.

•	Iridian generally will vote FOR shareholder proposals that seek to establish clawback policies, unless the company has an acceptable clawback policy in place.

App. C-24

OBRA-Related Compensation Proposals

Under Section 162(m) of the Omnibus Budget Reconciliation Act of 1993 (OBRA), the tax deductibility of compensation that exceeds $1 million to a named executive officer is limited unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

•

Iridian generally will vote FOR plans that only amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provision of Section 162(m) of OBRA.

•	Iridian generally will vote FOR amendments to plans that add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•	Iridian will evaluate on a CASE-BY-CASE basis all other OBRA related compensation issues.

Golden and Tin Parachutes

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. Golden parachutes are payments to senior level management that are triggered during a change of control. The calculation is usually based on some multiple of an employee’s annual or monthly compensation. Some companies are extending the coverage to all employees via tin parachutes.

•	Iridian generally will vote FOR shareholder proposals that the company eliminate or restrict existing severance agreements, change-in-control provisions, golden parachutes or tin parachutes.

“Double Trigger” and “Modified Double Trigger” Parachutes

The “double trigger” and “modified double trigger” parachutes are more beneficial to the company. These triggers require a termination without cause or with good reason by an executive, and a defined period of payment of generally one year. Unlike the single trigger, the executive cannot voluntarily resign. With the modified double trigger the executive’s resignation occurs only during the “open window period” (typically 30 days) after six to twelve months have elapsed since the change in control. Under either scenario the executive’s participation in the existing company and future company is mandated by the agreement. The company will clearly desire to retain the executive’s loyalty and commitment, and will reward the executive after the change in control is completed. Such an outcome is attractive in order to maintain continuity and retention of key management personnel.

•	Iridian generally will vote FOR double trigger and/ or modified double trigger parachute provisions during a change-in-control situation.

Director Compensation

Iridian believes that director compensation should be appropriate for the time and effort that directors spend executing their duties.

•	Iridian evaluates all director compensation proposals on a CASE-BY-CASE basis.

•	Iridian generally will vote FOR shareholder proposals that the company terminate its retirement plan for non-employee directors.

•	Iridian will evaluate on a CASE-BY-CASE basis shareholder proposals that the company be required to pay director’s fees only in the form of shares of stock of the company.

•	Iridian generally will vote AGAINST proposals to approve retirement benefits for non-employee directors.

Employee Stock Purchase Plans

•	Iridian generally will vote FOR the implementation of employee stock purchase plans and amendments to such plans which increase shares available for grant and/or change other terms of the plan.

App. C-25

401(k) Employee Benefit Plans

•	Iridian generally will vote FOR proposals to implement 401(k) savings plans for employees.

Repricing of Options

•	Iridian generally will vote AGAINST the repricing of underwater stock options as well as the approval of loans to executive officers for the purpose of exercising underwater stock options.

Pay for Superior Performance

These proposals generally include the following principles: 1) Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median; 2) Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards; 3) Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan; 4) Establishes performance targets for each plan financial metric relative to the performance of the company’s peers; 5) Limits payment under the annual and performance-vested long-term incentive components of the plan to cases where the company’s performance on its selected financial performance metrics exceeds peer group median performance.

•

Iridian generally will vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives.

Iridian will consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

•	Is the premium in options based compensation sufficiently high?

STATE OF INCORPORATION

Voting on State Takeover Statutes

•

Iridian will evaluate on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash- out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

•	Iridian will evaluate on a CASE-BY-CASE basis proposals that the company reincorporate in another jurisdiction.

SOCIAL RESPONSIBILITY

•	Iridian evaluates social responsibility proposals on a CASE-BY-CASE basis.

App. C-26

•	Iridian will evaluate on a CASE-BY-CASE basis for proposals that the company adopt the ILO Code of Conduct policies.

MISCELLANEOUS

Adjourn Meeting

•	Iridian generally will vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Minor Bylaws

•	Iridian generally will vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Changing Corporate Name

•	Iridian generally will vote FOR changing the corporate name.

Change Date, Time or Location of Annual Meeting

•	Iridian generally will vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Iridian generally will vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business

•	Iridian generally will vote AGAINST proposals to approve other business when it appears as a voting item.

Political Contributions

•	Iridian will evaluate on a CASE-BY-CASE basis proposals to improve the disclosure of a company’s political contributions considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a policy on political contributions.

Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

•	Iridian will evaluate on a CASE-BY-CASE basis proposals disallowing the company from making political contributions.

•

Iridian generally will vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

•

Requiring companies to provide lists of executives, directors and other key relationships that have had prior government service and that may possibly have had a bearing on the business of the company would be burdensome to prepare and would not provide any meaningful information to shareholders.

•

Iridian generally will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

App. C-27

Military Contracts

Requiring companies to provide reports on foreign military sales or offsets may involve the disclosure of sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

•	Iridian generally will vote AGAINST reports on foreign military sales or offsets.

V.	PINE RIVER CAPITAL MANAGEMENT L.P.

Proxy Voting Guidelines and Procedures

January 2014

These Proxy Voting Guidelines and Procedures (“Procedures”) apply to Pine River Capital Management L.P. (“Pine River”) and all Funds and accounts for which Pine River is responsible for voting proxies, including all limited partnerships, limited liability companies, and accounts for which it acts as investment manager, investment adviser or, if applicable, as sub-adviser (the “Funds”).

In voting proxies, Pine River is guided by general fiduciary principles. Pine River’s goal is to act prudently and in the best interest of the Funds. Pine River seeks to consider all positive and negative consequences its vote could have on the value of the investment. Where Pine River votes proxies, it will do so in a manner that it believes will be consistent with efforts to maximize the value of a Fund’s positions.

Voting of Proxies

Pine River reviews proxy materials to evaluate all the issues presented. Regularly recurring matters are typically voted as recommended by the issuer’s board of directors or “management.” However, some circumstances might cause Pine River to vote against such proposals. These would include, among others, excessive compensation, unusual management stock options, preferential voting, and poison pills. Pine River decides these issues on a case-by-case basis, and may consider the analysis and recommendations of third party service providers such as ISS in making such decisions.

Pine River may determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost. In other words, Pine River may do this when it does not seem in the Fund’s best interest to vote.

When a Fund has authorized Pine River to vote proxies on its behalf, Pine River generally will not accept instructions from the Fund or investors in the Funds (“Investors”) regarding how to vote proxies.

Conflict of Interest

In furtherance of Pine River’s duty to vote proxies in the best interests of the Funds, Pine River follows these Procedures designed to identify and address material conflicts that may arise between Pine River’s interests and those of the Fund and its Investors before voting proxies.

Procedures for Identifying Conflicts of Interest:

i)	Pine River shall monitor the potential for conflicts of interest that might be present with respect to voting proxies on behalf of Investors, whether as a result of personal relationships, significant client relationships (i.e., those accounting for greater than 5% of annual revenues), or special circumstances that may arise during Pine River’s course of business.

App. C-28

ii)	Pine River’s Chief Compliance Officer shall maintain a current list of any issuers with whom Pine River has a conflict of interest in voting proxies on behalf of the Funds. Once identified, Pine River shall not vote proxies relating to issuers on this list on behalf of the Funds until it has determined that the conflict of interest is no longer material or a method for resolving the particular conflict of interest has been agreed upon and implemented. Procedures relating to Pine River abstaining from voting certain identified proxies is described below.

Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest:

i)	Pine River’s Chief Compliance Officer will determine whether a conflict of interest is material. A conflict of interest will be considered material if it is determined that a certain conflict has the potential to influence Pine River’s decision-making in voting the proxy. A conflict of interest shall be deemed material if the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with Pine River. All other materiality determinations will be based on an assessment of the particular facts and circumstances. Pine River’s Chief Compliance Officer shall maintain a written record of all materiality determinations.

ii)	If it is determined that a conflict of interest is not material, Pine River may vote proxies notwithstanding the existence of the conflict.

iii)	If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to the Funds and obtaining their consent before voting;

•	suggesting to the Funds that they engage another party to vote the proxy on their behalf;

•	engage a third party to recommend a vote with respect to the proxy based on application of the Procedures set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

Pine River shall maintain a written record of the method used to resolve a material conflict of interest.

Recordkeeping

Pine River shall maintain the following records relating to proxy voting:

i)	a copy of these Procedures;

ii)	a copy of each proxy form (as voted);

iii)	a copy of each proxy solicitation, including proxy statements and related materials with regard to each vote;

iv)	documents relating to the identification and resolution of conflicts of interest, if any;

v)	any documents created by Pine River that were material to a proxy voting decision or that memorialized the basis for that decision; and

vi)	a copy of each written request from an Investor for information on how Pine River voted proxies on behalf of a Fund, and a copy of any written response by Pine River to any written or oral request for information by an Investor on how Pine River voted proxies for a Fund.

These records shall be maintained and preserved in Pine River’s office for the first two years from the end of the fiscal year during which the last entry was made on that record (the “last entry date”). Thereafter, these records shall be kept in an easily accessible location for a period of not less than five years from the last entry date.

In lieu of keeping copies of proxy statements, Pine River may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

These Procedures will be reviewed on at least an annual basis.

App. C-29

VI.	SOUND POINT CAPITAL MANAGEMENT, L.P.

POLICY REGARDING PROXY VOTING

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which Sound Point has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. Sound Point is committed to implementing policies and procedures that conform to the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate Sound Point’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client Proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client Proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.

Sound Point generally has proxy voting authority over securities held in Client accounts for which it has discretionary investment management responsibility. Proxy voting, however, is not an integral component of Sound Point’s investment strategy, which focuses primarily on investments and trading in fixed income, credit and credit-linked securities (collectively referred to herein as “credit positions”). These types of securities do not typically convey voting rights to the holder. To the extent Clients holds equity securities, it will generally be for the purpose of hedging credit positions or for short-term trading strategies. Sound Point’s policy with respect to the exercise of its proxy voting authority is to vote proxies only where it believes that the vote is likely to have a material positive economic impact (or to avoid a material negative economic impact) on the value of the underlying credit position (taking into account any related hedges) or the short-term trading strategy employed for the client accounts. If Sound Point does not believe the exercise of a proxy vote right will have a material economic impact on the Client account, Sound Point generally will not exercise its voting authority with respect to a proxy. In addition, Sound Point may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy.

App. C-30

These policies and procedures do not mandate that Sound Point vote every Client Proxy that it receives. There may be circumstances when refraining from voting a proxy is in a Client’s best interest, such as when and if Sound Point determines that the cost of voting the proxy exceeds the expected benefit to the Client. Further, Sound Point will not vote proxies for which a Client has not delegated voting authority to Sound Point. Sound Point shall vote all proxies related to Client Accounts where such account has mandated such practice (e.g. 40 Act Clients).

Proxy Voting Procedures

Procedures

The CCO is responsible for determining whether a particular proxy vote may have a material economic impact on an underlying Client position or trading strategy and, if so, instructing the custodian to act in the manner which the CCO believes will increase the value of the underlying credit position or short-term trading strategy. In make any such determination, the CCO shall consider any potential conflicts of interest which may exist and shall at all times act in the manner in which he believes will further the economic interests of the clients. The CCO shall document the rationale for any decision to vote or not to vote a proxy.

Sound Point may retain a third-party to assist it in coordinating and voting Client Proxies. If so, the CCO will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained.

Any employee, officer or director of Sound Point receiving an inquiry directly from a company holding a proxy contest must promptly notify the CCO.

Conflicts of Interest

Sound Point will not put its own interests ahead of a Client’s interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The CCO will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The CCO will presume a conflict of interest to exist whenever Sound Point or any partner, member, affiliate, subsidiary or employee of Sound Point has a personal or business interest in the outcome of a particular matter before shareholders.

Limitations on Proxy Voting

Sound Point will not be obliged to vote a Client Proxy if Sound Point reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.

Disclosure to Clients

Form ADV Disclosure

Sound Point will disclose in Part 2A of its Form ADV that Clients may contact the CCO during regular business hours, via email or telephone, to obtain information on how Sound Point voted such Client’s proxies for the past 5 years. The summary of this Policy included in Sound Point’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, Sound Point will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

App. C-31

Client Requests for Information

Clients and Private Fund Investors may request a copy of this Policy and/or information about how Sound Point has voted securities in their behalf (or, with respect to a Private Fund) account by contacting Sound Point. Sound Point will not disclose proxy votes made on behalf of a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that Sound Point may serve as sub-adviser to another adviser to a client, Sound Point will be deemed to be authorized to provide proxy voting records on such Accounts to such other adviser.

Recordkeeping

In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Sound Point will, for a period of at least 5 years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Sound Point:

(i)	a copy of this Policy;

(ii)	a copy of each proxy statement received by Sound Point regarding Securities held on behalf of its Clients;

(iii)	a record of each vote cast by Sound Point on behalf of its Clients;

(iv)	a copy of any documents prepared by Sound Point that were material to making a decision how to vote, or that memorialized the basis for such decision; and

(v)	a copy of each written request received from a Client as to how Sound Point voted proxies on its behalf, and a copy of any written response from Sound Point to any (written or oral) Client request for information on how Sound Point voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, Sound Point may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Sound Point has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

Additionally Sound Point shall collect proxy information necessary for the preparation and filing of any required forms, such as Form N-PX.

Sound Point will retain each of the records listed above in accordance with Sound Point’s Policy Regarding Recordkeeping.

App. C-32

BMO FUNDS, INC.

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)(1)	Articles of Incorporation dated July 30, 1992[4]

(a)(2)	Amendment No. 1 to Articles of Incorporation dated August 11, 1992[4]

(a)(3)	Amendment No. 2 to Articles of Incorporation dated September 14, 1992[4]

(a)(4)	Amendment No. 3 to Articles of Incorporation dated April 23, 1993[4]

(a)(5)	Amendment No. 4 to Articles of Incorporation dated November 1, 1993[2]

(a)(6)	Amendment No. 5 to Articles of Incorporation dated July 25, 1994[4]

(a)(7)	Amendment No. 6 to Articles of Incorporation dated October 24, 1994[6]

(a)(8)	Amendment No. 7 to Articles of Incorporation dated July 22, 1996[7]

(a)(9)	Amendment No. 8 to Articles of Incorporation dated April 28, 1997[8]

(a)(10)	Amendment No. 9 to Articles of Incorporation dated October 26, 1998[9]

(a)(11)	Amendment No. 10 to Articles of Incorporation dated June 7, 1999[10]

(a)(12)	Amendment No. 11 to Articles of Incorporation dated January 31, 2000[11]

(a)(13)	Amendment No. 12 to Articles of Incorporation dated July 10, 2000[12]

(a)(14)	Amendment No. 13 to Articles of Incorporation dated February 26, 2004[15]

(a)(15)	Amendment No. 14 to Articles of Incorporation dated July 30, 2004[15]

(a)(16)	Amendment No. 15 to Articles of Incorporation dated June 21, 2005[17]

(a)(17)	Amendment No. 16 to Articles of Incorporation dated October 26, 2005[17]

(a)(18)	Amendment No. 17 to Articles of Incorporation dated May 7, 2007[19]

(a)(19)	Amendment No. 18 to Articles of Incorporation dated January 29, 2008[21]

(a)(20)	Amendment No. 19 to Articles of Incorporation dated December 11, 2008[23]

(a)(21)	Amendment No. 20 to Articles of Incorporation dated July 15, 2009[24]

(a)(22)	Amendment No. 21 to Articles of Incorporation dated May 11, 2010[26]

(a)(23)	Amendment No. 22 to Articles of Incorporation dated November 30, 2010[27]

(a)(24)	Amendment No. 23 to Articles of Incorporation dated February 3, 2011[28]

(a)(25)	Amendment No. 24 to Articles of Incorporation dated December 12, 2011[32]

(a)(26)	Amendment No. 25 to Articles of Incorporation dated December 28, 2011[33]

(a)(27)	Amendment No. 26 to Articles of Incorporation dated September 7, 2012[34]

(a)(28)	Amendment No. 27 to Articles of Incorporation dated September 25, 2012[34]

(a)(29)	Amendment No. 28 to Articles of Incorporation dated May 13, 2013[36]

(a)(30)	Amendment No. 29 to Articles of Incorporation dated June 28, 2013[36]

(a)(31)	Amendment No. 30 to Articles of Incorporation dated August 16, 2013[37]

(a)(32)	Amendment No. 31 to Articles of Incorporation dated August 27, 2013[38]

(a)(33)	Amendment No. 32 to Articles of Incorporation dated December 23, 2013[39]

(a)(34)	Amendment No. 33 to Articles of Incorporation dated February 27, 2014[41]

(a)(35)	Amendment No. 34 to Articles of Incorporation dated March 27, 2014[41]

(a)(36)	Amendment No. 35 to Articles of Incorporation dated May 23, 2014[41]

(a)(37)	Amendment No. 36 to Articles of Incorporation dated July 25, 2014[42]

(a)(38)	Amendment No. 37 to Articles of Incorporation dated November 24, 2014#

(b)	By-Laws As Amended and Restated through July 8, 2009[24]

(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Articles of Incorporation and By-Laws

(d)(1)	Form of Investment Advisory Contract with BMO Asset Management Corp. (f/k/a M&I Investment Management Corp.)[29]

(d)(2)	Form of Amended and Restated Schedules A and B to Investment Advisory Contract#

(d)(3)	Form of Sub-Advisory Agreement with Pyrford International Ltd.[33]

(d)(4)	Form of Amended and Restated Exhibit A to Sub-Advisory Agreement with Pyrford International Ltd. for Pyrford International Stock Fund, Pyrford Global Strategic Return Fund, and Pyrford Global Equity Fund[39]

(d)(5)	Form of Sub-Advisory Agreement with Lloyd George Management (Hong Kong) Ltd. for LGM Emerging Markets Equity Fund[33]

(d)(6)	Form of Amended and Restated Sub-Advisory Agreement with Taplin, Canida & Habacht, LLC for TCH Emerging Markets Bond Fund, TCH Intermediate Income Fund, TCH Corporate Income Fund, and TCH Core Plus Bond Fund[40]

(d)(7)	Form of Sub-Advisory Agreement with Monegy, Inc. (f/k/a HIM Monegy, Inc.) for Monegy High Yield Bond Fund[33]

(d)(8)	Form of Sub-Advisory Agreement (CTC myCFO, LLC) for Alternative Strategies Fund#

(d)(9)	Form of Sub-Advisory Agreement with subadvisers registered as a commodity trading adviser for Alternative Strategies Fund#

(d)(10)	Form of Sub-Advisory Agreement with subadvisers not registered as a commodity trading adviser for Alternative Strategies Fund#

(e)(1)	Distribution Agreement with BMO Investment Distributors, LLC (formerly, M&I Distributors, LLC) dated July 5, 2011[31]

(e)(2)	Amended and Restated Schedule A to Distribution Agreement#

(f)	Bonus or Profit Sharing Contracts—None

(g)(1)	Custodian Contract with Marshall & Ilsley Trust Company (now, BMO Harris Bank, N.A.) dated April 26, 1993[3]

(g)(2)	Amendment to Custodian Contract dated November 1, 1995[17]

(g)(3)	Amendment to Custodian Contract dated November 1, 2000[17]

(g)(4)	Amendment to Custodian Contract dated June 22, 2001[13]

(g)(5)	Custodian Agreement with State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) dated September 1, 2004[15]

(g)(6)	Form of Amendment to Custodian Agreement with State Street Bank and Trust Company#

(h)(1)	Administrative Services Agreement with M&I Trust Company dated January 1, 2000 and Amendment No. 1 to Administrative Services Agreement dated September 15, 2000[14]

(h)(2)	Amendment to Administrative Services Agreement dated June 22, 2001[13]

(h)(3)	Amendment to Administrative Services Agreement dated November 1, 2007[20]

(h)(4)	Amendment to Administrative Services Agreement dated July 1, 2008[22]

(h)(5)	Form of Fifth Amendment to Administrative Services Agreement[33]

(h)(6)	Form of Sixth Amendment to Administrative Services Agreement[41]

(h)(7) (h)(8)	Form of Seventh Amendment to Administrative Services Agreement# Sub-Administration Agreement with UMB Fund Services, Inc. dated September 1, 2004[15]

(h)(9)	Form of Amended and Restated Schedule A to Sub-Administration Agreement#

(h)(10)	Shareholder Services Agreement dated July 5, 2011[31]

(h)(11)	Form of Amended and Restated Exhibit 1 of Shareholder Services Agreement#

(h)(12)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated June 30, 2011[33]

(h)(13)	Amendment to Transfer Agency Agreement dated December 21, 2012[35]

(h)(14)	Form of Amended and Restated Schedule A to Transfer Agency and Service Agreement#

(h)(15)	Fund Accounting Agreement with UMB Fund Services, Inc. dated September 1, 2004[15]

(h)(16)	Form of Amended and Restated Schedule A to Fund Accounting Agreement with UMB Fund Services, Inc.[39]

(h)(17)	Fund Accounting Agreement with State Street Bank and Trust Company (formerly Investors Bank & Trust Company) dated September 1, 2004[15]

(h)(18)	Amended and Restated Appendix A to Fund Accounting Agreement with State Street Bank & Trust Company#

(h)(19)	Form of Amended and Restated Expense Limitation Agreement[38]

(h)(20)	Form of Amended and Restated Schedule A to Amended and Restated Expense Limitation Agreement#

(h)(21)	Power of Attorney[37]

(i)(1)	Opinion and Consent[1]

(i)(2)	Opinion and Consent of Godfrey & Kahn, S.C. dated May 31, 2007[19]

(i)(3)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 29, 2008[21]

(i)(4)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 15, 2008[23]

(i)(5)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 29, 2009[25]

(i)(6)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 30, 2010[26]

(i)(7)	Opinion and Consent of Godfrey & Kahn, S.C. dated February 28, 2011[28]

(i)(8)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 29, 2011[33]

(i)(9)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 27, 2012[34]

(i)(10)	Opinion and Consent of Godfrey & Kahn, S.C. dated June 28, 2013[36]

(i)(11)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 27, 2013[38]

(i)(12)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 27, 2013[39]

(i)(13)	Opinion and Consent of Godfrey & Kahn, S.C. dated May 27, 2014[41]

(i)(14)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 15, 2014#

(j)	Consent of Independent Registered Public Accounting Firm—None

(k)	Omitted Financial Statements—None

(l)	Initial Capital Understanding[5]

(m)(1)	Amended and Restated Rule 12b-1 Plan dated August 13, 2014#

(m)(2)	Amended and Restated Rule 12b-1 Plan dated December 27, 2013—Target Date and Target Risk Funds[39]

(m)(3)	Form of Sales and Services Agreement[22]

(m)(4)	Form of Sales and Services Agreement, As Amended[26]

(n)(1)	Amended and Restated Multiple Class Plan#

(n)(2)	Amended and Restated Multiple Class Plan—Target Date and Target Risk Funds[39]

(o)	Reserved

(p)(1)	Code of Ethics for BMO Asset Management Corp., Monegy, Inc., BMO Funds, Inc. and certain affiliated entities dated October 31, 2013[39]

(p)(2)	Pyrford International Ltd. Code of Ethics[35]

(p)(3)	LGM Investments Limited (formerly, Lloyd George Management (Europe) Limited) Code of Ethics[39]

(p)(4)	Taplin, Canida & Habacht, LLC Code of Ethics[35]

(p)(5)	CTC myCFO, LLC Code of Ethics#

(p)(6)	Graham Capital Management, L.P. Code of Ethics#

(p)(7)	Capstone Investment Advisors, LLC Code of Ethics#

(p)(8)	Pine River Capital Management, L.P. Code of Ethics#

(p)(9)	Cramer Rosenthal McGlynn LLC Code of Ethics#

(p)(10)	Iridian Asset Management LLC Code of Ethics#

(p)(11)	Sound Point Capital Management, L.P. Code of Ethics#

(p)(12)	BMO Investment Distributors, LLC (formerly, M&I Distributors, LLC) Code of Ethics dated January 1, 2008[22]

#	Filed herewith.
[1]	Exhibit to PEA No. 5 filed April 23, 1993.*
[2]	Exhibit to PEA No. 8 filed December 28, 1993.*
[3]	Exhibit to PEA No. 10 filed July 1, 1994.*
[4]	Exhibit to PEA No. 11 filed October 21, 1994.*
[5]	Exhibit to PEA No. 14 filed December 26, 1995.*
[6]	Exhibit to PEA No. 15 filed June 17, 1996.*
[7]	Exhibit to PEA No. 17 filed August 30, 1996.*
[8]	Exhibit to PEA No. 22 filed October 21, 1998.*
[9]	Exhibit to PEA No. 27 filed August 27, 1999.*
[10]	Exhibit to PEA No. 29 filed October 29, 1999.*
[11]	Exhibit to PEA No. 31 filed March 1, 2000.*
[12]	Exhibit to PEA No. 33 filed October 30, 2000.*
[13]	Exhibit to PEA No. 34 filed October 29, 2001.*
[14]	Exhibit to PEA No. 37 filed October 30, 2003.*
[15]	Exhibit to PEA No. 42 filed December 30, 2004.*
[16]	Appendix to Definitive Proxy Statement filed July 13, 2005.
[17]	Exhibit to PEA No. 46 filed October 31, 2005.*
[18]	Exhibit to PEA No. 47 filed October 31, 2006.*
[19]	Exhibit to PEA No. 49 filed June 1, 2007.*
[20]	Exhibit to PEA No. 51 filed November 30, 2007.*
[21]	Exhibit to PEA No. 52 filed January 29, 2008.*
[22]	Exhibit to PEA No. 53 filed September 16, 2008.*
[23]	Exhibit to PEA No. 55 filed December 15, 2008.*
[24]	Exhibit to PEA No. 56 filed July 16, 2009.*
[25]	Exhibit to PEA No. 58 filed September 30, 2009.*
[26]	Exhibit to PEA No. 64 filed August 30, 2010.*
[27]	Exhibit to PEA No. 66 filed December 15, 2010.*
[28]	Exhibit to PEA No. 70 filed February 28, 2011.*
[29]	Appendix B to Definitive Proxy Statement on Schedule 14A filed August 24, 2011.*
[30]	Appendix C to Definitive Proxy Statement on Schedule 14A filed August 24, 2011.*
[31]	Exhibit to PEA No. 72 filed October 14, 2011.*
[32]	Exhibit to PEA No. 75 filed December 23, 2011.*
[33]	Exhibit to PEA No. 76 filed December 29, 2011. *
[34]	Exhibit to PEA No. 79 filed September 27, 2012. *
[35]	Exhibit to PEA No. 81 filed December 27, 2012. *
[36]	Exhibit to PEA No. 84 filed June 28, 2013. *
[37]	Exhibit to PEA No. 87 filed August 29, 2013. *
[38]	Exhibit to PEA No. 89 filed September 27, 2013. *
[39]	Exhibit to PEA No. 92 filed December 27, 2013. *

[40]	Annex A to Definitive Proxy Statement on Schedule 14A filed March 10, 2014.*
[41]	Exhibit to PEA No. 95 filed May 27, 2014.*
[42]	Exhibit to Proxy Statement/Prospectus on Form N-14 filed November 5, 2014.*
[43]	To be filed by amendment.
*	Incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant.

The information in the Statement of Additional Information captions “Account and Share Information – Control Persons and Principal Shareholders” and “Directors and Officers – Adviser to the Fund” is incorporated by reference.

Item 30. Indemnification.

Reference is made to Article IX of the Registrant’s By-Laws and Section 4 of the Distribution Agreement between the Registrant and BMO Investment Distributors, LLC.

The Registrant’s By-Laws provide for indemnification of its officers and directors to the fullest extent permitted by Wisconsin Business Corporation Law and applicable federal and state securities laws. Notwithstanding the foregoing, the By-Laws state that this indemnification will not protect any officer or director against liability to the Registrant or any shareholder by reason of his/her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such officer’s or director’s office.

The Distribution Agreement between the Registrant and the Distributor provides that the Registrant will indemnify the Distributor and any of its officers, directors, employees and control persons against certain losses incurred under the securities laws or otherwise, arising out of or based upon any alleged untrue statement or omission of a material fact contained in the Registrant’s SEC filings or other documents and in certain other circumstances.

In addition, the Wisconsin Business Corporation Law requires the Registrant to indemnify each of its officers and directors against liability incurred by the officer or director in any proceeding to which the officer or director was a party because he or she is an officer or director, unless liability was incurred because the officer or director breached or failed to perform a duty owed to the Registrant and the breach or failure to perform constitutes (i) a willful failure to deal fairly with the Registrant or its shareholders in connection with a matter in which the officer or director has a material conflict of interest; (ii) a violation of criminal law, unless the officer or director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe it was unlawful; (iii) a transaction from which the officer or director derived an improper personal profit; or (iv) willful misconduct.

The Registrant’s directors and officers are insured under a policy of insurance maintained by the Registrant against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

In addition, each of the directors who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Director”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Director against certain liabilities which such Director may incur while acting in the capacity as a director, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Director and is not affected by amendment of the Articles of Incorporation. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Director against any liability to the Registrant or its shareholders to which such Non-interested Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Item 31. Business and Other Connections of the Investment Adviser.

BMO Asset Management Corp. (the “Adviser”) serves as the investment adviser for the Registrant. The Adviser’s principal business address is 115 South LaSalle Street, 11th Floor, Chicago, Illinois 60603. The Adviser is a registered investment adviser and wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (“BMO”), a Canadian bank holding company. The business and other connections of the Adviser, as well as the names and titles of the executive officers and directors of the Adviser, are further described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

Pyrford International Ltd. (“Pyrford”) serves as the sub-adviser with respect to the Registrant’s Pyrford International Stock Fund, Pyrford Global Strategic Return Fund, and Pyrford Global Equity Fund. Pyrford’s principal business address is 95 Wigmore Street, London, United Kingdom. Pyrford is a registered investment adviser. The business and other connections of Pyrford, as well as the names and titles of the executive officers and directors of Pyrford, are further described in Pyrford’s Form ADV as filed with the SEC.

LGM Investments Limited (formerly, Lloyd George Management (Europe) Limited) (“LGM Investments”) serves as a sub-adviser with respect to the Registrant’s LGM Emerging Markets Equity Fund. LGM Investments is a registered investment adviser. LGM Investments’ principal business address is 95 Wigmore Street, London, United Kingdom. The business and other connections of LGM Investments, as well as the names and titles of the executive officers and directors of LGM Investments, are further described in LGM Investments’ Form ADV as filed with the SEC.

Taplin, Canida & Habacht, LLC (“TCH”) serves as the sub-adviser with respect to the Registrant’s TCH Intermediate Income Fund, TCH Corporate Income Fund, TCH Core Plus Bond Fund, and TCH Emerging Markets Bond Fund. TCH’s principal business address is 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. TCH is a registered investment adviser. The business and other connections of TCH, as well as the names and titles of the executive officers and directors of TCH, are further described in TCH’s Form ADV as filed with the SEC.

Monegy, Inc (“Monegy”) serves as the sub-adviser with respect to the Registrant’s Monegy High Yield Bond Fund. Monegy’s principal business address is 100 King Street West, 42nd Floor, Toronto, Ontario, Canada. Monegy is a registered investment adviser. The business and other connections of Monegy, as well as the names and titles of the executive officers and directors of Monegy, are further described in Monegy’s Form ADV as filed with the SEC.

CTC myCFO, LLC (“CTC”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. CTC’s principal business address is 2200 Geng Road, Suite 100, Palo Alto, California 94303. CTC is a registered investment adviser. The business and other connection of CTC, as well as the names and title of the executive officers and directors of CTC, are further described in CTC’s Form ADV as filed with the SEC.

Graham Capital Management, L.P. (“Graham”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. Graham’s principal business address is 40 Highland Avenue, Rowayton, Connecticut 06853. Graham is a registered investment adviser. The business and other connection of Graham, as well as the names and title of the executive officers and directors of Graham, are further described in Graham’s Form ADV as filed with the SEC.

Capstone Investment Advisors, LLC (“Capstone”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. Capstone’s principal business address is 7 World Trade Center, 250 Greenwich Street, 30th Floor, New York, New York 10007. Capstone is a registered investment adviser. The business and other connection of Capstone, as well as the names and title of the executive officers and directors of Capstone, are further described in Capstone’s Form ADV as filed with the SEC.

Pine River Capital Management, L.P. (“Pine River”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. Pine River’s principal business address is 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota 55305. Pine River is a registered investment adviser. The business and other connection of Pine River, as well as the names and title of the executive officers and directors of Pine River, are further described in Pine River’s Form ADV as filed with the SEC.

Cramer Rosenthal McGlynn LLC (“Cramer Rosenthal McGlynn”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. Cramer Rosenthal McGlynn’s principal business address is 520 Madison Avenue, 20th Floor, New York, New York, 10022. Cramer Rosenthal McGlynn is a registered investment adviser. The business and other connection of Cramer Rosenthal McGlynn, as well as the names and title of the executive officers and directors of Cramer Rosenthal McGlynn, are further described in Cramer Rosenthal McGlynn’s Form ADV as filed with the SEC.

Iridian Asset Management LLC (“Iridian”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. Iridian’s principal business address is 276 Post Road West, Westport, Connecticut 06880-4704. Iridian is a registered investment adviser. The business and other connection of Iridian, as well as the names and title of the executive officers and directors of Iridian, are further described in Iridian’s Form ADV as filed with the SEC.

Sound Point Capital Management, L.P. (“Sound Point”) serves as the sub-adviser with respect to the Registrant’s Alternative Strategies Fund. Sound Point’s principal business address is 375 Park Avenue, 25th Floor, New York, New York 10152. Sound Point is a registered investment adviser. The business and other connection of Sound Point, as well as the names and title of the executive officers and directors of Sound Point, are further described in Sound Point’s Form ADV as filed with the SEC.

BMO is the ultimate parent company of the Adviser, Pyrford, LGM Investments, TCH, Monegy and CTC. Accordingly, the Adviser, Pyrford, LGM Investments, TCH, Monegy, and CTC are affiliates. To the best of Registrant’s knowledge, none of the Adviser’s directors or executive officers is or has been engaged in any other business, profession, vocation, or employment of a substantial nature for the past two fiscal years, except as noted in the “Directors and Officers” section of the Registrant’s Statement of Additional Information, which is incorporated herein by reference.

Item 32. Principal Underwriters.

(a)	BMO LGM Frontier Markets Equity Fund.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of BMO Investment Distributors, LLC are as follows:

Name and Principal Business Address*	Positions and Offices with BMO Investment Distributors, LLC	Positions and Offices with Registrant
Barry S. McInerney	Chairman	None
Steven J. Arquilla	President and Chief Operating Officer, Director	None
Christopher Osbourne	Vice President	None
Michael J. Smyth	Chief Financial Officer	None
Jeffrey A. Worf	Chief Compliance Officer	None
Phillip E. Enochs	Director	None
Michael Miroballi	Director	None
Matthew X. Smith	Director	None

*	The address of each of the foregoing is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

(c)	Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent and Dividend Disbursing Agent	Boston Financial Data Services Inc. 2000 Crown Colony Drive Quincy, MA 02171

Registrant’s Sub-Administrator	UMB Fund Services, Inc. 285 West Galenda Street Milwaukee, WI 53212

Portfolio Accounting Services Agent (except Global Low Volatility Equity, Pyrford International Stock Fund, LGM Emerging Markets Equity Fund, Pyrford Global Strategic Return Fund, TCH Emerging Markets Bond Fund, Pyrford Global Equity Fund, Global Natural Resources Fund, and Alternative Strategies Fund)	UMB Fund Services, Inc. 285 West Galenda Street Milwaukee, WI 53212

Registrant’s Investment Adviser, Administrator and Shareholder Servicing Agent	BMO Asset Management Corp. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Records Relating to:	Are located at:
Registrant’s Sub-Adviser to Pyrford Global Strategic Return Fund, Pyrford International Stock Fund, and Pyrford Global Equity Fund	Pyrford International Ltd. 95 Wigmore Street London United Kingdom

Registrant’s Sub-Adviser to Monegy High Yield Bond Fund	Monegy, Inc. 100 King Street West, 42nd Floor Toronto, ON, Canada M5X 1A1

Registrant’s Sub-Adviser to LGM Emerging Markets Equity Fund	LGM Investments Limited 95 Wigmore Street London United Kingdom

Registrant’s Sub-Adviser to TCH Intermediate Income Fund, TCH Corporate Income Fund, TCH Core Plus Bond Fund, and TCH Emerging Markets Bond Fund	Taplin, Canida & Habacht, LLC 1001 Brickell Bay Drive, Suite 2100 Miami, Florida 33131

Registrant’s Sub-Adviser to Alternative Strategies Fund	CTC myCFO LLC 2200 Geng Road, Suite 100 Palo Alto, California 94303

Registrant’s Sub-Adviser to Alternative Strategies Fund	Graham Capital Management, L.P. 40 Highland Avenue Rowayton, Connecticut 06853

Registrant’s Sub-Adviser to Alternative Strategies Fund	Capstone Investment Advisors, LLC 7 World Trade Center 250 Greenwich Street, 30th Floor New York, New York 10007

Registrant’s Sub-Adviser to Alternative Strategies Fund	Pine River Capital Management, L.P. 601 Carlson Parkway, Suite 330 Minnetonka, Minnesota 55305

Registrant’s Sub-Adviser to Alternative Strategies Fund	Cramer Rosenthal McGlynn LLC 520 Madison Avenue, 20th Floor New York, New York, 10022

Registrant’s Sub-Adviser to Alternative Strategies Fund	Iridian Asset Management LLC 276 Post Road West Westport, Connecticut 06880-4704

Registrant’s Sub-Adviser to Alternative Strategies Fund	Sound Point Capital Management, L.P. 375 Park Avenue, 25th Floor New York, New York 10152

Records Relating to:	Are located at:
Registrant’s Custodian (except Pyrford International Stock Fund, LGM Emerging Markets Equity Fund, Pyrford Global Strategic Return Fund, TCH Emerging Markets Bond Fund, Global Low Volatility Equity Fund, Pyrford Global Equity Fund, Global Natural Resources Fund, and Alternative Strategies Fund)	BMO Harris Bank N.A. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Registrant’s Custodian and Portfolio Accounting Services Agent (Pyrford International Stock Fund, LGM Emerging Markets Equity Fund, Pyrford Global Strategic Return Fund, TCH Emerging Markets Bond Fund, Global Low Volatility Equity Fund, Pyrford Global Equity Fund, Global Natural Resources Fund, and Alternative Strategies Fund)	State Street Bank & Trust Company 200 Clarendon Street P.O. Box 9130 Boston, MA 02116

Registrant’s Distributor	BMO Investment Distributors, LLC 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Item 34. Management Services.

None.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 102 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 15th day of December, 2014.

BMO FUNDS, INC.
(Registrant)

By:	/s/ John M. Blaser
John M. Blaser
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 102 to the Registration Statement on Form N-1A has been signed below on December 15, 2014 by the following persons in the capacities indicated.

Signature	Title

/s/ John M. Blaser John M. Blaser	President (principal executive officer) and Director

/s/ Timothy M. Bonin Timothy M. Bonin	Chief Financial Officer and Treasurer (principal financial officer)

* Larry D. Armel	Director

* Ridge A. Braunschweig	Director

* Christopher B. Begy	Director

* Benjamin M. Cutler	Director

* John A. Lubs	Director

* James Mitchell	Director

* Barbara J. Pope	Director

*By:	/s/ John M. Blaser
John M. Blaser

Attorney in fact pursuant to Power of Attorney filed with Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A

EXHIBIT INDEX

(a)(38)	Amendment No. 37 to Articles of Incorporation dated November 24, 2014

(d)(2)	Form of Amended and Restated Schedules A and B to Investment Advisory Contract

(d)(8)	Form of Sub-Advisory Agreement with CTC myCFO, LLC for Alternative Strategies Fund

(d)(9)	Form of Sub-Advisory Agreement with subadvisers registered as a commodity trading adviser for Alternative Strategies Fund

(d)(10)	Form of Sub-Advisory Agreement with subadvisers not registered as a commodity trading adviser for Alternative Strategies Fund

(e)(2)	Amended and Restated Schedule A to Distribution Agreement

(g)(6)	Form of Amendment to Custodian Agreement with State Street Bank and Trust Company

(h)(7)	Form of Seventh Amendment to Administrative Services Agreement

(h)(9)	Form of Amended and Restated Schedule A to Sub-Administration Agreement

(h)(11)	Form of Amended and Restated Exhibit 1 of Shareholder Services Agreement

(h)(14)	Form of Amended and Restated Schedule A to Transfer Agency and Service Agreement

(h)(18)	Amended and Restated Appendix A to Fund Accounting Agreement with State Street Bank & Trust Company

(h)(20)	Form of Amended and Restated Schedule A to Amended and Restated Expense Limitation Agreement

(i)(14)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 15, 2014

(m)(1)	Amended and Restated Rule 12b-1 Plan dated August 13, 2014

(n)(1)	Amended and Restated Multiple Class Plan

(p)(5)	CTC myCFO, LLC Code of Ethics

(p)(6)	Graham Capital Management, L.P. Code of Ethics

(p)(7)	Capstone Investment Advisors, LLC Code of Ethics

(p)(8)	Pine River Capital Management, L.P. Code of Ethics

(p)(9)	Cramer Rosenthal McGlynn LLC Code of Ethics

(p)(10)	Iridian Asset Management LLC Code of Ethics

(p)(11)	Sound Point Capital Management, L.P. Code of Ethics